As filed with the Securities and Exchange Commission on October 25, 2005
Securities Act Registration No. 333-122022
Investment Company Act Registration No. 811-21700

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-2

☐	REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
☑	PRE-EFFECTIVE AMENDMENT NO. 5
☐	POST-EFFECTIVE AMENDMENT NO.
and/or
☐	REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
☑	AMENDMENT NO. 5
Tortoise North American Energy Corporation

10801 Mastin Boulevard, Suite 222

Overland Park, Kansas 66210

(913) 981-1020

David J. Schulte

10801 Mastin Boulevard, Suite 222
Overland Park, Kansas 66210

Copies to:

Steven F. Carman, Esq. Blackwell Sanders Peper Martin LLP 4801 Main Street, Suite 1000 Kansas City, MO 64112	Thomas P. Mason, Esq. Vinson & Elkins LLP 2300 First City Tower, 1001 Fannin Street Houston, TX 77002

      Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of this Registration Statement.

      If any of the securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box.     ☐

      It is proposed that this filing will become effective (check appropriate box):

☐	when declared effective pursuant to section 8(c).

CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

		Proposed Maximum	Proposed Maximum
Title of Securities	Amount Being	Offering Price	Aggregate Offering	Amount of
Being Registered	Registered(1)	Per Unit(1)	Price(1)	Registration Fee(2)

Common Stock	200,000	$25.00	$5,000,000	$588.50

(1)	Estimated solely for the purpose of calculating the registration fee.

(2)	$588.50 Previously paid.

      The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states the Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such dates as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

The information in this prospectus is not complete and may be changed. These securities may not be sold until the registration statement filed with the Securities and Exchange Commission is effective. This Prospectus is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

Subject to Completion, dated October 25, 2005

PROSPECTUS

Common Shares Tortoise North American Energy Corporation
$25.00 per share

Tortoise North American Energy Corporation (the “Company”) is a newly organized, non-diversified, closed-end management investment company. The Company’s investment objective is to provide a high level of total return, with an emphasis on dividend income paid to shareholders. The Company seeks to provide its shareholders with a vehicle to invest in a portfolio consisting primarily of publicly traded Canadian royalty trusts and income trusts (collectively, “RITs”) and publicly traded United States master limited partnerships (“MLPs”), with an emphasis on the midstream and downstream North American energy sector. RITs and MLPs generally make regular monthly or quarterly distributions of substantially all of their distributable cash flow to the owners of their equity interests. The Company considers distributable cash flow to be the cash generated by operations of either an RIT or MLP, which amounts are distributed to the Company. Investments in the equity interests of RITs and MLPs also have the potential for capital appreciation.

Under normal conditions, the Company will invest at least 80% of its total assets (including assets obtained through leverage) in equity securities of companies in the energy sector with their primary operations in North America (“Energy Companies”). Energy Companies include companies that derive more than 50% of their revenues from transporting, processing, storing, distributing or marketing natural gas, natural gas liquids, electricity, coal, crude oil or refined petroleum products, or exploring, developing, managing or producing such commodities. The Company will likely invest at least 50% of its total assets in RITs. The Company will not invest more than 25% of its total assets in equity securities of MLPs. The Company may invest up to 50% of its total assets in restricted securities.

Prior to this offering, there has been no public market for the Common Shares. The Common Shares are expected to be listed on the New York Stock Exchange under the symbol “TYN.”

Investing in Common Shares involves a high degree of risk. Investors could lose some or all of their investment in the Company. See “Risks” beginning on page 26.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

	Per Share	Total(1)

Public offering price	$25.000	$
Underwriting discounts and commissions	$1.125	$
Estimated offering expenses	$0.117	$
Proceeds, after expenses, to the Company(2)	$23.758	$

(1)	The underwriters named in this prospectus have the option to purchase up to additional Common Shares at the public offering price, less the underwriting discounts and commissions, within 45 days from the date of this prospectus to cover over-allotments.

(2)	If the Company issues preferred shares, the costs associated with the issuance would reduce the Company’s net assets by approximately $ .

The underwriters expect to deliver Common Shares on or about                     , 2005.

RBC Capital Markets	Stifel, Nicolaus & Company
   Incorporated

A.G. Edwards	Lehman Brothers	Oppenheimer & Co.	Wachovia Securities

Advest, Inc.	BB&T Capital Markets	Ferris, Baker Watts	J.J.B. Hilliard, W.L. Lyons, Inc.	Incorporated

KeyBanc Capital Markets	Morgan Keegan & Company, Inc.	Ryan Beck & Co.

SunTrust Robinson Humphrey	Wells Fargo Securities	Wunderlich Securities, Inc.

Prospectus dated                     , 2005

      Shares of closed-end management investment companies frequently trade at prices lower than their net asset value or initial offering price. Market discount risk applies to all investors, but may be greater for initial investors expecting to sell shares shortly after the completion of the offering.

      Tortoise Capital Advisors, LLC, a Delaware limited liability company (the “Advisor”), will serve as the investment advisor to the Company. The Advisor was formed in October 2002 and has been managing portfolios of MLPs since that time. The Advisor has also been managing Tortoise Energy Infrastructure Corporation (“TYG”) since it began operations in February 2004 and Tortoise Energy Capital Corporation (“TYY”) since it began operations in May 2005. TYG is a non-diversified, closed-end management investment company that was created to invest principally in MLPs. TYY is a non-diversified closed-end management investment company that was created to invest principally in MLPs and their affiliates. As of August 31, 2005, the Advisor had client assets under management of approximately $1.3 billion, all of which were invested in U.S. Energy Companies. The Advisor has relied to a significant degree on the officers, employees, and resources of certain affiliated entities. Three (of the five) members of the investment committee of the Advisor are affiliates of, but not employees of, the Advisor, and each has other significant responsibilities with affiliated entities. The affiliated entities conduct businesses and activities of their own in which the Advisor has no economic interest. If these separate activities are significantly greater than the Advisor’s activities, there could be material competition for the efforts of key personnel. See “Prospectus Summary — Investment Advisor,” “Risks — Risks Associated with an Investment in the Company — Management Risk” and “The Company — Conflicts of Interest.”

      The Company intends to borrow money, issue preferred shares or issue debt securities, to the extent permitted by the Investment Company Act of 1940, as amended. These practices are known as leverage. Leverage creates an opportunity for increased income and capital appreciation for common shareholders; however, it also creates special risks that may adversely affect common shareholders. Because the Advisor’s fee is based on total assets (including assets obtained through leverage), the Advisor’s fee will be higher if the Company is leveraged. There can be no assurance that a leveraged strategy will be successful during any period in which it is used. See “Prospectus Summary — Leverage Risk,” “Risks — Risks Associated with an Investment in the Company — Leverage Risk” and “Leverage.”

      The prospectus sets forth the information about the Company that a prospective investor should know before investing. You should read this prospectus, which contains important information about the Company, before deciding whether to invest in the Company’s Common Shares, and retain it for future reference. A statement of additional information, dated                     , 2005, containing additional information about the Company, has been filed with the Securities and Exchange Commission and is incorporated by reference in its entirety into this prospectus. You may request a free copy of the statement of additional information, the table of contents of which is on page 52 of this prospectus, request a free copy of the Company’s annual and semi-annual reports to stockholders, request other information about the Company or make stockholder inquiries by calling 1-800-919-0315 or by writing to the Company at 10801 Mastin Boulevard, Suite 222, Overland Park, Kansas 66210. You can also view the Company’s statement of additional information and annual and semi-annual reports to stockholders on the Advisor’s website (http://www.tortoiseadvisors.com). In addition, the Securities and Exchange Commission maintains a website (http://www.sec.gov) on which you may view the Company’s statement of additional information, all material incorporated by reference, the Company’s annual and semi-annual reports and other information about the Company.

      The Company’s Common Shares do not represent a deposit or obligation of, and are not guaranteed or endorsed by, any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

All dollar amounts are in U.S. Dollars unless otherwise stated.

      You should rely only on the information contained or incorporated by reference in this prospectus. The Company has not, and the underwriters have not, authorized any other person to provide you with different information. If anyone provides you with different or inconsistent information, you should not rely on it. The Company is not, and the underwriters are not, making an offer to sell these securities in any jurisdiction where the offer or sale is not permitted. You should assume that the information appearing in this prospectus is accurate only as of the date of this prospectus. The Company’s business, financial condition and prospects may have changed since that date. The Company will amend or supplement this prospectus to reflect material changes to the information contained in this prospectus to the extent required by applicable law.

ii

PROSPECTUS SUMMARY

      This is only a summary. This summary does not contain all of the information that you should consider before investing in the shares of common stock (“Common Shares”) of Tortoise North American Energy Corporation. You should review the more detailed information contained in this prospectus and in the Statement of Additional Information, especially the information set forth under the heading “Risks” beginning on page 26 of this prospectus.

The Company

      Tortoise North American Energy Corporation is a newly organized, non-diversified, closed-end management investment company. Throughout this prospectus, we refer to Tortoise North American Energy Corporation simply as the “Company” or as “we,” “us” or “our.” See “The Company.”

The Offering

      The Company is offering                     Common Shares at an initial offering price of $25.00 per share through a group of underwriters (the “Underwriters”) led by RBC Capital Markets Corporation and Stifel, Nicolaus & Company, Incorporated. You must purchase at least 100 Common Shares ($2,500) in order to participate in this offering. The Company has given the Underwriters an option to purchase up to                     additional Common Shares to cover overallotments. See “Underwriting.”

Investment Objective

      The Company’s investment objective is to provide a high level of total return, with an emphasis on dividend income. The Company seeks to provide its shareholders with a vehicle to invest in a portfolio consisting primarily of publicly traded Canadian royalty trusts and income trusts (collectively, “RITs”) and publicly traded United States master limited partnerships (“MLPs”) with an emphasis on the midstream and downstream North American energy sector. RITs and MLPs are considered tax-efficient investment vehicles because they are generally able to avoid the double taxation applicable to most corporate entities. Information about the characteristics of the different types of RITs is set forth in the section titled “The Company — Energy Company Issuers.” There is no assurance that the Company will achieve its objective. See “The Company — Investment Objective.”

Energy Sector Focus

      The Company intends to invest primarily in companies in the energy sector with their primary operations in North America (“Energy Companies”). The North American energy sector can be generally categorized as follows:

•	Upstream — the development and extraction of energy resources, including natural gas, crude oil and coal from onshore and offshore geological reservoirs.

•	Midstream — the gathering, processing, storing and transmission of energy resources and their byproducts in a form that is usable by wholesale power generation, utility, petrochemical, industrial and gasoline customers, including pipelines, gas processing plants, liquefied natural gas facilities and other energy infrastructure.

•	Downstream — the refining, marketing and distribution of refined energy sources, such as customer-ready natural gas, propane and gasoline, to the end-user customers, and the generation, transmission and distribution of power and electricity.

      Energy Companies include companies that derive more than 50% of their revenues from the business of transporting, processing, storing, distributing or marketing natural gas, natural gas liquids (“NGLs”), electricity, coal, crude oil or refined petroleum products, or exploring, developing, managing or producing such commodities.

      The principal focus of investments by the Company will be RITs and MLPs. The Company believes that investments in Energy Companies, and specifically RITs and MLPs, will provide attractive investment opportunities for a variety of reasons, including the following:

•	Strong Demand Fundamentals. The U.S. Department of Energy’s Energy Information Administration (“EIA”) projects domestic consumption of crude oil and natural gas will increase by 1.5% and 1.6%, respectively, annually through 2025.

•	Strategic Importance. The U.S. is the largest consumer of energy in the world and is expected to rely increasingly on imported oil in the future. According to the EIA, the U.S. imports more oil and natural gas from Canada than from any other country. In addition, Canada’s crude oil reserves, including oil sands, are the second largest in the world, and increasing Canadian oil production is expected to help meet future demand associated with declines in U.S. production.

•	Market Size for Energy RITs. There are currently over 60 energy RITs with a combined market capitalization of more than $55 billion.

•	Market Size for Energy MLPs. There are currently over 30 energy MLPs with a combined market capitalization of more than $50 billion.

The projection from the EIA set forth in the first bullet point above may not prove to be accurate. If oil and natural gas consumption in the United States does not increase at the rates projected by the EIA, the Energy Companies in which the Company invests may not experience the results anticipated at the time of such investment. See “The Company — Energy Sector Focus.”

      The Company intends to emphasize the midstream and downstream North American energy sector with its RIT and MLP investments. The Company believes that the midstream and downstream North American energy sectors will provide attractive investment opportunities as a result of the following factors:

•	Substantial Midstream Capital Requirements. The Company believes, based on industry sources, that approximately $ 27 billion of capital will be invested in the midstream North American energy sector during 2005.

•	Requirements to Develop New Downstream Infrastructure. The Company believes that existing North American downstream infrastructure will require new capital investment to maintain an aging asset base and increase the asset base to respond to limited excess refining capacity and the evolution of supply and environmental regulations.

      See “The Company — Energy Sector Focus.”

Investment Strategy

      Under normal conditions, the Company will invest at least 80% of its total assets (including assets obtained through leverage) in equity securities of Energy Companies. The equity securities of Energy Companies purchased by the Company will consist primarily of interests in RITs and MLPs, but may also include common stock, preferred stock, convertible securities, warrants, and depository receipts issued by Energy Companies that are not RITs or MLPs. The Company may also invest up to 20% of its total assets in RITs or MLPs that are not Energy Companies. The Company will likely invest at least 50% of its total assets in the equity securities of RITs. The Company will not invest more than 25% of its total assets in equity securities of MLPs. The Company may invest up to 50% of its total assets in restricted securities for which no public trading market exists.

      In addition to the investment strategies discussed above, the Company may engage in certain transactions intended to hedge the Company’s exposure to currency risks due to Canadian dollar denominated investments in RITs. The Company may engage in various currency hedging transactions, including buying or selling options or futures, entering into other foreign currency transactions including forward foreign currency contracts, currency swaps or options on currency and currency futures and other derivatives transactions. Hedging transactions can be expensive and have risks, including the imperfect correlation between the value of such instruments and the underlying assets, the possible default of the other party to the transaction or illiquidity of the derivative instruments. Furthermore, the ability to successfully use hedging transactions depends on the Advisor’s (as defined below) ability to predict pertinent market movements, which cannot be assured. See “Risks — Risks Associated with an Investment in Canadian Companies — Currency Hedging Risk” and “The Company — Investment Strategy.”

Investment Philosophy

      In selecting investments, the Advisor looks primarily for equity securities of companies that appear to have potential for above average performance. The Advisor seeks to invest in securities that offer a combination of quality, growth and yield, intended to result in superior total returns over the long run.

      The Advisor’s investment selection process includes a comparison of quantitative, qualitative, and relative value factors. Although the Advisor uses research provided by broker-dealers and investment firms, primary emphasis is placed on proprietary analysis and valuation models constructed and maintained by the Advisor. These proprietary analysis and valuation models are used by the Advisor in advising all of its clients and are currently, and as may be modified from time to time, will continue to be used by the Advisor in selecting MLP investments. The Advisor believes these models will be effective in selecting RIT investments. To determine whether a company meets its criteria, the Advisor generally looks for a strong record of distribution growth, a conservative debt to equity ratio, a consistent ratio of distributable cash flow to actual cash distributions to unitholders, a proven track record of operating performance, and an effective incentive structure and experienced management team. See “The Company — Investment Philosophy.”

Comparison with Direct Investments in RITs and MLPs

      The Company is designed to provide an efficient vehicle for investing in a portfolio of RITs and MLPs. We believe that an investor who invests in the Company will benefit from a number of portfolio and tax features that would not be available from a direct investment in RITs and MLPs, including the following:

•	An investment in the Company offers access to a number of RITs and MLPs within the North American energy sector through a single investment vehicle;

•	The Company expects to have access to securities issued in initial public offerings and follow-on offerings. These securities, which offer the potential for increased returns, are typically only available to high net worth individuals and institutional investors such as the Company;

•	The Company may invest up to 50% of its total assets in restricted securities for which no public trading market exists. Direct placements offer the potential for increased return, but are typically only available to a limited number of institutional investors such as the Company;

•	For tax reporting purposes each shareholder of the Company will receive a single Form 1099, rather than a Canadian NR4 information slip, Form 1099 or Form K-1 from each RIT and MLP as would be the case if a shareholder invested directly in the RIT and MLP;

•	Shareholders of the Company will not be required to file state income tax returns in each state in which MLPs owned by the Company operate, whereas unitholders of MLPs may be required to make state filings in states in which those MLPs operate; and

•	Tax-exempt investors, including employee benefit plans and IRAs, will not have unrelated business taxable income (“UBTI”) upon receipt of distributions from the Company (provided their investment in the Company is not debt-financed), whereas a tax-exempt limited partner’s allocable share of income of an MLP is treated as UBTI.

      Unlike a direct investment in an RIT or MLP, an investment in the Company entails more costs.

Use of Leverage

      The Company intends in the future to engage in the use of financial leverage to the extent permitted by the Investment Company Act of 1940, as amended (the “1940 Act”). Currently under the 1940 Act, the Company may not borrow for investment purposes more than 33 1/3% of its total assets, including the amount borrowed, and may not issue preferred shares with an aggregate liquidation preference of more than 50% of its total assets.

      Because the Advisor’s fee is based upon a percentage of the Managed Assets (as defined below), the Advisor’s fee is higher when the Company is leveraged. Therefore, the Advisor has a financial incentive to leverage the Company, which may create a conflict of interest between the Advisor and the holders of Common Shares. There can be no assurance that a leveraging strategy will be successful during any period in which it is used. The use of leverage involves risks, which can be significant. See “Leverage” and “Risks — Risks Associated with an Investment in the Company — Leverage Risk.”

      The Company may, but is not required to, hedge general interest rate exposure arising from its leverage transactions. Under current market conditions, hedging would be accomplished principally by entering into interest rate transactions such as swaps, caps and floors. The use of interest rate transactions is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. See “Risks — Risks Associated with an Investment in the Company — Interest Rate Hedging Risk.”

Investment Advisor

      Tortoise Capital Advisors, LLC, a Delaware limited liability company (the “Advisor”), is the Company’s investment advisor. The Advisor was formed in October 2002 to provide portfolio management services to institutional and high net worth investors seeking professional management of their MLP investments. The Advisor has been managing portfolios of MLP investments since that time, and, in February 2004, the Advisor commenced management of Tortoise Energy Infrastructure Corporation (“TYG”). TYG is a non-diversified, closed-end management investment company, that was created to invest principally in MLPs. In May 2005, the Advisor commenced management of Tortoise Energy Capital Corporation (“TYY”), a non-diversified closed-end management investment company that was created to invest principally in MLPs and their affiliates. As of August 31, 2005, TYG had total assets of approximately $747 million and TYY had total assets of approximately $392 million. As of August 31, 2005, and including the total assets of TYG and TYY, the Advisor had approximately $1.3 billion of client assets under management. The Advisor’s investment committee is comprised of five portfolio managers.

      The Advisor is controlled equally by Fountain Capital Management, L.L.C. (“Fountain Capital”) and Kansas City Equity Partners LC (“KCEP”). Fountain Capital was formed in 1990 and is focused primarily on providing investment advisory services to institutional investors with respect to below investment grade debt. Fountain Capital had approximately $2.4 billion of client assets under management as of August 31, 2005, of which approximately $325 million were in energy sector investments. KCEP was formed in 1993 and is focused solely on managing two private equity funds, which have had combined committed capital of $100 million. KCEP focuses on private equity investments in the consumer, telecom/media and natural resource distribution and services industries.

      The principal business address of the Advisor is 10801 Mastin Boulevard, Suite 222, Overland Park, Kansas 66210.

      The Advisor is responsible for the investment of the Company’s portfolio in accordance with the Company’s investment objective and policies. The Advisor makes all investment decisions for the Company, subject to oversight by the Company’s Board of Directors. Day-to-day management of the Company’s portfolio is the responsibility of a team of investment analysts and portfolio managers. Three of the five members of the Advisor’s investment committee are not employees of the Advisor, but are employees of, and have significant responsibilities with, Fountain Capital. All members of the investment committee provide such services as are necessary to fulfill the obligations of the Advisor to the Company, although the members of the investment committee who are not employees of the Advisor will generally not spend more than 50% of their time working on matters related exclusively to the Company. The Company will pay the Advisor a fee for its investment management services equal to an annual rate of 1.0% of the Company’s average monthly assets (including any assets attributable to any leverage) minus certain accrued liabilities (“Managed Assets”). This fee is calculated monthly and paid quarterly.

Conflicts of Interest

      Conflicts of interest may arise from the fact that the Advisor and its affiliates carry on substantial investment activities for other clients, including TYG and TYY, in which the Company has no interest. The Advisor or its affiliates may have financial incentives to favor other client accounts over the Company. Any of their proprietary accounts and other customer accounts may compete with the Company for specific trades. The Advisor or its affiliates may give advice and recommend securities to, or buy or sell securities for, the Company, which advice or securities recommended may differ from advice given to, or securities recommended or bought or sold for, other clients and customers, even though their investment objectives may be the same as, or similar to, those of the Company.

      Situations may occur when the Company could be disadvantaged because of the investment activities conducted by the Advisor and its affiliates for its other clients, including TYG and TYY. These situations may be based on, among other things, the following: (i) legal or internal restrictions on the combined size of positions that may be taken for the Company or the other clients; (ii) the difficulty of liquidating an investment for the Company or the other clients where the market cannot absorb the sale of the combined position; or (iii) limits on co-investing in negotiated transactions under the 1940 Act. The disadvantages experienced by the Company in these situations may include a limit on the size of the Company’s position in any particular investment, an inability of the Company to liquidate an investment at a desired time or in a desired amount, or the inability of the Company to participate in certain types of investment opportunities. See “The Company — Conflicts of Interest.”

Distributions

      Commencing with the Company’s initial dividend, the Company intends to make regular quarterly cash distributions of all or a portion of its investment company taxable income to common shareholders. We expect to declare the initial quarterly dividend on the Company’s Common Shares following completion of the Company’s first fiscal quarter of 2006. The Company will pay common shareholders at least annually all, or a substantial portion of, its investment company taxable income.

      Various factors will affect the level of the Company’s income, such as its asset mix, and the Company’s use of hedging. To permit the Company to maintain a more stable quarterly distribution, the Company may from time to time distribute less than the entire amount of income earned in a particular period. The undistributed income would be available to supplement future distributions. As a result, the distributions paid by the Company for any particular quarterly period may be more or less than the amount of income actually earned by the Company during that period. Undistributed income will add to the Company’s net asset value and, correspondingly, distributions from undistributed income will deduct from the Company’s net asset value.

      If a shareholder’s shares are registered directly with the Company, distributions will be automatically reinvested in additional Common Shares under the Company’s Dividend Reinvestment Plan (the “Plan”) unless a shareholder elects to receive distributions in cash. If a shareholder’s shares are held in street name with a brokerage firm that participates in the Plan through the facilities of DTC and the shareholder’s account is coded dividend reinvestment by such brokerage firm, distributions will be automatically reinvested in additional Common Shares unless a shareholder elects to receive distributions in cash. If a shareholder’s shares are registered with a brokerage firm that participates in the Plan through the facilities of DTC, but such shareholder’s account is not coded dividend reinvestment by such brokerage firm, or if a shareholder’s shares are registered with a brokerage firm that does not participate in the Plan through the facilities of DTC, a shareholder will need to ask their investment executive to determine what arrangements can be made to set up their account to participate in the Plan. In either case, until such arrangements are made, a shareholder will receive distributions in cash. See “Distributions” and “Dividend Reinvestment Plan.”

Tax Treatment of the Company

      The Company intends to elect to be treated and to qualify each year as a regulated investment company (“RIC”) under the U.S. Internal Revenue Code of 1986, as amended (the “Code”). As a result, the Company generally will not be subject to U.S. federal income tax on income and gains that it distributes each taxable year to shareholders if it meets certain minimum distribution requirements. To qualify as a RIC, the Company will be required to distribute substantially all of its income. See “Tax Matters.”

Tax Treatment of Common Share Distributions

      The Company expects that any taxable distributions paid on the Common Shares will consist of certain (i) dividend income from domestic and foreign corporations that under current law is eligible for a reduced tax rate (maximum 15%) through 2008, which we refer to as qualified dividend income, (ii) long-term capital gain (gain from the sale of a capital asset held longer than 12 months) and (iii) investment company taxable income (other than qualified dividend income), including non-qualifying dividend or interest income, short-term capital gain, operational or other ordinary income from MLP investments, and income from certain hedging and interest rate transactions. For individuals, currently the maximum federal income tax rate is 15% on qualified dividend income, 15% on long-term capital gain and 35% on investment company taxable income (other than qualified dividend income and long-term capital gain). The Company expects that the dividend distributions attributable to the RIT equity securities will be treated as qualified dividend income. The income attributable to the Company’s interest in MLPs will not be treated as qualified dividend income. These tax rates are scheduled to apply through 2008, after which the maximum rates are scheduled to increase ultimately to 39.6% for ordinary income (which will apply to dividends or investment company taxable income) and 20% for long-term capital gains, unless current law is extended or otherwise modified. Although the Company expects that a significant portion of taxable distributions will consist of qualifying dividends, we cannot assure you as to what percentage of the distributions paid on the Common Shares, if any, will consist of qualifying dividends or long-term capital gains or what the tax rates on various types of income will be in future years. See “Risks — Risks Associated with an Investment in the Company — Tax Risk.”

      The Company will be subject to certain Canadian withholding taxes, but the payment of those taxes is expected to flow-through to shareholders as a foreign tax credit to apply against their U.S. income tax payable on foreign source income, including the income of the Company attributable to RITs. This foreign tax credit may be utilized to offset part or all of the U.S. federal income tax on the foreign source income. See “Tax Matters.”

Listing

      The Common Shares are expected to be listed on the New York Stock Exchange (“NYSE”) under the symbol “TYN.” See “Description of Capital Stock — Common Shares.”

Administrator, Custodian, Transfer Agent and Dividend Paying Agent

      SEI Investments Mutual Funds Services will serve as the Company’s administrator. Wachovia Bank, National Association will serve as the Company’s custodian. Computershare Investor Services, LLC will serve as the Company’s transfer agent. Computershare Trust Company, Inc. will serve as the Company’s dividend paying agent and agent for the Dividend Reinvestment Plan. See “Administrator, Custodian, Transfer Agent and Dividend Paying Agent.”

Risk Considerations

Risks Associated with an Investment in the Company

      No Operating History. The Company is a newly organized, non-diversified, closed-end management investment company with no operating history. See “Risks — Risks Associated with an Investment in the Company — No Operating History.”

      Management Risk. The Advisor was formed in October 2002 to provide portfolio management services to institutional and high net worth investors seeking professional management of their MLP investments. The Advisor has been managing portfolios of MLP investments since that time, and, in February 2004, the Advisor commenced management of TYG. TYG is a non-diversified, closed-end management investment company that was created to invest principally in MLPs. In May 2005 the Advisor commenced management of TYY, a non-diversified closed-end management investment company that was created to invest principally in MLPs and their affiliates. The Advisor expects in the future to manage additional investment portfolios. As of August 31, 2005, the Advisor had client assets under management of approximately $1.3 billion. The Advisor relies on the officers, employees, and resources of Fountain Capital for certain functions. Three of the five members of the investment committee are not employees of the Advisor, but are employees of Fountain Capital. Each has significant responsibilities with Fountain Capital, which conducts businesses and activities of its own in which the Advisor has no economic interest. If these separate activities become significantly greater than the Advisor’s activities, there could be material competition for the efforts of key personnel. See “Risks — Risks Associated with an Investment in the Company — Management Risk.”

      Industry Concentration. The Company’s investments will be concentrated in the equity securities of Energy Companies. Because the Company is specifically focused on the energy sector, it may present more risks than if it were broadly diversified over numerous industries and sectors of the economy. Therefore, a downturn in the energy sector would have a larger impact on the Company than on an investment company that does not concentrate in such sector. The energy sector can be significantly affected by the supply of and demand for specific products and services, the supply and demand for oil and gas, the price of oil and gas, exploration and production spending, government regulation, world events and economic conditions. At times, the performance of securities of Energy Companies will lag the performance of securities of companies in other sectors or the broader market as a whole. See “Risks — Risks Associated with an Investment in the Company — Industry Concentration.”

      Leverage Risk. The issuance of any debt or preferred shares would represent the leveraging of the Company’s Common Shares. Leverage creates an opportunity for increased total returns, but it is a speculative technique that could adversely affect common shareholders. Unless the income or capital appreciation, if any, on securities acquired with leverage proceeds or other borrowed funds exceeds the cost of the leverage, the use of leverage could cause the Company to lose money. When leverage is used, the net asset value and market value of the Company’s Common Shares will be more volatile. There is no assurance that the use of leverage will be successful during any period in which it is used.

      Common shareholders will bear the cost of leverage through higher operating expenses. Common shareholders also bear management fees. Because management fees are calculated as a percentage of Managed Assets, the use of leverage would increase the effective management fee borne by holders of Common Shares. In addition, the issuance of any debt securities or preferred shares by the Company would result in offering expenses and other costs, which would ultimately be borne by the holders of the Company’s Common Shares. Fluctuation in interest rates could increase the Company’s interest or dividend payment on any debt securities or preferred shares issued by the Company and could reduce cash available for distributions on Common Shares. Any such debt securities or preferred shares may be subject to covenants regarding asset coverage, portfolio composition and other matters, which may affect the Company’s ability to pay distributions on its Common Shares in certain instances. The Company may also be required to pledge all of its assets to the lenders in connection with certain types of borrowing. See “Risks — Risks Associated with an Investment in the Company — Leverage Risk.”

      Interest Rate Hedging Risk. The Company may in the future hedge against interest rate risk resulting from the Company’s leveraged capital structure. However, the Company does not intend to hedge interest rate risk of portfolio holdings. Interest rate transactions that the Company may use for hedging purposes will expose the Company to certain risks that differ from the risks associated with its portfolio holdings. There are economic costs of hedging reflected in the price of interest rate swaps, caps and similar techniques, the cost of which can be significant. In addition, the Company’s success in using hedging instruments is subject to the Advisor’s ability to predict correctly changes in the relationships of such hedging instruments to the Company’s leverage risk, and there can be no assurance that the Advisor’s judgment in this respect will be accurate. Depending on the state of interest rates in general, the Company’s use of interest rate hedging instruments could enhance or decrease investment company taxable income available to the holders of Common Shares. To the extent there is a decline in interest rates, the value of interest rate swaps or caps could decline and result in a decline in the net asset value of the Common Shares. In addition, if the counterparty to an interest rate swap or cap defaults, the Company would not be able to use the anticipated net receipts under the interest rate swap or cap to offset the Company’s cost of financial leverage. See “Risks — Risks Associated with an Investment in the Company — Interest Rate Hedging Risk.”

      Restricted Securities. The Company may invest up to 50% of total assets in restricted securities for which no public trading market exists. Restricted securities are subject to statutory and contractual restrictions on their public resale, making it more difficult to value them, limiting the Company’s ability to dispose of them, and potentially lowering the amount the Company could realize upon their sale. To enable the Company to sell in the U.S. its holdings of a restricted security not registered under the Securities Act of 1933, as amended (the “1933 Act”), the Company may have to cause those securities to be registered. If the Company decides to pursue a public sale of the restricted securities, a considerable period may elapse between the time the decision is made to sell the security and the time the security is registered so that the Company could sell it. The Company would bear the risks of any downward price fluctuation during that period. The Company does not have a separate limitation on investing in illiquid securities. See “Risks — Risks Associated with an Investment in the Company — Restricted Securities.”

      RIT Risks. The value of the equity securities of the RITs in which the Company invests may fluctuate in accordance with changes in the financial condition of those RITs, the condition of equity markets generally and other factors. Distributions on RITs in which the Company may invest will depend upon the declaration of distributions from the constituent RITs, but there can be no assurance that those RITs will pay distributions on their securities. The declaration of such distributions generally depends upon various factors, including the operating performance and financial condition of the RIT and general economic conditions.

      Among the factors referred to in the preceding paragraph are certain tax risks associated with the RITs in which the Company may invest. These tax risks include the possibility that Canadian taxing authorities may challenge the deductibility of certain interest payments and certain other costs and expenses inherent in the structure of certain RITs. These tax risks, and any adverse determination with respect thereto, could have a negative impact on the value of the Company’s investments, as well as on the after-tax income available for distribution by the RITs, which in turn would reduce the cash available to the Company for distribution to common shareholders.

      In many circumstances, the RITs in which the Company may invest may have limited operating histories. The value of RIT securities in which the Company invests will be influenced by factors that are not within the control of the Company, including the financial performance of the respective issuers, interest rates, exchange rates, and commodity prices (that will vary and are determined by supply and demand factors including weather and general economic and political conditions), the hedging policies employed by such issuers, issues relating to the regulation of the energy sector and operational risks relating to the energy sector.

      Certain Canadian provinces have passed legislation limiting liability of investors in RITs, but other provinces have not passed this legislation. This legislation in certain provinces should better assure the limited liability of investors; however, the legislation does not address potential liabilities arising before the date of the implementation of the legislation. In addition, the legislation has not yet been judicially considered, and it is possible that reliance on this legislation by an investor could be successfully challenged on jurisdictional or other grounds. While the likelihood of an investor in an RIT, such as the Company, being held liable beyond the original investment by the Company is remote, there can been no assurance that the Company will have limited liability as to all of its RIT investments. See “Risks — Risks Associated with an Investment in the Company — RIT Risks.”

      MLP Risks. An investment in MLP units involves some risks that differ from an investment in the common stock of a corporation. Holders of MLP units have limited control and voting rights on matters affecting the partnership. Holders of MLP units of a particular MLP are also exposed to a remote possibility of liability for the obligations of that MLP under limited circumstances not expected to be applicable to the Company. In addition, the value of the Company’s investment in MLPs depends largely on the MLPs being treated as partnerships for federal income tax purposes. If an MLP does not meet current legal requirements to maintain partnership status, or if it is unable to do so because of tax law changes, it would be taxed as a corporation. In that case, the MLP would be obligated to pay income tax at the entity level and distributions received by the Company generally would be taxed as dividend income. As a result, there could be a material reduction in the Company’s cash flow and there could be a material decrease in the value of the Common Shares. The Company will not acquire any interests in MLPs that are believed to expose the assets of the Company to liabilities incurred by the MLP. See “Risks — Risks Associated with an Investment in the Company — MLP Risks.”

      Common Stock Risk. The Company will have exposure to common stock. Although common stocks have historically generated higher average total returns than fixed-income securities over the long term, common stocks also have experienced significantly more volatility in those returns and in recent years have significantly under-performed relative to fixed-income securities during certain periods. An adverse event, such as an unfavorable earnings report, may depress the value of a particular common stock held by the Company. Also, the price of common stock is sensitive to general movements in the stock market and a drop in the stock market may depress the price of common stock to which the Company has exposure. Common stock prices fluctuate for several reasons, including changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant stock market, or when political or economic events affecting the issuers occur. In addition, common stock prices may be particularly sensitive to rising interest rates, which increases borrowing costs and the cost of capital. See “Risks — Risks Associated with an Investment in the Company — Common Stock Risk.”

      Dividend Risk. Dividends or other distributions on equity securities are not fixed but are declared at the discretion of an issuer’s general partner or board of trustees. There is no guarantee that the issuers of the equity securities in which the Company invests will declare dividends or other distributions in the future or that if declared they will remain at current levels or increase over time. As described further in “Tax Matters,” “qualified dividend income” received by the Company will generally be eligible for the reduced tax rate applicable to such dividends under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Tax Act”). Unless subsequent legislation is enacted, the reduction of tax rates as set forth in the Tax Act will expire for taxable years beginning on or after January 1, 2009. There is no assurance as to what portion of the Company’s distributions will constitute qualified dividend income. See “Risks — Risks Associated with an Investment in the Company — Dividend Risk.”

      Tax Risk. We cannot assure you what percentage of the distributions paid on the Common Shares, if any, will consist of qualified dividend income or long-term capital gains or what the tax rates on various types of income will be in future years. The favorable rates on qualifying dividends and capital gains are currently scheduled to increase for certain income received or gains realized after December 31, 2008. Recent Canadian tax law amendments impose a 15% tax on the return of the capital portion of the distributions paid or credited after 2004 by certain types of RITs. There is a risk as to whether such tax would qualify as a foreign income tax eligible for the U.S. foreign tax credit. The Company will invest in RITs that are “mutual fund trusts” for Canadian income tax purposes. The Canadian Department of Finance has recently indicated that it is pursuing discussions with the private sector concerning the appropriate Canadian tax treatment of those investing in resource property through mutual fund trusts, as well as the appropriate Canadian tax treatment of RITs and investments in RITs. The Canada Revenue Agency has ceased to issue advance income tax rulings during this consultation process. Accordingly, changes in the income tax considerations described above are possible. In addition, if the Company invests in a Canadian entity that is not a RIT, the tax consequences of that investment will be different than when investing in RITs.

      Due to the nature of some of the Company’s investments, the Company may have to report more taxable income in a given year than the cash flow received by the Company. If the Company does not receive timely information as to the tax status of payments received by the Company, it may have to provide subsequent adjustments to information provided to shareholders. In order to qualify as a RIC, the Company may be required to distribute cash in excess of the Company’s cash receipts, which could create liquidity issues for the Company or cause the Company to cease to qualify as a RIC.

      If the Company fails to, or ceases to, qualify as a RIC, the Company will be treated as a C corporation for U.S. Federal income tax purposes. Thus, the Company will have to pay U.S. Federal income tax on its income and the shareholders of the Company will have to pay tax on distributions of such income received by them. The Company’s loss of RIC status could significantly adversely affect your net after-tax yield on an investment in the Company. See “Risks — Risks Associated with an Investment in the Company — Tax Risk.”

      Small and Mid-Cap Stock Risk. The Company will invest in companies with small (less than $2 billion) or medium (between $2 billion and $5 billion) market capitalizations. Smaller and medium-sized company stocks can be more volatile than, and perform differently from, larger company stocks. There may be less trading in a smaller or medium-sized company’s stock, which means that buy and sell transactions in that stock could have a larger impact on the stock’s price than would be the case with larger company stocks. Smaller and medium-sized companies may have fewer business lines; therefore, changes in any one line of business may have a greater impact on a smaller or medium company’s stock price than is the case for a larger company. In addition, smaller or medium-sized company stocks may not be well known to the investing public. See “Risks — Risks Associated with an Investment in the Company — Small and Mid-Cap Stock Risk.”

      Non-Diversification. To the extent the Company invests a relatively high percentage of its assets in the obligations of a limited number of issuers, the Company may be more susceptible than a more widely diversified investment company to any single economic, political or regulatory occurrence. The Company has registered as a “non-diversified” investment company under the 1940 Act. Although the Company may invest a relatively high percentage of its assets in a limited number of issuers, for federal income tax purposes, the Company must diversify its holdings so that, at the end of each quarter of each taxable year (i) at least 50% of the value of the Company’s total assets is represented by cash and cash items, U.S. Government securities, the securities of other RICs and other securities, with such other securities limited for purposes of such calculation, in respect of any one issuer, to an amount not greater than 5% of the value of the Company’s total assets and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Company’s total assets is invested in the securities of any one issuer (other than U.S. Government securities or the securities of other RICs), the securities (other than the securities of other RICs) of any two or more issuers that the Company controls and that are determined to be engaged in the same business or similar or related trades or businesses, or the securities of one or more qualified publicly traded partnerships. See “Risks — Risks Associated with an Investment in the Company — Non-Diversification.”

      Anti-Takeover Provisions. The Company’s Charter and Bylaws include provisions that could limit the ability of other entities or persons to acquire control of the Company or convert the Company to open-end status. These provisions could deprive the holders of Common Shares of opportunities to sell their Common Shares at a premium over the then current market price of the Common Shares or at net asset value. See “Risks — Risks Associated with an Investment in the Company — Anti-Takeover Provisions.”

      Lack of Experience in RITs. The Advisor has no experience investing in RITs. While the Advisor does have experience investing in the energy infrastructure sector, and the managers of the Advisor have experience investing in high yield corporate bonds (commonly referred to as junk bonds) issued by Energy Companies, the Advisor will be relying on its proprietary analytical tools to select RIT investments. These proprietary analytical tools are currently being used by the Advisor in selecting MLP investments for its clients. The Advisor has discussed its proprietary analytical tools with RBC Capital Markets analysts who have significant experience with RIT Energy Companies securities. Nonetheless, the Company may be adversely affected by the Advisor’s unfamiliarity with RITs generally and the dynamics impacting the Canadian energy sector. See “Risks — Risks Associated with an Investment in the Company — Lack of Experience in RITs.”

      Delay in Use of Proceeds. Although the Company currently intends to invest the proceeds of any sales of its Common Shares as soon as practicable following the closing, such investments may be delayed if suitable investments are unavailable at the time or for other reasons. As a result, the proceeds may be temporarily invested in cash, cash equivalents or short-term debt securities pending investment. A delay in the anticipated use of proceeds could lower returns and lower the Company’s distribution for the Common Shares offered in this prospectus. We currently anticipate that the Company will invest primarily in equity securities that meet the Company’s investment objective and policies within six months after the completion of this offering. See “Use of Proceeds.”

      Portfolio Turnover Risk. The Company’s annual portfolio turnover rate may vary greatly from year to year. Although the Company cannot accurately predict its annual portfolio turnover rate, it is not expected to exceed 30% under normal circumstances. However, portfolio turnover rate is not considered a limiting factor in the execution of investment decisions for the Company. Higher portfolio turnover results in increased Company costs, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of securities and on the reinvestment in other securities. “The Company — Portfolio Turnover” and “Tax Matters.”

Risks Associated with an Investment in Energy Companies

      Supply and Demand Risk. A decrease in the production of natural gas, NGLs, crude oil, coal, refined petroleum products or other energy commodities, or a decrease in the volume of such commodities available for transportation, mining, processing, storage or distribution, may adversely impact the financial performance of Energy Companies. Production declines and volume decreases could be caused by various factors, including catastrophic events affecting production, depletion of resources, labor difficulties, environmental proceedings, increased regulations, equipment failures and unexpected maintenance problems, import supply disruption, increased competition from alternative energy sources or reduced commodity prices. Alternatively, a sustained decline in demand for such commodities could also adversely affect the financial performance of Energy Companies. Factors that could lead to a decline in demand include economic recession or other adverse economic conditions, higher fuel taxes or governmental regulations, increases in fuel economy, consumer shifts to the use of alternative fuel sources, changes in commodity prices or weather. See “Risks — Risks Associated with an Investment in Energy Companies — Supply and Demand Risk.”

      Depletion and Exploration Risk. Many Energy Companies are either engaged in the production of natural gas, NGLs, crude oil, refined petroleum products or coal, or are engaged in transporting, storing, distributing and processing these items on behalf of producers. To maintain or grow their revenues, these companies or their customers need to maintain or expand their reserves through exploration of new sources of supply, through the development of existing sources, through acquisitions, or through long-term contracts to acquire reserves. The financial performance of Energy Companies may be adversely affected if they, or the companies to which they provide service, are unable to cost-effectively acquire additional reserves sufficient to replace the natural decline. See “Risks — Risks Associated with an Investment in Energy Companies — Depletion and Exploration Risks.”

      Regulatory Risk. Energy Companies are subject to significant federal, state, provincial and local government regulation in virtually every aspect of their operations, including how facilities are constructed, maintained and operated, environmental and safety controls, and the prices they may charge for the products and services they provide. Various governmental authorities have the power to enforce compliance with these regulations and the permits issued under them, and violators are subject to administrative, civil and criminal penalties, including civil fines, injunctions or both. Stricter laws, regulations or enforcement policies could be enacted in the future that would likely increase compliance costs and may adversely affect the financial performance of Energy Companies. See “Risks — Risks Associated with an Investment in Energy Companies — Regulatory Risk.”

      Commodity Pricing Risk. The operations and financial performance of Energy Companies may be directly affected by energy commodity prices, especially those Energy Companies owning the underlying energy commodity. Commodity prices fluctuate for several reasons, including changes in market and economic conditions, the impact of weather on demand, levels of domestic production and imported commodities, energy conservation, domestic and foreign governmental regulation and taxation and the availability of local, intrastate and interstate transportation systems. Volatility of commodity prices, that may lead to a reduction in production or supply, may also negatively impact the performance of those Energy Companies solely involved in the transportation, processing, storing, distribution or marketing of commodities. Volatility of commodity prices may also make it more difficult for Energy Companies to raise capital to the extent the market perceives that their performance may be directly or indirectly tied to commodity prices. See “Risks — Risks Associated with an Investment in Energy Companies — Commodity Pricing Risk.”

      Reserve Risk. Energy Company estimates of crude oil, natural gas and NGLs reserve data are projections based on engineering data, projected future rates of production and the timing of future expenditures. Estimates of proved crude oil, natural gas and NGLs reserves and projected future net revenue from reserves are generally based on internal reserve reports and on the reports of independent consulting petroleum engineers. The process of estimating crude oil, natural gas and NGLs reserves requires substantial judgment, resulting in imprecise determinations, particularly for new discoveries. Different reserve engineers may make different estimates of reserve quantities and related revenue based on the same data. Future performance that deviates significantly from the reserve reports could have a material adverse effect on a given Energy Company’s financial position and results of operations. See “Risks — Risks Associated with an Investment in Energy Companies — Reserve Risk.”

      Operating Risks. Energy Companies engaged in the exploration, development and production of crude oil and natural gas face operating risks, including the risk of fire, explosions, blow-outs, pipe failure, abnormally pressured formations and environmental hazards. Environmental hazards include oil spills, gas leaks, pipeline ruptures or discharges of toxic gases. If any of these operating risks occur, it could cause substantial losses to the given Energy Company. Substantial losses may be caused by injury or loss of life, severe damage to or destruction of property, natural resources and equipment, pollution or other environmental damage, clean-up responsibilities, regulatory investigation and penalties and suspension of operations. In accordance with industry practice, Energy Companies generally maintain insurance against some, but not all, of the risks described above and this insurance may not be adequate to cover losses or liabilities. See “Risks — Risks Associated with an Investment in Energy Companies — Operating Risks.”

      Interest Rate Risk. Rising interest rates could adversely impact the financial performance of Energy Companies by increasing their cost of capital. This may reduce their ability to execute acquisitions or expansion projects in a cost-effective manner. See “Risks — Risks Associated with an Investment in Energy Companies — Interest Rate Risk.”

      Geopolitical and Market Disruption Risk. The continuing presence of U.S. troops in Iraq and continued terrorist threats are likely to have a substantial impact on the U.S. and world economies and securities markets. The nature, scope and duration of the U.S. presence in Iraq cannot be predicted with any certainty. Terrorist attacks on the World Trade Center and the Pentagon on September 11, 2001 closed some of the U.S. securities markets for a four-day period and similar events cannot be ruled out. Additionally, fuel prices and supplies are influenced significantly by international political and economic circumstances. If a fuel supply shortage were to arise from OPEC production curtailments, political uncertainty in Venezuela and Russia, a disruption of oil imports or other geopolitical causes, higher fuel prices and any subsequent price increases could adversely effect the world economies and the securities markets. These and similar events may in the future lead to increased short-term market volatility and may have adverse long-term effects on U.S. and world economies and markets generally. These events could also have an acute effect on an individual Energy Company or related groups of Energy Companies or could adversely affect individual issuers and securities markets, inflation and other factors relating to the Common Shares. See “Risks — Risks Associated with an Investment in Energy Companies — Geopolitical and Market Disruption Risk.”

Risks Associated with an Investment in Canadian Companies

      Canadian Securities Risk. Investing in Canadian securities involves certain risks not involved in domestic investments, including, but not limited to: fluctuations in currency exchange rates; future foreign economic, financial, political and social developments; different legal systems; the possible imposition of exchange controls or other foreign governmental laws or restrictions; lower trading volume; greater price volatility and illiquidity; different trading and settlement practices; less governmental supervision; high and volatile rates of inflation; fluctuating interest rates; less publicly available information; and different accounting, auditing and financial recordkeeping standards and requirements. See “Risks — Risks Associated with an Investment in Canadian Companies — Canadian Securities Risk.”

      Foreign Currency Risk. Because the Company intends to invest in securities denominated or quoted in the Canadian dollar, changes in the Canadian dollar/ U.S. dollar exchange rate may affect the value of securities held by the Company and the unrealized appreciation or depreciation of those securities. See “Risks — Risks Associated with an Investment in Canadian Companies — Foreign Currency Risk” and “Risks — Risks Associated with an Investment in Canadian Companies — Currency Hedging Risk.”

      Currency Hedging Risk. The Company may in the future hedge against currency risk resulting from investing in Canadian RITs valued with the Canadian dollar. Currency hedging transactions in which the Company may engage, include buying or selling options or futures or entering into other foreign currency transactions, including forward foreign currency contracts, currency swaps or options on currency and currency futures and other derivatives transactions. Hedging transactions can be expensive and have risks, including the imperfect correlation between the value of such instruments and the underlying assets, the possible default of the other party to the transaction or illiquidity of the derivative instruments. Furthermore, the ability to successfully use hedging transactions depends on the Advisor’s ability to predict pertinent market movements, which cannot be assured. Thus, the use of hedging transactions may result in losses greater than if they had not been used, may require the Company to sell or purchase portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation the Company can realize on an investment, or may cause the Company to hold a security that it might otherwise sell. The use of hedging transactions may result in the Company incurring losses as a result of matters beyond its control. For example, losses may be incurred because of the imposition of exchange controls, suspension of settlements or the inability of the Company to deliver or receive a specified currency. See “Risks — Risks Associated with an Investment in Canadian Companies — Currency Hedging Risk.”

Risks Associated with an Investment in a Closed-End Company

      Market Discount Risk. As with any shares, the price of the Company’s shares will fluctuate with market conditions and other factors. If shares are sold, the price received may be more or less than the original investment. Net asset value will be reduced immediately following the initial offering by the amount of the sales load and organizational and selling expenses paid by the Company. Common shares are designed for long-term investors and should not be treated as trading vehicles. Common shares of closed-end investment companies frequently trade at prices lower than their net asset value. Common shares of closed-end investment companies like the Company that invest primarily in equity securities have, during some periods, traded at prices higher than their net asset value and, during other periods, traded at prices lower than their net asset value. The Company cannot assure you that its Common Shares will trade at a price higher than or equal to net asset value. In addition to net asset value, the market price of the Company’s Common Shares may be affected by such factors as dividend levels, which are in turn affected by expenses, dividend stability, liquidity, the market for equity securities of RITs and MLPs and market supply and demand. The Common Shares are designed primarily for long-term investors, and you should not purchase Common Shares of the Company if you intend to sell them shortly after purchase. Unlike open-end investment companies such as mutual funds, the Company does not provide shareholders a right of redemption. Instead, the Company’s Common Shares must be sold on the exchange. See “Risks — Risks Associated with an Investment in a Closed End Company — Market Discount Risk” and the section of the Statement of Additional Information with the heading “Repurchase of Common Shares.”

      Investment and Market Risk. An investment in the Company’s Common Shares is subject to investment risk, including the possible loss of the entire amount that you invest. Your investment in Common Shares represents an indirect investment in the securities owned by the Company, substantially all of which are traded on a national securities exchange or in the over-the-counter markets. The value of these securities, like other market investments, may move up or down, sometimes rapidly and unpredictably. Your Common Shares at any point in time may be worth less than your original investment, even after taking into account the reinvestment of Company dividends and distributions. See “Risks — Risks Associated with an Investment in a Closed End Company — Investment and Market Risk.”

SUMMARY OF COMPANY EXPENSES

      The following table assumes leverage in an amount equal to 33 1/3% of the Company’s total assets (including the amount obtained through leverage) and shows Company expenses as a percentage of net assets attributable to the Company’s Common Shares. The assumed leverage could be in the form of the issuance by the Company of debt, the sale by the Company of preferred shares, or a combination of both. Footnote 5 to the table also shows Company expenses as a percentage of net assets attributable to the Company’s Common Shares, but assumes that the Company does not use any form of leverage.

Shareholder Transaction Expense

Underwriting Discounts and Commissions (as a percentage of offering price)(1)	4.50%
Offering Expenses Borne by the Company (as a percentage of offering price)(2)	.47%
Offering Expense of Notes or Preferred Shares expected to be borne by the Company (as a percentage of offering price)*	.15%

Dividend Reinvestment Plan Fees(3)	None

Percentage of Net Assets
Attributable to
Annual Expenses	Common Shares(5)

Management Fee	1.50%
Other Expenses	.31%
Leverage Costs(4)(5)	2.38%

Total Annual Expenses	4.19%
Less Fee and Expense Reimbursement (Year 1)(6)	(.38)%

Net Annual Expenses (including interest cost on Notes and dividends on Preferred Shares)	3.81%

*	Assuming the Company expenses the entire amount of the offering expenses upon issuance of Notes or Preferred Shares. Such offering expenses are assumed, for the purposes of this table, to be $450,000. The costs of leverage will be borne by the holders of Common Shares.

(1)	For a description of the manner in which the underwriting discounts and commissions may be reduced and of other compensation paid to the Underwriters by the Company, see “Underwriting.”

(2)	The total of other expenses and offering costs expected to be incurred by the Company in the offering described in this prospectus is $1,405,580.

(3)	Shareholders will pay brokerage charges if they direct the plan agent to sell their Common Shares held in a dividend reinvestment account. See “Dividend Reinvestment Plan.”

(4)	Leverage Costs in the table represent the Company’s estimated annual expenses, assuming all of the leverage of the Company is funded with Notes with a total leverage cost of 4.75% and none of the leverage is funded with Preferred Shares. The costs of leverage will be borne by the holders of Common Shares.

(5)	The table presented in this footnote estimates what the Company’s annual expenses would be, stated as percentages of the Company’s net assets attributable to Common Shares but, unlike the table above, assumes that the Company does not use any form of leverage. In accordance with these assumptions, the Company’s expenses would be estimated as follows:

Percentage of Net Assets
Attributable to
Common Shares

Management Fee	1.00%
Other Expenses	.28%

Total Annual Expenses	1.28%
Less Fee and Expense Reimbursement (Year 1)(6)	(.25)%

Net Annual Expenses	1.03%

(6)	For the first twelve months following the commencement of the Company’s operations, the Advisor has contractually agreed to waive or reimburse the Company for fees and expenses in an amount equal on an annual basis to .25% of the average monthly Managed Assets (as previously defined on page 4) of the Company. Management fees and waivers are expressed as a percentage of net assets in the table. Because holders of Notes and Preferred Shares do not bear management fees and other expenses, the cost to shareholders of Common Stock increases as leverage increases. Actual expenses may be greater or less than those assumed, which may impact the amount of the management fee paid to the Advisor because the management fee is based on a fixed percentage of Managed Assets.

Example:

      The following example illustrates a running total of the expenses (including the underwriting discounts and commissions of $1.125 per Common Share and estimated offering costs of this offering of $.117 per Common Share) that shareholders would pay on a $1,000 investment in Common Shares, assuming (i) total annual expenses of 3.81% of net assets attributable to Common Shares in year one, increasing to 4.19% in years two through 10 and (ii) a 5% annual return:(1)

	1 Year	3 Years	5 Years	10 Years

Total Expenses Incurred(2)	$86	$168	$251	$464

(1)	The example assumes that the estimated Annual Expenses set forth in the fee table are accurate, that all distributions are reinvested at net asset value and that the Company is engaged in leverage of 33 1/3% of total assets, assuming a 4.75% annual cost of leverage. The example should not be considered a representation of future expenses. Actual expenses may be greater or less than those assumed. Moreover, the Company’s actual rate of return may be greater or less than the hypothetical 5% return shown in the example.

(2)	Assumes waiver or reimbursement of fees and expense of .25% of average monthly Managed Assets in year one. The Advisor has not agreed to reimburse the Company for any year beyond the first year.

     The purpose of the Annual Expenses table above and the example above is to help investors understand the fees and expenses that they, as common shareholders, would bear directly or indirectly. As of the date of this prospectus, the Company has not commenced investment operations. The Other Expenses shown in the table and related footnotes are based on estimated amounts for the Company’s first year of operations unless otherwise indicated and assume that the Company issues 12 million Common Shares. If the Company issues fewer Common Shares, all other things being equal, the percentage of these expenses attributable to each Common Share would increase. For additional information with respect to the Company’s expenses, see “Management of the Company.”

USE OF PROCEEDS

      The net proceeds of this offering of Common Shares will be approximately $          ($          if the Underwriters exercise the overallotment option in full) after payment of offering costs and the deduction of underwriting discounts and commissions. The Company will invest the net proceeds of this offering in accordance with the Company’s investment objective and policies as stated below. We currently anticipate that the Company will invest primarily in equity securities that meet the Company’s investment objective and policies within six months after the completion of this offering. We believe it may also take up to six months to invest in direct placements that meet the Company’s investment objective. Upon identifying direct placements, we may sell some of our public securities to provide funds for investment in those opportunities. Pending investment during the initial six months, it is anticipated that the proceeds will be invested in cash, cash equivalents, or short-term debt securities. A delay in the anticipated use of proceeds could lower returns and lower the Company’s distribution for the Common Shares offered in this Prospectus.

THE COMPANY

      The Company is a newly organized, non-diversified, closed-end management investment company registered under the 1940 Act. The Company was organized as a Maryland corporation on January 13, 2005. The Company has no operating history. The Company’s principal office is located at 10801 Mastin Boulevard, Suite 222, Overland Park, Kansas 66210.

Investment Objective

      The Company’s investment objective is to provide a high level of total return with an emphasis on dividend income paid to shareholders. The Company seeks to provide its shareholders with a vehicle to invest in a portfolio consisting primarily of publicly traded RITs and MLPs, with an emphasis on the midstream and downstream North American energy sector. RITs and MLPs are considered tax-efficient investment vehicles because they are generally able to avoid the double taxation applicable to most corporate entities.

      The investment objective described above is not a “fundamental” policy of the Company and may be changed without the approval of a vote of the shareholders of the Company. In the event the Board of Directors determines it appropriate to change the restriction requiring the Company, under normal circumstances, to invest not less than 80% of its total assets in equity securities of Energy Companies, the Company must provide shareholders with notice at least 60 days prior to changing such restriction, unless such change was previously approved by shareholders.

Energy Sector Focus

      The Company intends to invest primarily in Energy Companies. The North American energy sector can be broadly categorized as follows:

•	Upstream — the development and extraction of energy resources, including natural gas, crude oil and coal from onshore and offshore geological reservoirs.

•	Midstream — the gathering, processing, storing and transmission of energy resources and their byproducts in a form that is usable by wholesale power generation, utility, petrochemical, industrial and gasoline customers, including pipelines, gas processing plants, liquefied natural gas facilities and other energy infrastructure.

•	Downstream — the refining, marketing and distribution of refined energy sources, such as customer-ready natural gas, propane and gasoline, to the end-user customers, and the generation, transmission and distribution of power and electricity.

      Energy Companies include companies that derive more than 50% of their revenues from transporting, processing, storing, distributing or marketing natural gas, NGLs, electricity, coal, crude oil or refined petroleum products, or exploring, developing, managing or producing such commodities.

      The principal focus of investments by the Company will be RITs and MLPs. We believe that investments in Energy Companies, and specifically RITs and MLPs, will provide attractive investment opportunities for a variety of reasons, including the following:

•	Strong Demand Fundamentals. The EIA projects domestic consumption of oil and natural gas will increase by 1.5% and 1.6%, respectively, annually through 2025.

•	Strategic Importance. The U.S. is the largest consumer of energy in the world and is expected to rely increasingly on imported oil in the future. According to the EIA, the U.S. imports more oil and natural gas from Canada than from any other country. In addition, Canada’s crude oil reserves, including oil sands, are the second largest in the world, and increasing Canadian oil production is expected to help meet future demand associated with declines in U.S. production.

•	Market Size for Energy RITs. There are currently over 60 energy RITs with a combined market capitalization of more than $55 billion.

•	Market Size for Energy MLPs. There are currently over 30 energy MLPs with a combined market capitalization of more than $50 billion.

      The projection from the EIA set forth in the first bullet point above may not prove to be accurate. If oil and natural gas consumption in the United States does not increase at the rates projected by the EIA, the Energy Companies in which the Company invests may not experience the results anticipated at the time of such investment.

      The Company intends to emphasize the midstream and downstream North American energy sector with its RIT and MLP investments. The Company believes that the midstream and downstream North American energy sectors will provide attractive investment opportunities as a result of the following factors:

•	Substantial Midstream Capital Requirements. The Company believes, based on industry sources, that approximately $27 billion of capital will be invested in the midstream North American energy sector during 2005.

•	Requirements to Develop New Downstream Infrastructure. The Company believes that existing North American downstream infrastructure will require new capital investment to maintain an aging asset base and increase the asset base to respond to limited excess refining capacity and the evolution of supply and environmental regulations.

See “The Company – Energy Sector Focus.”

Investment Strategy

      Under normal conditions, the Company will invest at least 80% of its total assets (including assets obtained through leverage) in equity securities of Energy Companies. The equity securities of Energy Companies purchased by the Company will consist primarily of interests in RITs and MLPs, but may also include common stock, preferred stock, convertible securities, warrants, and depository receipts issued by Energy Companies that are not RITs or MLPs. The Company may also invest up to 20% of its total assets in RITs or MLPs that are not Energy Companies. The Company will likely invest at least 50% of its total assets in RITs. The Company will not invest more than 25% of its total assets in equity securities of MLPs. The Company may invest up to 50% of its total assets in restricted securities for which no public trading market exists.

      The percentage limitations applicable to the Company’s portfolio described in this prospectus (other than the 25% investment limitation on MLPs) apply only at the time of investment and the Company will not be required to sell securities due to subsequent changes in the value of securities it owns. Also, the Company may invest more than 50% of its total assets in restricted securities prior to its first receipt of any leverage proceeds so long as its aggregate investments in restricted securities do not exceed 50% of total assets (including assets obtained or expected to be obtained from leverage).

      In addition to the investment strategies discussed above, the Company may, but does not currently intend to, engage in transactions intended to hedge the currency risk to which it may be exposed because it will be making Canadian dollar denominated investments in RITs. Currency hedging transactions in which the Company may engage include buying or selling options or futures or entering into other foreign currency transactions including forward foreign currency contracts, currency swaps or options on currency and currency futures and other derivatives transactions. Hedging transactions can be expensive and have risks, including the imperfect correlation between the value of such instruments and the underlying assets, the possible default of the other party to the transaction or illiquidity of the derivative instruments. Hedging transactions are generally intended to protect against unpredictable market movements, but the unpredictable nature of these market movements makes successful hedging very difficult.

      For a more complete discussion of the Company’s expected portfolio composition, see “The Company — Investment Securities.”

Investment Philosophy

      In selecting investments, the Advisor will look for equity securities of companies that appear to have potential for above average performance. The Advisor will seek to invest in securities that offer a combination of quality, growth and yield intended to result in superior total returns over the long run.

      The Advisor’s investment selection process includes a comparison of quantitative, qualitative, and relative value factors. Although the Advisor uses research provided by broker-dealers and investment firms, primary emphasis is placed on proprietary analysis and valuation models constructed and maintained by the Advisor. These proprietary analysis and valuation models are used by the Advisor in advising all of its clients and are currently, and as modified from time to time, will continue to be used by the Advisor in selecting MLP investments. The Advisor believes these models will be effective in selecting RIT investments. To determine whether a company meets its criteria, the Advisor generally will look for a strong record of distribution growth, a conservative debt to equity ratio, a consistent ratio of distributable cash flow to actual cash distributions to unitholders, a proven track record of operating performance, and an effective incentive structure and quality management team.

Energy Company Issuers

      Under normal conditions, the Company will invest at least 80% of its total assets (including assets obtained through leverage) in equity securities of Energy Companies. The Company will likely invest at least 50% of its total assets in RITs. The Company’s portfolio will be composed principally of the securities of the three following types of Energy Company issuers:

     Canadian Royalty Trusts and Income Trusts.

      Under normal conditions, the Company will likely invest at least 50% of its total assets in RITs. There are variations in structure among various RITs, but RITs are generally structured to own either: (i) debt and equity of an underlying entity that carries on an active business, or (ii) a royalty in revenues generated by the assets thereof. The RIT structure was developed to facilitate distributions to investors on a tax-efficient basis. Under Canadian tax laws, an RIT generally can reduce its taxable income to zero by paying (or making payable) all of its taxable income (including net realized capital gains) to unitholders, thus avoiding a layer of taxation associated with corporate entities. The modest variations in RIT structures do not create substantive differences in the rights or obligations of their equity unitholders. The RIT structure is typically adopted by businesses that require a limited amount of capital in maintaining their property, plant and equipment and that generate stable cash flows. The projected life of distributions and the sustainability of distribution levels tend to vary with the nature of the business underlying an RIT. The variety of businesses upon which RITs have been created is broad, both in the nature of the underlying industry and assets and in geographic location. The Company will invest primarily in Energy Company RITs, but may also selectively invest in other RITs.

      RITs in which the Company will invest will generally be “mutual fund trusts” for Canadian income tax purposes and will be “C corporations” for U.S. tax purposes. The RITs that are Energy Companies can generally be classified in the following categories:

•	Oil and Gas Trusts. Oil and gas trusts are RITs that pay out to unitholders substantially all of the cash flow they receive from the production and sale of underlying crude oil and natural gas reserves. The amount of distributions paid on oil and gas trust units will vary from time to time based on production levels, commodity prices, royalty rates and certain expenses, deductions and costs and, accordingly, can be highly volatile. Moreover, as the underlying oil and gas reserves are produced, the remaining reserves available to the royalty trust are depleted. Successfully replacing reserves enables an oil and gas trust to maintain distribution levels and unit prices over time. Oil and gas trusts typically replace reserves through reserve additions resulting from internal capital development activities or through acquisitions. Because they distribute the bulk of their cash flow to unitholders, oil and gas trusts are effectively precluded from exploring for and developing new oil and gas prospects with internally generated funds. Therefore, oil and gas trusts typically grow through acquisition of producing companies or companies with proven reserves of oil and gas, funded through the issuance of additional equity or, where the trust is able, the issuance of debt. See “Risks — Risks Associated with an Investment in Energy Companies — Depletion and Exploration Risk.”

Oil and gas trusts generally do not conduct a significant amount of exploration activity to find new reserves of oil and gas, but rather own and operate developed oil and gas properties. As a result, oil and gas trusts generally do not have as great a risk of drilling unproductive oil and gas wells as traditional oil and gas companies; however, oil and gas trusts are still exposed to commodity pricing risks, reserve risks and operating risks. Hedging strategies used by oil and gas trusts can provide partial mitigation against commodity risk, while reserve risk can only be addressed through appropriate investments.

•	Pipeline Trusts. Pipeline trusts are RITs that have as their principal underlying business the ownership and operation of pipelines or other energy distribution assets. These trusts typically generate stable cash flow through the levy of fixed rate transportation tolls based on product throughput. The amount of the distributions paid by these trusts varies with the market demand for transportation of product or their distributions systems. While they are generally not as commodity price sensitive as oil and gas royalty trusts, they may be affected by fluctuations in commodity prices in the longer term and are sensitive to the prevailing interest rate levels.

•	Power Trusts. Power trusts are RITs that have as their principal underlying business the generation and sale of electricity. These trusts generate electricity from a variety of power facilities, including hydro-electric, natural gas and waste heating facilities, and typically sell the electricity produced under long-term fixed price contracts with commercial users of the power or public utilities. As a result, these trusts generally have stable cash flow and distributions, although fluctuations in water flow can impact trusts generating the bulk of their electricity from hydroelectric facilities.

     U.S. Master Limited Partnerships.

      The Company may invest up to 25% of the value of its total assets in MLPs. MLPs are limited partnerships in which the partnership units are listed and traded on a U.S. securities exchange and are treated as partnerships for federal income tax purposes. To qualify as an MLP, a partnership must receive at least 90% of its income from qualifying sources as set forth in Section 7704(d) of the Code. These qualifying sources include natural resource-based activities such as the exploration, development, mining, production, processing, refining, transportation, storage and marketing of mineral or natural resources. MLPs generally have two classes of owners, the general partner and limited partners. The general partner is typically owned by a major energy company, an investment fund, individuals who are involved in the direct management of the MLP or a combination of these entities or individuals. The general partner may be structured as a private or publicly traded corporation, limited liability company or other form of entity. The general partner typically controls the operations and management of the MLP through an equity interest of as much as 2% in the MLP plus, in many cases, ownership of common units and subordinated units. Limited partners own the remainder of the partnership, through ownership of common units, and generally have only limited rights.

      MLPs are generally organized by the owners of an existing business that determine that the MLP structure is a more tax-efficient structure in which to conduct the operations of the business due to the ability of the MLP to avoid the payment of federal income tax at the entity level. As these owners may retain other businesses that are transferred to the MLP, conflicts of interest may arise between the MLP and the other businesses retained by the sponsors of the MLP, particularly with respect to business opportunities that may be desirable for both the MLP and the other retained businesses of the sponsor to pursue as well as various actions that may affect the levels of cash distributions to be made to the holders of MLP units and the general partner in respect of its incentive distribution rights discussed below. As the sponsor of the MLP typically also owns the majority of the equity interests of the general partner of the MLP as well as its retained businesses, the sponsor typically controls both the MLP and its retained businesses. In order to resolve conflicts of interest that may arise between the general partner and its equity owners, on the one hand, and the MLP, on the other hand, the partnership agreements of the MLPs typically have provisions that specify the manner in which these conflicts of interest may be resolved.

      MLPs are typically structured such that common units and general partner interests have first priority to receive quarterly cash distributions up to an established minimum amount (“minimum quarterly distributions” or

“MQD”). Common and general partner interests also accrue arrearages in distributions to the extent the MQD is not paid. Once common and general partner interests have been paid, subordinated units receive distributions of up to the MQD; however, subordinated units do not accrue arrearages. Distributable cash in excess of the MQD paid to both common and subordinated units is distributed to both common and subordinated units generally on a pro rata basis. The general partner is also eligible to receive incentive distributions if the general partner operates the business in a manner which results in distributions paid per common unit surpassing specified target levels. As the general partner increases cash distributions to the limited partners, the general partner receives an increasingly higher percentage of the incremental cash distributions. A common arrangement provides that the general partner can reach a tier where it receives 50% of every incremental dollar paid to common and subordinated unit holders. These incentive distributions encourage the general partner to streamline costs, increase capital expenditures and acquire assets in order to increase the partnership’s cash flow and raise the quarterly cash distribution in order to reach higher tiers. Such results benefit all security holders of the MLP.

      MLPs in which the Company will invest can generally be classified in the following categories:

•	Pipeline MLPs. Pipeline MLPs are common carrier transporters of natural gas, NGLs (primarily propane, ethane, butane and natural gasoline), crude oil or refined petroleum products (gasoline, diesel fuel and jet fuel). Pipeline MLPs also may operate ancillary businesses such as storage and marketing of such products. Revenue is derived from capacity and transportation fees. Historically, pipeline output has been less exposed to cyclical economic forces due to its low cost structure and government-regulated nature. In addition, pipeline MLPs typically do not have direct commodity price exposure because they do not own the product being shipped.

•	Processing MLPs. Processing MLPs are gatherers and processors of natural gas as well as providers of transportation, fractionation and storage of NGLs. Revenue is derived from providing services to natural gas producers, which require treatment or processing before their natural gas commodity can be marketed to utilities and other end user markets. Revenue for the processor is fee based, although it is not uncommon to have some participation in the prices of the natural gas and NGL commodities for a portion of revenue.

•	Propane MLPs. Propane MLPs are distributors of propane to homeowners for space and water heating. Revenue is derived from the resale of the commodity on a margin over wholesale cost. The ability to maintain margin is a key to profitability. Propane serves approximately 3% of the household energy needs in the United States, largely for homes beyond the geographic reach of natural gas distribution pipelines. Approximately 70% of annual cash flow is earned during the winter heating season (October through March). Accordingly, volumes are weather dependent, but have utility type functions similar to electricity and natural gas.

•	Coal MLPs. Coal MLPs own, lease and manage coal reserves. Revenue is derived from production and sale of coal, or from royalty payments related to leases to coal producers. Electricity generation is the primary use of coal in the United States. Demand for electricity and supply of alternative fuels to generators are the primary drivers of coal demand. Coal MLPs are subject to operating and production risks, such as: the MLP or a lessee meeting necessary production volumes; federal, state and local laws and regulations which may limit the ability to produce coal; the MLP’s ability to manage production costs and pay mining reclamation costs; and the effect on demand that the Clean Air Act standards have on coal-end users.

Non-RIT and Non-MLP Energy Companies.

      While the Company will invest primarily in Energy Companies organized as RITs and MLPs, the Company may also invest in other Energy Companies that are not RITs or MLPs. These companies are engaged in the business of transporting, processing, storing, distributing or marketing natural gas, NGLs, electricity, coal, crude oil or refined petroleum products, or exploring, developing, managing or producing such commodities, or derive 50% or more of their revenue from the provision of energy related services to such companies.

Investment Securities

      The Company’s portfolio will be composed principally of the following types of securities:

RIT Securities. The RIT securities in which the Company will invest will consist primarily of trust units that represent an equity ownership interest in a trust created under the laws of one of the Canadian provinces. The trust units generally entitle the holder of a trust unit to receive monthly or quarterly cash distributions from the RIT as well as the potential to share in the RIT’s success through capital appreciation of the trust units. In the event of a liquidation of the RIT that issued the trust units, the holders of the trust units would generally be entitled to their pro rata share of any liquidation proceeds remaining after payment of all outstanding debts and other liabilities. RIT trust units generally trade on one or more of the Canadian stock exchanges, such as the Toronto Stock Exchange, and may also trade on one of the United States stock exchanges. Commission rates for brokerage transactions on foreign stock exchanges, including the Toronto Stock Exchange, are generally fixed. In some cases, an RIT may have two classes of trust units, one class of which may only be owned by residents of Canada and the other class of which may be held by either residents or non residents of Canada. With respect to RITs with more than one class of trust units, the Company may invest in any class of trust units of an RIT to the extent permitted by the terms of the trust units relating to residency requirements. The Company would be treated as a non-resident of Canada for purposes of determining which class of trust units it could purchase. Holders of trust units generally have the right to vote upon the election of managers or directors of the trust.

MLP Securities. The MLP securities in which the Company will invest can generally be classified into the following categories:

•	MLP Common Units. MLP common units represent a limited partner interest in a limited partnership that entitles the holder to an equity ownership share of the company’s success through distributions and/or capital appreciation. In the event of liquidation, MLP common unitholders have first rights to the partnership’s remaining assets after bondholders, other debt holders, and preferred unit holders have been paid in full. MLPs are typically managed by a general partner, and holders of MLP common units generally do not have the right to vote upon the election of directors of the general partner. MLP common units trade on a national securities exchange or over-the-counter.

•	MLP Convertible Subordinated Units. MLP convertible subordinated units are typically issued by MLPs to founders, corporate general partners of MLPs, entities that sell assets to the MLP, and institutional investors. They are generally convertible automatically into the senior common units of the same issuer at a one-to-one ratio upon the passage of time or the satisfaction of certain financial tests. These units generally do not trade on a national exchange or over-the-counter, and there is no active market for convertible subordinated units. The value of a convertible security is a function of its worth if converted into the underlying common units.

•	MLP I-Shares. I-shares represent an investment in shares of a limited liability company that owns a special class of MLP securities, known as i-units, issued by the MLP to the limited liability company. The i-units represent a class of equity securities of the MLP that are not entitled to receive cash distributions, except upon liquidation of the MLP, but are entitled to receive additional i-units on each occurrence of the MLP making a cash distribution to its holders of MLP units. As the quantity of additional i-units issued to the limited liability company is determined based on the amount of the cash distributions made by the MLP to the holders of its MLP units as well as the market value of the MLP units at the time of each distribution, the limited liability company will increasingly be entitled to a greater share of the outstanding equity interests of the MLP, which in turn entitles the limited liability company, as the holder of the i-units, an increasingly greater share of the cash to be distributed to all holders of equity securities (including the i-units and the MLP units) upon the liquidation of the MLP. As a result the value of the i-units held by the limited liability company is generally tied to the overall equity valuation of the MLP, similar to the manner in which many investors analyze the value of common stock in a corporation that does not pay dividends.

The Company does not anticipate any conflicts of interest with any MLP, general partner of an MLP, or issuer of I-Shares.

Equity Securities. In addition to equity securities of RITs and MLPs, the Company may also invest in common and preferred stock, limited liability company interests, convertible securities, warrants and depository receipts of Energy Companies that are organized as corporations or limited liability companies. Although equity securities have historically generated higher average total returns than fixed-income securities over the long term, equity securities also have experienced significantly more volatility in those returns and may under-perform relative to fixed-income securities during certain periods. An adverse event, such as an unfavorable earnings report, may depress the value of a particular equity securities held by the Company. Also, prices of equity securities are sensitive to general movements in the equity markets and a drop in the equity markets may depress the price of equity securities to which the Company has exposure. Equity securities prices fluctuate for several reasons including changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant equity market, or when political or economic events affecting the issuers occur. In addition, equity securities prices may be particularly sensitive to rising interest rates, which increases borrowing costs and the costs of capital.

Other Investment Companies. The Company may invest in the securities of other investment companies to the extent that such investments are consistent with the Company’s investment objective and policies and permissible under the 1940 Act. Under the 1940 Act, the Company may not acquire the securities of other domestic or non-U.S. investment companies, if, as a result, (i) more than 10% of the Company’s total assets would be invested in securities of other investment companies, (ii) such purchase would result in more than 3% of the total outstanding voting securities of any one investment company being held by the Company, or (iii) more than 5% of the Company’s total assets would be invested in any one investment company. These limitations do not apply to the purchase of shares of any investment company in connection with a merger, consolidation, reorganization or acquisition of substantially all the assets of another investment company.

The Company, as a holder of the securities of other investment companies, will bear its pro rata portion of the other investment companies’ expenses, including advisory fees. These expenses are in addition to the direct expenses of the Company’s own operations.

      Restricted Securities. The Company may invest up to 50% of total assets in restricted securities for which no public trading market exists. An issuer may be willing to offer the purchaser more attractive features with respect to restricted securities issued in direct placements because it will avoid the expense and delay involved in a public offering of securities. Adverse conditions in the public securities markets may also preclude a public offering of securities. MLP convertible subordinated units are typically purchased from affiliates of the issuer or other existing holders of convertible units rather than directly from the issuer.

      Restricted securities are less liquid than securities traded in the open market because of statutory and contractual restrictions on resale. These securities are unlike securities that are traded in the open market, which can be expected to be sold immediately if the market is adequate. This lack of liquidity creates special risks for the Company. However, the Company could sell such securities in the U.S. in privately negotiated transactions with a limited number of purchasers or in public offerings under the 1933 Act. MLP convertible subordinated units also convert to publicly traded common units upon the passage of time and/or satisfaction of certain financial tests.

      Defensive and Temporary Investments. Under adverse market or economic conditions or pending investment of offering or leverage proceeds, the Company may invest up to 100% of its total assets in securities issued or guaranteed by the U.S. Government or its instrumentalities or agencies, short-term debt securities, certificates of deposit, bankers’ acceptances and other bank obligations, commercial paper rated in the highest category by a rating agency or other fixed income securities deemed by the Advisor to be consistent with a defensive posture, or may hold cash. The Advisor also may invest in such instruments to meet working capital needs including, but not limited to, for collateral in connection with certain hedging techniques, to hold a reserve pending payment of dividends, and to facilitate the payments of expenses and settlement of trades. The yield on such securities may be lower than the returns on RITs and MLPs or yields on lower rated fixed income securities. To the extent the

Company uses this strategy, it may not achieve its investment objective. The Company may, but is not required to, use various hedging transactions described below to mitigate risks. Although the Advisor expects to use the practices to reduce certain of the Company’s identified risks, no assurance can be given that these transactions will achieve this result.

      A more detailed description of the Company’s investment policies and restrictions and more detailed information about the Company’s portfolio investments are contained in the Statement of Additional Information.

Conflicts of Interest

      Conflicts of interest may arise from the fact that the Advisor and its affiliates carry on substantial investment activities for other clients, including TYG and TYY, in which the Company has no interest. The Advisor or its affiliates may have financial incentives to favor certain of such accounts over the Company. Any of their proprietary accounts and other customer accounts may compete with the Company for specific trades. The Advisor or its affiliates may give advice and recommend securities to, or buy or sell securities for the Company which advice or securities may differ from advice given to, or securities recommended or bought or sold for, other clients and customers, even though their investment objectives may be the same as, or similar to, those of the Company.

      The Advisor evaluates a variety of factors in determining whether a particular investment opportunity or strategy is appropriate and feasible for the relevant account at a particular time, including, but not limited to, the following: (i) the nature of the investment opportunity taken in the context of the other investments at the time; (ii) the liquidity of the investment relative to the needs of the particular entity or account; (iii) the availability of the opportunity (i.e., size of obtainable position); (iv) the transaction costs involved; and (v) the investment or regulatory limitations applicable to the particular entity or account. Because these considerations may differ when applied to the Company and relevant accounts under management in the context of any particular investment opportunity, the investment activities of the Company, on the one hand, and other managed accounts, on the other hand, may differ considerably from time to time. In addition, the fees and expenses of the Company differ from those of the other managed accounts. Accordingly, shareholders should be aware that the future performance of the Company and other clients of the Advisor may vary.

      Situations may occur when the Company could be disadvantaged because of the investment activities conducted by the Advisor and its affiliates for its other clients including TYG and TYY. Such situations may be based on, among other things, the following: (i) legal or internal restrictions on the combined size of positions that may be taken for the Company or the other clients, or (ii) the difficulty of liquidating an investment for the Company or the other clients where the market cannot absorb the sale of the combined position.

      Under the 1940 Act, the Company and its affiliates may be precluded from co-investing in private placements of securities. The Advisor and TYG have applied to the SEC for exemptive relief to permit the Company and its affiliates to make such investments. Unless and until the Company obtains an exemptive order, the Company will not co-invest with its affiliates in negotiated transactions, other than transactions where the only negotiated term is price. We cannot guaranty that the requested relief will be granted by the SEC. Unless and until we obtain an exemptive order, the Advisor will not co-invest its proprietary accounts or other clients’ assets in negotiated transactions in which the Company invests, other than transactions where the only negotiated term is price. Until we receive exemptive relief, the Advisor will observe a policy for allocating opportunities among its clients that takes into account the amount of each client’s available cash, its investment objectives and risk tolerances. The policies adopted by the Advisor regarding negotiated transactions and allocations have been approved by the Board of Directors of the Company, and any change to these policies would require approval of the Board of Directors.

      The Advisor and its principals, officers, employees, and affiliates may buy and sell securities or other investments for their own accounts and may have actual or potential conflicts of interest with respect to investments made on behalf of the Company. As a result of differing trading and investment strategies or constraints, positions may be taken by principals, officers, employees, and affiliates of the Advisor that are the same as, different from, or made at a different time than positions taken for the Company.

Portfolio Turnover

      The Company’s annual portfolio turnover rate may vary greatly from year to year. Although the Company cannot accurately predict its annual portfolio turnover rate, it is not expected to exceed 30% under normal circumstances. However, portfolio turnover rate is not considered a limiting factor in the execution of investment decisions for the Company. Higher portfolio turnover results in increased Company costs, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of securities and on the reinvestment in other securities.

LEVERAGE

      The Company intends to borrow money, issue preferred shares or issue other debt securities, to the extent permitted by the 1940 Act. These practices are known as leverage. The Company will not use leverage unless it believes that leverage will serve the best interests of shareholders. The sole factor used in making this determination will be whether the potential return is likely to exceed the cost of leverage. The Company also may borrow up to an additional 5% of its total assets (not including the amount so borrowed) for temporary purposes, including the settlement and clearance of securities transactions, which otherwise might require untimely dispositions of portfolio holdings.

      Under the 1940 Act, the Company is not permitted to incur indebtedness constituting senior securities unless immediately thereafter the Company has total assets (including the proceeds of the indebtedness) at least equal to 300% of the amount of the indebtedness. Stated another way, the Company may not borrow for investment purposes more than 33 1/3% of its total assets, including the amount borrowed. The Company also must maintain this 300% “asset coverage” for as long as the indebtedness is outstanding. The 1940 Act provides that the Company may not declare any cash dividend or other distribution on its shares, or purchase any of its shares of capital stock (through tender offers or otherwise), unless it would satisfy this 300% asset coverage after deducting the amount of the dividend, other distribution or share purchase price, as the case may be. If the asset coverage for indebtedness declines to less than 300% as a result of market fluctuations or otherwise, the Company may be required to sell a portion of its investments when it may be disadvantageous to do so.

      Indebtedness incurred by the Company would involve expenses and other costs, including interest payments, which would be borne by the Company’s common shareholders. In addition, the terms of any borrowing or other indebtedness incurred by the Company, which the Company anticipates would be in the form of a public offering of its notes, would be subject to negotiation with the underwriter offering such notes and the rating agency or agencies from which the Company may seek to obtain a rating for the offering of the notes. Such underwriter and rating agency or agencies may impose asset coverage requirements, dividend limitations and voting right requirements on the Company that are more stringent than those imposed under the 1940 Act. Such terms may also impose special restrictions on the Company’s portfolio composition or on its use of various investment techniques or strategies or its ability to pay dividends on Common Shares in some instances. The Company also may be required to pledge all of its assets to lenders in connection with certain types of borrowings. Due to these restrictions, the Company may be forced to liquidate investments at times or prices that are not favorable to the Company, or the Company may be forced to forgo investments that the Advisor otherwise views as favorable. Common shareholders would bear the costs of an offering of notes or any other incurrence of indebtedness by the Company, which would include offering expenses and the ongoing payment of interest.

      Under the 1940 Act, the Company is not permitted to issue preferred shares unless immediately after such issuance the total assets less liabilities and indebtedness is at least 200% of the liquidation value of the outstanding preferred shares. Stated another way, the Company may not issue preferred shares that have an aggregate liquidation value of more than 50% of its total assets, including the amount leveraged. In addition, the Company is not permitted to declare any cash dividend or other distribution on its Common Shares unless, at the time of such declaration, the total assets less liabilities and indebtedness (determined after deducting the amount of such dividend or distribution) is at least 200% of such liquidation value. In the event preferred shares are issued, the Company may, as a result of market conditions or otherwise, be required to purchase or redeem preferred shares, or sell a portion of its investments when it may be disadvantageous to do so, in order to maintain asset coverage of any preferred shares of at least 200%. Common shareholders would bear the costs of a preferred share offering which would include offering expenses and the ongoing payment of dividends.

      The Company may, but is not required to, hedge general interest rate exposure arising from its leverage transactions. Under current market conditions, hedging would be accomplished principally by entering into interest rate transactions. Interest rate transactions are hedging transactions such as interest rate swaps and the purchase of interest rate caps and floors. Interest rate swaps involve the exchange by the Company with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed payments). The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate floor. The Company intends to use interest rate transactions solely for the purpose of hedging its leveraged capital structure. The use of interest rate transactions is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. See “Risks — Risks Associated with an Investment in the Company — Interest Rate Hedging Risk.”

Effects of Leverage

      Assuming leverage in the amount of 33 1/3% of the Company’s total assets and that we will pay dividends or interest on such leverage at an average annual rate of 4.75%, the annual return that the Company’s portfolio must experience (net of expenses) in order to cover those payments would be 1.6%.

      The following table is designed to illustrate the effect of the foregoing level of leverage on the return to a shareholder, assuming hypothetical annual returns (net of expenses) of the Company’s portfolio of (10)% to 10%. As the table shows, the leverage generally increases the return to shareholders when portfolio return is positive and greater than the cost of leverage and decreases the return when the portfolio return is negative or less than the cost of leverage. The figures appearing in the table are hypothetical, and actual returns may be greater or less than those appearing in the table.

Assumed Portfolio Return (net of expenses)	(10)%	(5)%	0%	5%	10%
Corresponding Common Share Return	(18.2)%	(11.1)%	(4.0)%	3.1%	10.3%

      During the time in which the Company is utilizing leverage, the amount of the fees paid to the Advisor for investment advisory and management services will be higher than if the Company did not utilize leverage because the fees paid will be calculated based on the Company’s Managed Assets, which include assets purchased with leverage. Therefore, the Advisor will have a financial incentive to leverage the Company, which may create a conflict of interest between the Advisor and the common shareholders. Because payments on any leverage would be paid by the Company at a specified rate, only the Company’s common shareholders would bear the Company’s fees and expenses.

      Until the Company incurs indebtedness or issues preferred shares, the Company’s Common Shares will not be leveraged, and the risks and special considerations related to leverage described in this prospectus will not apply. Any benefits of leverage cannot be fully achieved until the proceeds resulting from the use of leverage have been invested in accordance with the Company’s investment objective and policies. For further information about leveraging, see “Risks — Risks Associated with an Investment in the Company — Leverage Risk.”

RISKS

Risks Associated With an Investment in the Company

      No Operating History. The Company is a newly organized, non-diversified, closed-end management investment company with no operating history.

      Management Risk. The Advisor was formed in October 2002 to provide portfolio management services to institutional and high-net worth investors seeking professional management of their MLP investments. The Advisor has been managing portfolios of MLP investments since that time, and in February 2004, the Advisor commenced management of TYG. TYG is a non-diversified, closed-end management investment company that was created to invest principally in MLPs. In May 2005 the Advisor commenced management of TYY, a non-diversified closed-end management investment company that was created to invest principally in MLPs and their affiliates. The Advisor will also manage the investments of Tortoise Capital Resources Corporation, a private investment fund (“TTO”), once it commences operations. TTO intends to invest primarily in privately held and micro-cap public companies in the U.S. energy infrastructure sector. In addition the advisor expects to manage additional investment portfolios in the future. As of August 31, 2005, the Advisor had client assets under management of approximately $1.3 billion. The Advisor relies on the officers, employees, and resources of Fountain Capital for certain functions. Three of the five members of the investment committee are affiliates of, but not employees of, the Advisor, and each has significant responsibilities with Fountain Capital. Fountain Capital conducts business and activities of its own in which the Advisor has no economic interest. If these separate activities become significantly greater than the Advisor’s activities, there could be material competition for the efforts of key personnel. In such a case, it is anticipated that the Advisor will expand its staff to ensure its needs are met.

      RIT Risks. The value of the equity securities of the RITs in which the Company invests may fluctuate in accordance with changes in the financial condition of those RITs, the condition of equity markets generally, commodity prices, and other factors. Distributions on RITs in which the Company may invest will depend upon the declaration of distributions from the constituent RITs, but there can be no assurance that those RITs will pay distributions on their securities. The declaration of such distributions generally depends upon various factors, including the operating performance and financial condition of the RIT and general economic conditions.

      Among the factors referred to in the preceding paragraph are certain tax risks associated with the RITs in which the Company may invest. These tax risks include the possibility that Canadian taxing authorities may challenge the deductibility of certain interest payments and certain other costs and expenses inherent in the structure of certain RITs. These tax risks, and any adverse determination with respect thereto, could have a negative impact on the value of the Company’s investments, as well as on the after-tax income available for distribution by the RITs, which in turn would reduce the cash available to the Company for distribution to common shareholders.

      In many circumstances, the RITs in which the Company may invest may have limited operating histories. The value of RIT securities in which the Company invests will be influenced by factors that are not within the control of the Company, including the financial performance of the respective issuers, interest rates, exchange rates, and commodity prices (that will vary and are determined by supply and demand factors including weather and general economic and political conditions), the hedging policies employed by such issuers, issues relating to the regulation of the energy industry and operational risks relating to the energy sector.

      Certain Canadian provinces have passed legislation limiting liability of investors in RITs, but other provinces have not passed this legislation. This legislation in certain provinces should better assure the limited liability of investors; however, the legislation does not address potential liabilities arising before the date of the implementation of the legislation. In addition, the legislation has not yet been judicially considered, and it is possible the reliance on this legislation by an investor could be successfully challenged on jurisdictional or other grounds. While the likelihood of an investor in an RIT, such as the Company, being held liable beyond the original investment by the Company is remote, there can be no assurance that the Company will have limited liability as to all of its RIT investments.

      MLP Risks. An investment in MLP units involves some risks which differ from an investment in the common stock of a corporation. Holders of MLP units have limited control and voting rights on matters affecting the partnership. Holders of units issued by an MLP are exposed to a remote possibility of liability for all of the obligations of that MLP in the event that:

•	a court determines that the rights of the holders of MLP units to vote to remove or replace the general partner of that MLP, to approve amendments to that MLP’s partnership agreement, or to take other action under the partnership agreement of that MLP would constitute “control” of the business of that MLP, or

•	a court or governmental agency determines that the MLP is conducting business in a state without complying with the partnership statute of that state.

      Holders of MLP units are also exposed to the risk that they be required to repay amounts to the MLP that are wrongfully distributed to them. In addition, the value of the Company’s investment in MLPs depends largely on the MLPs being treated as partnerships for federal income tax purposes. If an MLP does not meet current legal requirements to maintain partnership status, or if it is unable to do so because of tax law changes, it would be taxed as a corporation. In that case, the MLP would be obligated to pay income tax at the entity level and distributions received by the Company generally would be taxed as dividend income. As a result, there could be a material reduction in the Company’s cash flow and there could be a material decrease in the value of the Common Shares.

      Industry Concentration. The Company’s investments will be concentrated in the equity securities of Energy Companies. Because the Company is specifically focused in the energy sector, it may present more risks than if it were broadly diversified over numerous industries and sectors of the economy. Therefore, a downturn in the energy sector would have a larger impact on the Company than on an investment company that does not concentrate in such sector. The energy sector can be significantly affected by the supply of and demand for specific products and services, the supply and demand for oil and gas, the price of oil and gas, exploration and production spending, government regulation, world events and economic conditions. The energy sector can also be significantly affected by events relating to international political developments, energy conservation, the success of exploration projects, commodity prices, and tax and government regulations. At times, the performance of securities of Energy Companies will lag the performance of securities of companies in other sectors or the broader market as a whole.

      Lack of Experience in RITs. The Advisor has no experience investing in RITs. While the Advisor does have experience investing in the energy infrastructure sector, and the managers of the Advisor have experience investing in high yield corporate bonds (commonly referred to as junk bonds) issued by Energy Companies, the Advisor will be relying on its proprietary analytical tools to select RIT investments. These proprietary analytical tools are currently being used by the Advisor in selecting MLP investments for its clients. The Advisor has discussed its proprietary analytical tools with RBC Capital Markets Corporation analysts who have significant experience with RIT Energy Companies securities. Nonetheless, the Company may be adversely affected by the Advisor’s unfamiliarity with RITs generally and the dynamics impacting the Canadian energy sector.

      Leverage Risk. Borrowings or other transactions involving Company indebtedness (other than for temporary or emergency purposes) and any preferred shares issued by the Company are considered “senior securities” for purposes of the 1940 Act and constitute leverage. The Company’s use of leverage through the issuance of senior securities creates risks. Leverage creates an opportunity for increased total returns, but it is a speculative technique that may adversely affect common shareholders. If the return on securities acquired with leverage proceeds or other borrowed funds does not exceed the cost of the leverage, the use of leverage could cause the Company to lose money. Furthermore, if long-term rates rise, the net asset value of the Company’s Common Shares will reflect the resulting decline in the value of a larger aggregate amount of portfolio assets than the Company would hold if it had not leveraged. Thus, leveraging exaggerates changes in the value of and in the yield on the Company’s portfolio. This, in turn, may result in greater volatility of both the net asset value and the market price of the Company’s Common Shares. Successful use of leverage depends on the Advisor’s ability to predict or hedge correctly interest rates and market movements, and there is no assurance that the use of leverage will be successful during any period in which it is used.

      Capital raised through leverage is subject to interest costs or dividend payments, which could exceed the income and appreciation on the securities purchased with the proceeds of the leverage. The issuance of senior securities by the Company would involve offering expenses and other costs, including interest payments, which would be borne indirectly by the common shareholders. Fluctuations in interest rates could increase interest or dividend payments on senior securities, and could reduce cash available for dividends on Common Shares. Increased operating costs, including the financing cost associated with any leverage, may reduce the Company’s total return. The use of leverage also results in the common shareholders bearing higher management fees.

      The terms of any senior securities issued by the Company, or other borrowings, may impose additional requirements, restrictions and limitations that are more stringent than those currently required by the 1940 Act. For example, any debt securities or preferred shares may be subject to covenants regarding asset coverage, portfolio composition and other matters, which may affect the Company’s ability to pay distributions on its Common Shares in certain instances. The Company may also be required to pledge all of its assets to the lenders in connection with certain types of borrowing. These requirements may have an adverse effect on the Company. To the extent necessary, the Company intends to redeem senior securities to maintain the required asset coverage. Doing so may require the Company to liquidate portfolio securities at a time when it would not otherwise be desirable to do so. Nevertheless, it is not anticipated that the 1940 Act requirements, the terms of any senior securities or the rating agency guidelines will impede the Advisor in managing the Company’s portfolio in accordance with the Company’s investment objective and policies.

      The premise underlying the use of leverage is that the costs of leveraging generally is based on short-term rates, which normally are lower than the return (including the potential for capital appreciation) that the Company can earn on the longer-term portfolio investments that it makes with the proceeds obtained through the leverage. Thus, the shareholders would benefit from an incremental return. However, if the differential between the return on the Company’s investments and the cost of leverage were to narrow, the incremental benefit would be reduced and could be eliminated or even become negative. Accordingly, the costs of leveraging may exceed the return from the portfolio securities purchased with the leveraged capital, which could reduce the net asset value of the Company’s Common Shares.

      Interest Rate Hedging Risk. The Company may in the future hedge against interest rate risk resulting from the Company’s leveraged capital structure. The Company does not intend to hedge interest rate risk of portfolio holdings. Interest rate transactions that the Company may use for hedging purposes will expose the Company to certain risks that differ from the risks associated with its portfolio holdings. There are economic costs of hedging reflected in the price of interest rate swaps, caps and similar techniques, the cost of which can be significant. In addition, the Company’s success in using hedging instruments is subject to the Advisor’s ability to predict correctly changes in the relationships of such hedging instruments to the Company’s leverage risk, and there can be no assurance that the Advisor’s judgment in this respect will be accurate. Depending on the state of interest rates in general, the Company’s use of interest rate hedging instruments could enhance or decrease investment company taxable income available to the holders of Common Shares. To the extent there is a decline in interest rates, the value of interest rate swaps or caps could decline, and result in a decline in the net asset value of the Common Shares. Such a decline in the net asset value of the Common Shares could cause the Company to no longer be in compliance with covenants regarding asset coverage, portfolio composition and other matters imposed by the terms of any senior securities issued by the Company or other borrowings incurred by the Company. As a result, the Company may be required to liquidate portfolio securities at a time when it would not otherwise be desirable to do so. In addition, if the counterparty to an interest rate swap or cap defaults, the Company would not be able to use the anticipated net receipts under the interest rate swap or cap to offset the Company’s cost of financial leverage.

      Restricted Securities. The Company may invest up to 50% of total assets in restricted securities for which no public trading market exists. Restricted securities are less liquid than securities traded in the open market because of statutory and contractual restrictions on resale. Such securities are, therefore, unlike securities that are traded in the open market, which can be expected to be sold immediately if the market is adequate. As discussed further below, this lack of liquidity creates special risks for the Company.

      Restricted securities are subject to statutory and contractual restrictions on their public resale, making it more difficult to value them, limiting the Company’s ability to dispose of them, and potentially lowering the amount the Company could realize upon their sale. To the extent the Company needs to sell restricted securities to pay down leverage or for any other reason, restricted securities will likely be more difficult to sell than securities traded in the open market. To enable the Company to sell in the U.S. its holdings of a restricted security not registered under the 1933 Act, the Company may have to sell these securities in privately negotiated transactions with a limited number of purchasers or cause those securities to be registered. Identifying and negotiating with individual purchasers can be time consuming and expensive. The expenses of registering restricted securities may be negotiated by the Company with the issuer at the time the Company buys the securities. When the Company must arrange registration because the Company wishes to sell the security, a considerable period may elapse between the time the decision is made to sell the security and the time the security is registered so that the Company could sell it. The Company would bear the risks of any downward price fluctuation during that period. The Company does not have a separate limitation on investing in illiquid securities.

      Common Stock Risk. The Company will have exposure to common stock. Although common stocks have historically generated higher average total returns than fixed-income securities over the long term, common stocks also have experienced significantly more volatility in those returns and in recent years have significantly under-performed relative to fixed-income securities during certain periods. An adverse event, such as an unfavorable earnings report, may depress the value of a particular common stock held by the Company. Also, the price of common stock is sensitive to general movements in the stock market and a drop in the stock market may depress the price of common stock to which the Company has exposure. Common stock prices fluctuate for several reasons, including changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant stock market, or when political or economic events affecting the issuers occur. In addition, common stock prices may be particularly sensitive to rising interest rates, which increases borrowing costs and the cost of capital. Interest rates are at historical lows and, accordingly, it is likely that they will rise.

      Dividend Risk. Dividends or other distributions on equity securities are not fixed but are declared at the discretion of an issuer’s general partner or board of trustees. There is no guarantee that the issuers of the equity securities in which the Company invests will declare dividends or other distributions in the future or that if declared they will remain at current levels or increase over time. As described further in “Tax Matters,” “qualified dividend income” received by the Company will generally be eligible for the reduced tax rate applicable to such dividends under the Tax Act. Unless subsequent legislation is enacted, the reduction of tax rates as set forth in the Tax Act will expire for taxable years beginning on or after January 1, 2009. There is no assurance as to what portion of the Company’s distributions will constitute qualified dividend income.

      Tax Risk. We cannot assure you what percentage of the distributions paid on the Common Shares, if any, will consist of qualified dividend income or long-term capital gains or what the tax rates on various types of income will be in future years. The favorable rates on qualifying dividends and capital gains are currently scheduled to increase for certain income received or gains realized after December 31, 2008. A new Canadian tax imposes a 15% tax on the return of the capital portion of the distributions paid or credited by certain types of RITs. There is a risk as to whether such tax would qualify as a foreign income tax eligible for the U.S. foreign tax credit. The Company will invest in RITs that are “mutual fund trusts” for Canadian income tax purposes. The Canadian Department of Finance currently is pursuing discussions with the private sector concerning the appropriate Canadian tax treatment of those investing in resource property through mutual fund trusts and the appropriate Canadian tax treatment of RITs and other flow through entities and of investments in such entities. The Canada Revenue Agency has ceased to issue advance income tax rulings regarding RITs and other flow through entities and the Department of Finance (Canada) is considering measures in response to the consultation, including transitional measures. Accordingly, changes in the income tax considerations described herein are possible. In addition, if the Company invests in a Canadian entity that is not a RIT, the tax consequences of that investment will be different than when investing in RITs.

      Due to the nature of some of the Company’s investments, the Company may have to report more taxable income in a given year than the cash flow received by the Company. If the Company does not receive timely information as to the tax status of payments received by the Company, it may have to provide subsequent adjustments to information provided to its shareholders. In order to qualify as a RIC, the Company may be required to distribute cash in excess of the Company’s cash receipts, which could create liquidity issues for the Company or cause the Company to cease to qualify as a RIC.

      If the Company fails to, or ceases to, qualify as a RIC, the Company will be treated as a C corporation for U.S. Federal income tax purposes. Thus, the Company will have to pay U.S. Federal income tax on its income and the shareholders of the Company will have to pay tax on distributions of such income received by them. The Company’s loss of RIC status could significantly adversely affect your net after-tax yield on an investment in the Company. See “Risks — Risks Associated with an Investment in the Company — Tax Risk.”

      Small and Mid-Cap Stock Risk. The Company will invest in companies with small (less than $2 billion) or medium (between $2 billion and $5 billion) market capitalizations. Smaller and medium-sized company stocks can be more volatile than, and perform differently from, larger company stocks. There may be less trading in a smaller or medium-sized company’s stock, which means that buy and sell transactions in that stock could have a larger impact on the stock’s price than would be the case with larger company stocks. Smaller and medium-sized companies may have fewer business lines; therefore, changes in any one line of business may have a greater impact on a smaller and medium-sized company’s stock price than is the case for a larger company. As a result, the purchase or sale of more than a limited number of stock of a small and medium-sized company may affect its market price. The Company may need a considerable amount of time to purchase or sell its positions in these securities. In addition, smaller or medium-sized company stocks may not be well known to the investing public.

      Non-Diversification. To the extent the Company invests a relatively high percentage of its assets in the obligations of a limited number of issuers, the Company may be more susceptible than a more widely diversified investment company to any single economic, political or regulatory occurrence. The Company has registered as a “non-diversified” investment company under the 1940 Act. Although the Company may invest a relatively high percentage of its assets in a limited number of issuers, for federal income tax purposes, the Company must diversify its holdings so that, at the end of each quarter of each taxable year (i) at least 50% of the value of the Company’s total assets is represented by cash and cash items, U.S. Government securities, the securities of other RICs and other securities, with such other securities limited for purposes of such calculation, in respect of any one issuer, to an amount not greater than 5% of the value of the Company’s total assets and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Company’s total assets is invested in the securities of any one issuer (other than U.S. Government securities or the securities of other RICs), the securities (other than the securities of other RICs) of any two or more issuers that the Company controls and that are determined to be engaged in the same business or similar or related trades or businesses, or the securities of one or more qualified publicly traded partnerships.

      Anti-Takeover Provisions. The Company’s Charter and Bylaws include provisions that could limit the ability of other entities or persons to acquire control of the Company or convert the Company to open-end status. These provisions could deprive the holders of Common Shares of opportunities to sell their Common Shares at a premium over the then current market price of the Common Shares or at net asset value.

Risks Associated with an Investment in Energy Companies

      Supply and Demand Risk. A decrease in the production of natural gas, NGLs, crude oil, coal, refined petroleum products or other energy commodities, or a decrease in the volume of such commodities available for transportation, mining, processing, storage or distribution, may adversely impact the financial performance of Energy Companies. Production declines and volume decreases could be caused by various factors, including catastrophic events affecting production, depletion of resources, labor difficulties, environmental proceedings, increased regulations, equipment failures and unexpected maintenance problems, import supply disruption, increased competition from alternative energy sources or related commodity prices. Alternatively, a sustained decline in demand for such commodities could also adversely affect the financial performance of Energy Companies. Factors which could lead to a decline in demand include economic recession or other adverse economic conditions, higher fuel taxes or governmental regulations, increases in fuel economy, consumer shifts to the use of alternative fuel sources, changes in commodity prices or weather.

      Depletion and Exploration Risk. Many Energy Companies are either engaged in the production of natural gas, NGLs, crude oil, refined petroleum products or coal, or are engaged in transporting, storing, distributing and processing these items on behalf of producers. To maintain or grow their revenues, these companies or their customers need to maintain or expand their reserves through exploration of new sources of supply, through the development of existing sources, through acquisitions, or through long-term contracts to acquire reserves. The financial performance of Energy Companies may be adversely affected if they, or the companies to which they provide the service, are unable to cost-effectively acquire additional reserves sufficient to replace the natural decline.

      Regulatory Risk. Energy Companies are subject to significant federal, state provincial and local government regulation in virtually every aspect of their operations, including how facilities are constructed, maintained and operated, environmental and safety controls, and the prices they may charge for the products and services they provide. Various governmental authorities have the power to enforce compliance with these regulations and the permits issued under them, and violators are subject to administrative, civil and criminal penalties, including civil fines, injunctions or both. Stricter laws, regulations or enforcement policies could be enacted in the future which would likely increase compliance costs and may adversely affect the financial performance of Energy Companies.

      Energy Companies engaged in interstate pipeline transportation of natural gas, refined petroleum products and other products are subject to regulation by the Federal Energy Regulatory Commission with respect to tariff rates these companies may charge for pipeline transportation services. An adverse determination by the FERC with respect to the tariff rates of an Energy Company could have a material adverse effect on its business, financial condition, results of operations and cash flows of that Energy Company and its ability to make cash distributions to its equity owners. In May 2005, FERC issued a policy statement that pipelines, including those organized as partnerships, can include in computing their cost of service a tax allowance to reflect actual or potential tax liability on their public utility income attributable to all entities or individuals owning public utility assets, if the pipeline establishes that the entities or individuals have an actual or potential income tax liability on such income. Whether a pipeline’s owners have such actual or potential income tax liability will be reviewed by FERC on a case-by-case basis. If an MLP is unable to establish that its unitholders are subject to United States federal income taxation on the income generated by the MLP, FERC could disallow a substantial portion of the MLP’s income tax allowance. If FERC were to disallow a substantial portion of the MLP’s income tax allowance, the level of maximum tariff rates the MLP could lawfully charge could be lower than the MLP had been charging prior to such ruling or could be lower than the MLP’s actual costs to operate the pipeline. In either case, the MLP would be adversely affected.

      Commodity Pricing Risk. The operations and financial performance of Energy Companies may be directly affected by energy commodity prices, especially those Energy Companies owning the underlying energy commodity. Commodity prices fluctuate for several reasons, including changes in market and economic conditions, the impact of weather on demand, levels of domestic production and imported commodities, energy conservation, domestic and foreign governmental regulation and taxation and the availability of local, intrastate and interstate transportation systems. Volatility of commodity prices, that may lead to a reduction in production or supply, may also negatively impact the performance of Energy Companies which are solely involved in the transportation, processing, storing, distribution or marketing of commodities. Volatility of commodity prices may also make it more difficult for Energy Companies to raise capital to the extent the market perceives that their performance may be directly or indirectly tied to commodity prices.

      Interest Rate Risk. Rising interest rates could adversely impact the financial performance of Energy Companies by increasing their cost of capital. This may reduce their ability to execute acquisitions or expansion projects in a cost-effective manner.

      Reserve Risk. Energy Company estimates of crude oil, natural gas and NGLs reserve data are projections based on engineering data, projected future rates of production and the timing of future expenditures. Estimates of proved crude oil, natural gas and NGLs reserves and projected future net revenue from reserves are generally based on internal reserve reports and on the reports of independent consulting petroleum engineers. The process of estimating crude oil, natural gas and NGLs reserves requires substantial judgment, resulting in imprecise determinations, particularly for new discoveries. Different reserve engineers may make different estimates of reserve quantities and related revenue based on the same data. Estimated reserves are based on many assumptions that may turn out to be inaccurate. Any material inaccuracies in these reserve estimates or underlying assumptions will materially affect the quantities and present value of reserve estimates. The accuracy of any reserve estimate is a function of the quality of available data, engineering, geological interpretation and judgment and the assumptions used regarding quantities of recoverable natural gas and oil reserves and prices for crude oil and natural gas. Natural gas and crude oil prices have fluctuated widely in recent years. Volatility is expected to continue and price fluctuations directly affect estimated quantities of proved reserves and future net revenues. Actual prices, production, development expenditures, operating expenses and quantities of recoverable oil and natural gas reserves will vary from those assumed in these reserve estimates, and these variances may be significant. Any significant variance from the assumptions used could result in the actual quantity of reserve estimates and future net cash flow being materially different from the estimates in these reserve reports. In addition, results of drilling, testing and production and changes in crude oil natural gas prices after the date of these reserve estimates may result in downward revisions to the reserve estimates. Some reserve estimates are made without the benefit of a lengthy production history, which are less reliable than estimates based on a lengthy production history. Future performance that deviates significantly from the reserve reports could have a material adverse effect on a given Energy Company’s financial position and results of operations.

      Operating Risks. Energy Companies engaged in the exploration, development and production of oil and natural gas face operating risks, including the risk of fire, explosions, blow-outs, pipe failure, abnormally pressured formations and environmental hazards. Environmental hazards include oil spills, gas leaks, pipeline ruptures or discharges of toxic gases. If any of these operating risks occur, it could cause substantial losses to the given Energy Company. Substantial losses may be caused by injury or loss of life, severe damage to or destruction of property, natural resources and equipment, pollution or other environmental damage, clean-up responsibilities, regulatory investigation and penalties and suspension of operations. In accordance with industry practice, Energy Companies generally maintain insurance against some, but not all, of the risks described above and this insurance may not be adequate to cover losses or liabilities.

      Geopolitical and Market Disruption Risk. The continuing presence of U.S. troops in Iraq and continued terrorist threats are likely to have a substantial impact on the U.S. and world economies and securities markets. The nature, scope and duration of the U.S. presence in Iraq cannot be predicted with any certainty. Terrorist attacks on the World Trade Center and the Pentagon on September 11, 2001 closed some of the U.S. securities markets for a four-day period and similar events cannot be ruled out. Additionally, fuel prices and supplies are influenced significantly by international political and economic circumstances. If a fuel supply shortage were to arise from OPEC production curtailments, political uncertainty in Venezuela and Russia, a disruption of oil imports or other geopolitical causes, higher fuel prices and any subsequent price increases could adversely effect the world economies and the securities markets. These and similar events may in the future lead to increased short-term market volatility and may have adverse long-term effects on U.S. and world economies and markets generally. These events could also have an acute effect on an individual Energy Company or related groups of Energy Companies or could adversely affect individual issuers and securities markets, inflation and other factors relating to the Common Shares.

Risks Associated with an Investment in Canadian Companies

      Canadian Securities Risk. Investing in Canadian securities involves certain risks not involved in domestic investments, including, but not limited to: fluctuations in currency exchange rates; future foreign economic, financial, political and social developments; different legal systems; the possible imposition of exchange controls or other foreign governmental laws or restrictions; lower trading volume; greater price volatility and illiquidity; different trading and settlement practices; less governmental supervision; high and volatile rates of inflation; fluctuating interest rates; less publicly available information; and different accounting, auditing and financial recordkeeping standards and requirements.

      Foreign Currency Risk. Because the Company intends to invest in securities denominated or quoted in the Canadian dollar, changes in the Canadian dollar/ United States dollar exchange rate may affect the value of securities in the Company and the unrealized appreciation or depreciation of investments.

      Currency Hedging Risk. The Company may in the future hedge against currency risk resulting from investing in Canadian RITs valued with the Canadian dollar. Currency hedging transactions in which the Company may engage include buying or selling options or futures or entering into other foreign currency transactions including forward foreign currency contracts, currency swaps or options on currency and currency futures and other derivatives transactions. Hedging transactions can be expensive and have risks, including the imperfect correlation between the value of such instruments and the underlying assets, the possible default of the other party to the transaction or illiquidity of the derivative instruments. Furthermore, the ability to successfully use hedging transactions depends on the Advisor’s ability to predict pertinent market movements, which cannot be assured. Thus, the use of hedging transactions may result in losses greater than if they had not been used, may require the Company to sell or purchase portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation the Company can realize on an investment, or may cause the Company to hold a security that it might otherwise sell. The use of hedging transactions may result in the Company incurring losses as a result of matters beyond its control. For example losses may be incurred because of the imposition of exchange controls, suspension of settlements or the inability of the Company to deliver or receive a specified currency.

Risks Associated with an Investment in a Closed-End Company

      Market Discount Risk. As with any shares, the price of the Company’s shares will fluctuate with market conditions and other factors. If shares are sold, the price received may be more or less than the original investment. Net asset value will be reduced immediately following the initial offering by the amount of the sales load and organizational and selling expenses paid by the Company. Common shares are designed for long-term investors and should not be treated as trading vehicles. Common shares of closed-end management investment companies frequently trade at a discount from their net asset value. Common shares of closed-end investment companies like the Company that invest primarily in equity securities have during some periods traded at prices higher than their net asset value and during other periods traded at prices lower than their net asset value. The Company cannot assure you that its Common Shares will trade at a price higher than or equal to net asset value. In addition to net asset value, the market price of the Company’s Common Shares may be affected by such factors as dividend levels, which are in turn affected by expenses, dividend stability, liquidity, the market for equity securities of RITs and MLPs, and market supply and demand the Company’s shares may trade at a price that is less than the initial offering price. This risk may be greater for investors who sell their shares in a relatively short period of time after completion of the initial offering.

      Investment and Market Risk. An investment in the Company’s Common Shares is subject to investment risk, including the possible loss of the entire amount that you invest. Your investment in Common Shares represents an indirect investment in the securities owned by the Company, substantially all of which are traded on a national securities exchange or in the over-the-counter markets. The value of these securities, like other market investments, may move up or down, sometimes rapidly and unpredictably. Your Common Shares at any point in time may be worth less than your original investment, even after taking into account the reinvestment of Company dividends and distributions.

MANAGEMENT OF THE COMPANY

Directors and Officers

      The business and affairs of the Company are managed under the direction of the Company’s Board of Directors. Accordingly, the Company’s Board of Directors provides broad supervision over the affairs of the Company, including supervision of the duties performed by the Advisor. The officers of the Company are responsible for the Company’s day-to-day operations. The names and business addresses of the directors and officers of the Company, together with their principal occupations and other affiliations during the past five years, are set forth in the statement of additional information. The Board of Directors of the Company consists of a majority of directors who are not interested persons (as defined in the 1940 Act) of the Advisor or its affiliates.

Investment Advisor

      Pursuant to an Advisory Agreement, the Advisor provides the Company with investment research and advice and furnishes the Company with an investment program consistent with the Company’s investment objective and policies, subject to the supervision of the Board. The Advisor determines which portfolio securities will be purchased or sold, arranges for the placing of orders for the purchase or sale of portfolio securities, selects brokers or dealers to place those orders, maintains books and records with respect to the Company’s securities transactions and reports to the Board of Directors on the Company’s investments and performance.

      The Advisor specializes in managing portfolios of MLPs and other energy infrastructure companies. The Advisor was formed in October 2002 to provide portfolio management services to institutional and high net worth investors seeking professional management of their MLP investments. The Advisor has been managing portfolios of MLPs since that time. The Advisor has also been managing TYG since it began operations in February 2004 and TYY since it began operations in May 2005. The Advisor will also manage the investments of TTO once it commences operations. TYG is a non-diversified, closed-end management investment company that was created to invest principally in MLPs and TYY is a non-diversified closed-end management investment company that was created to invest principally in MLPs and their affiliates. TTO intends to invest primarily in privately held and micro-cap public companies in the U.S. energy infrastructure sector. As of August 31, 2005, TYG had total assets of approximately $747 million and TYY had total assets of approximately $392 million. The Advisor is controlled equally by Fountain Capital and KCEP. As of August 31, 2005, and including the total assets of TYG and TYY, the Advisor had approximately $1.3 billion of client assets under management. The Advisor’s investment committee is comprised of five experienced portfolio managers.

      Fountain Capital was formed in 1990 and is focused primarily on providing investment advisory services to institutional investors with respect to below investment grade debt. Fountain Capital had approximately $2.4 billion of client assets under management as of August 31, 2005, of which approximately $325 million were in energy sector investments. KCEP was formed in 1993 and is focused solely on managing two private equity funds, which have had combined committed capital of $100 million. The first of those funds, a start-up and early-stage venture capital fund launched in 1994, is in the process of winding down. As a part of that process, this fund has entered into a consensual order of receivership, which was necessary to allow it to distribute its remaining $1.6 million of assets to the Small Business Administration (the “SBA”). The consensual order acknowledged a capital impairment condition and the resulting nonperformance by this fund of its agreement with the SBA. Mr. Schulte is a managing partner of KCEP and was involved with this fund. The second fund, an $85 million private equity fund founded in 1998, actively manages investments in energy and consumer companies. The Advisor relies on the officers, employees, and resources of certain affiliated entities for certain functions. Three of the five members of the investment committee of the Advisor are not employees of the Advisor, but are employees of Fountain Capital. Each member of the investment committee has other significant responsibilities with affiliated entities. Fountain Capital conducts business and activities of its own in which the Advisor has no economic interest. If these separate activities become significantly greater than the Advisor’s activities, there could be material competition for the efforts of key personnel.

      The investment management of the Company’s portfolio will be the responsibility of a team of portfolio managers consisting of David J. Schulte, H. Kevin Birzer, Zachary A. Hamel, Kenneth P. Malvey, and Terry C. Matlack, all of whom are Managers of the Advisor and will share responsibility for such investment management. It is the policy of the investment committee that any one member can require the Advisor to sell a security and any one member can veto the committee’s decision to invest in a security.

      H. Kevin Birzer. Mr. Birzer has been a Managing Director of the Advisor since 2002 and is also a Partner/ Senior Analyst with Fountain Capital. Mr. Birzer is also a Director of Tortoise Energy Infrastructure Corporation and Tortoise Energy Capital Corporation. Mr. Birzer, who joined Fountain Capital in 1990, has 22 years of investment experience, including 19 years in high-yield securities. Mr. Birzer began his career with Peat Marwick. His subsequent experience includes three years working as a Vice President for F. Martin Koenig & Co., focusing on equity and option investments, and three years at Drexel Burnham Lambert, where he was a Vice President in the Corporate Finance Department. Mr. Birzer graduated with a Bachelor of Business Administration degree from the University of Notre Dame and holds a Master of Business Administration degree from New York University. He earned his CFA designation in 1988.

      Zachary A. Hamel. Mr. Hamel has been a Managing Director of the Advisor since 2002 and is also a Partner/ Senior Analyst with Fountain Capital. Mr. Hamel joined Fountain Capital in 1997 and focuses on energy, chemicals and utilities sectors. Prior to joining Fountain Capital, Mr. Hamel worked for the Federal Deposit Insurance Corporation (“FDIC”) for eight years as a Bank Examiner and a Regional Capital Markets Specialist. Mr. Hamel graduated from Kansas State University with a Bachelor of Science in Business Administration. He also attained a Master in Business Administration from the University of Kansas School of Business. He earned his CFA designation in 1998.

      Kenneth P. Malvey. Mr. Malvey has been a Managing Director of the Advisor since 2002 and is also a Partner/ Senior Analyst with Fountain Capital. Prior to joining Fountain Capital in 2002, Mr. Malvey was one of three members of the Global Office of Investments for GE Capital’s Employers Reinsurance Corporation. Most recently he was the Global Investment Risk Manager for a portfolio of approximately $24 billion of fixed-income, public equity and alternative investment assets. Prior to joining GE Capital in 1996, Mr. Malvey was a Bank Examiner and Regional Capital Markets Specialist with the FDIC for nine years. Mr. Malvey graduated with a Bachelor of Science degree in Finance from Winona State University, Winona, Minnesota. He earned his CFA designation in 1996.

      Terry C. Matlack. Mr. Matlack has been a Managing Director of the Advisor since 2002 and is also a Managing Director of KCEP. Mr. Matlack is also a director of Tortoise Energy Infrastructure Corporation and Tortoise Energy Capital Corporation. Prior to joining KCEP in 2001, Mr. Matlack was President of GreenStreet Capital and its affiliates in the telecommunications service industry. Prior to 1995, he was Executive Vice President and a member of the board of directors of W. K. Communications, Inc., a cable television acquisition company, and Chief Operating Officer of W. K. Cellular, a cellular rural service area operator. He also has served as a specialist in corporate finance with George K. Baum & Company, and as Executive Vice President of Corporate Finance at B.C. Christopher Securities Company. Mr. Matlack graduated with a Bachelor of Science in Business Administration from Kansas State University and holds a Masters of Business Administration and a Juris Doctorate from the University of Kansas. He earned his CFA designation in 1985.

      David J. Schulte. Mr. Schulte has been a Managing Director of the Advisor since 2002 and is also a Managing Director of KCEP. While a partner at KCEP, he led private financing for two growth MLPs in the energy infrastructure sector. Since February, 2004, Mr. Schulte has been an employee of the Advisor. Prior to joining KCEP in 1993, Mr. Schulte had over five years of experience completing acquisition and public equity financings as an investment banker at the predecessor of Oppenheimer & Co., Inc. From 1986 to 1989, he was a securities law attorney. Mr. Schulte holds a Bachelor of Science degree in Business Administration from Drake University and a Juris Doctorate degree from the University of Iowa. He passed the CPA examination in 1983, earned his CFA designation in 1992, and is a member of the Corporate Governance Task Force of the CFA Institute the Financial Accounting Policy Committee of the Institute’s predecessor.

      The statement of additional information provides additional information about the compensation of, the other accounts managed by and the ownership of securities of the Company by, the above portfolio managers. Mr. Matlack individually, and the directors and officers as a group, may be deemed to control the Company until such time as they own less than 25% of the outstanding shares of the Company.

Advisory Agreement

      Under the Advisory Agreement, the Company pays to the Advisor quarterly, as compensation for the services rendered by it, a fee equal on an annual basis to 1.0% of the Company’s average monthly Managed Assets. Managed Assets means the total assets of the Company (including any assets attributable to leverage that may be outstanding) minus accrued liabilities other than (1) deferred taxes or debt entered into for the purpose of leverage and (2) the aggregate liquidation preference of any outstanding preferred shares. Because the fee paid to the Advisor is determined on the basis of the Company’s Managed Assets, the Advisor’s interest in determining whether to leverage the Company may conflict with the interests of the Company. The Company’s average monthly Managed Assets are determined for the purpose of calculating the management fee by taking the average of the monthly determinations of Managed Assets during a given calendar quarter. The fees are payable for each calendar quarter within five days after the end of that quarter. The Advisor has contractually agreed to waive or reimburse the Company for fees and expenses, including the investment advisory fee and expenses in an amount equal on an annual basis to .25% of the average monthly Managed Assets for the first year of the Company’s operations. See “Summary of Company Expenses.”

      The Company bears all expenses not specifically assumed by the Advisor and incurred in the Company’s operations and will bear the expenses related to the offering of the Common Shares. Expenses borne by the Company include, but are not limited to, the following: (1) expenses of maintaining the Company and continuing its existence and related overhead, including, to the extent services are provided by personnel of the Advisor or its affiliates, office space and facilities and personnel compensation, training and benefits, (2) registration of the Company under the 1940 Act, (3) commissions, spreads, fees and other expenses connected with the acquisition, holding and disposition of securities and other investments including placement and similar fees in connection with direct placements entered into on behalf of the Company, (4) auditing, accounting and legal expenses, (5) taxes and interest, (6) governmental fees, (7) expenses of listing shares of the Company with a stock exchange, and expenses of issue, sale, repurchase and redemption (if any) of interests in the Company, including expenses of conducting tender offers for the purpose of repurchasing Common Shares, (8) expenses of registering and qualifying the Company and its shares under federal and state securities laws and of preparing and filing registration statements and amendments for such purposes, (9) expenses of reports and notices to shareholders and of meetings of shareholders and proxy solicitations therefor, (10) expenses of reports to governmental officers and commissions, (11) insurance expenses, (12) association membership dues, (13) fees, expenses and disbursements of custodians and subcustodians for all services to the Company (including without limitation safekeeping of funds, securities and other investments, keeping of books, accounts and records, and determination of net asset values), (14) fees, expenses and disbursements of transfer agents, dividend and interest paying agents, shareholder servicing agents and registrars for all services to the Company, (15) compensation and expenses of directors of the Company who are not members of the Advisor’s organization, (16) pricing and valuation services employed by the Company, (17) all expenses incurred in connection with leveraging of the Company’s assets through a line of credit, indebtedness or issuing and maintaining preferred shares, (18) all expenses incurred in connection with the organization of the Company and the initial public offering of the Company’s Common Shares, and (19) such non-recurring items as may arise, including expenses incurred in connection with litigation, proceedings and claims and the obligation of the Company to indemnify its directors, officers and shareholders with respect thereto. Offering costs paid by the Company will be charged as a reduction of paid-in capital at the completion of the Company’s initial public offering.

NET ASSET VALUE

      The net asset value of the Common Shares of the Company will be computed based upon the value of the Company’s portfolio securities and other assets. Net asset value per common share will be determined monthly during each month as of the close of the last day of the regular trading session on the NYSE for such month. The Company calculates net asset value per common share by subtracting liabilities (including accrued expenses or dividends) from the total assets of the Company (the value of the securities plus cash or other assets, including interest accrued but not yet received) and dividing the result by the total number of Common Shares of the Company.

      Pursuant to an agreement with                     (the “Accounting Services Provider”), the Accounting Services Provider will value the assets in the Company’s portfolio in accordance with valuation procedures adopted by the Board of Directors. The Accounting Services Provider will obtain securities market quotations from independent pricing services approved by the Advisor and ratified by the Board of Directors. Securities for which market quotations are readily available shall be valued at “market value.” Any other securities shall be valued at “fair value.”

      Valuation of certain assets at market value will be as follows. For equity securities, the Accounting Services Provider will first use readily available market quotations and will obtain direct written broker-dealer quotations if a security is not traded on an exchange or quotations are not available from an approved pricing service. For fixed income securities, the Accounting Services Provider will use readily available market quotations based upon the last updated sale price or market value from a pricing service or by obtaining a direct written broker-dealer quotation from a dealer who has made a market in the security. For options, futures contracts and options of futures contracts, the Accounting Services Provider will use readily available market quotations. If no sales are reported on any exchange or OTC market, the Accounting Services Provider will use the calculated mean based on bid and asked prices obtained from the primary exchange or OTC market. Other assets will be valued at market value pursuant to the Valuation Procedures.

      If the Accounting Services Provider cannot obtain a market value or the Advisor determines that the value of a security as so obtained does not represent a fair value as of the valuation time (due to a significant development subsequent to the time its price is determined or otherwise), fair value for the security shall be determined pursuant to methodologies established by the Board of Directors. A report of any prices determined pursuant to such methodologies will be presented to the Board of Directors or a designated committee thereof for approval no less frequently than quarterly.

DISTRIBUTIONS

      Commencing with the Company’s initial dividend, the Company intends to make regular quarterly cash distributions of all or a portion of its investment company taxable income to common shareholders. Investment company taxable income includes, among other items, dividends, interest and the excess of any net short-term capital gain, reduced by deductible expenses. We expect to declare the initial quarterly dividend on the Company’s Common Shares following completion of the Company’s first fiscal quarter of 2006. The Company intends to pay common shareholders at least annually substantially all of its investment company taxable income.

      Various factors will affect the level of the Company’s income, such as its asset mix and its use of hedging. To permit the Company to maintain a more stable quarterly distribution, the Company may from time to time distribute less than the entire amount of income earned in a particular period. The undistributed income would be available to supplement future distributions. As a result, the distributions paid by the Company for any particular quarterly period may be more or less than the amount of income actually earned by the Company during that period. Undistributed income will add to the Company’s net asset value and, correspondingly, distributions from undistributed income will deduct from the Company’s net asset value. If a shareholder’s Common Shares are registered directly with the Company or with a brokerage firm that participates in the Company’s Automatic Dividend Reinvestment Plan, distributions will be automatically reinvested in additional common stock under the Automatic Dividend Reinvestment Plan unless a shareholder elects to receive distributions in cash. If a shareholder elects to receive distributions in cash, payment will be made by check. See “Dividend Reinvestment Plan.”

      The Company anticipates that it will provide a tax efficient investment opportunity for individual taxable investors. Under current law, based on the Company’s anticipated portfolio and assuming that an individual investor is not subject to personal limits on the use of foreign tax credits, the Company anticipates that an individual will not incur any net U.S. federal income tax on the portion of the Company’s distribution attributable to its RIT investments after the use of the foreign tax credits. In addition, with respect to the Company’s distributions attributable to its MLP investments, the Company anticipates that the current distributions from the Company will be in large part sheltered due to the MLPs’ inherent shelter and the Company’s deductions attributable to its leverage. The Company anticipates that the after tax yield for an individual investor should not be significantly less than his or her before tax yield.

DIVIDEND REINVESTMENT PLAN

      If a shareholder’s shares are registered directly with the Company or with a brokerage firm that participates in the Company’s Dividend Reinvestment Plan (“Plan”) through the facilities of DTC and such shareholder’s account is coded dividend reinvestment by such brokerage firm, all distributions are automatically reinvested for shareholders by the Plan Agent, Computershare Trust Company, Inc., in additional Common Shares of the Company (unless a shareholder is ineligible or elects otherwise). If a shareholder’s shares are registered with a brokerage firm that participates in the Plan through the facilities of DTC, but such shareholder’s account is not coded dividend reinvestment by such brokerage firm or if a shareholder’s shares are registered with a brokerage firm that does not participate in the Plan through the facilities of DTC, a shareholder will need to ask their investment executive to determine what arrangements can be made to set up their account to participate in the Plan. In either case, until such arrangements are made, a shareholder will receive distributions in cash.

      Shareholders who elect not to participate in the Plan will receive all distributions payable in cash paid by check mailed directly to the shareholder of record (or, if the shares are held in street or other nominee name, then to such nominee) by Computershare Trust Company, Inc., as dividend paying agent. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by giving notice in writing to, or by calling, the Plan Agent; such termination will be effective with respect to a particular distribution if notice is received prior to the record date for the next dividend.

      Whenever the Company declares a distribution payable either in shares or in cash, non-participants in the Plan will receive cash, and participants in the Plan will receive the equivalent in Common Shares. The shares are acquired by the Plan Agent for the participant’s account, depending upon the circumstances described below, either (i) through receipt of additional Common Shares from the Company (“Additional Common Shares”) or (ii) by purchase of outstanding Common Shares on the open market (“open-market purchases”) on the NYSE or elsewhere. If, on the payment date, the net asset value per share of the Common Shares is equal to or less than the market price per Common Share plus estimated brokerage commissions (such condition being referred to herein as “market premium”), the Plan Agent will receive Additional Common Shares from the Company for each participant’s account. The number of Additional Common Shares to be credited to the participant’s account will be determined by dividing the dollar amount of the dividend or distribution by the greater of (i) the net asset value per Common Share on the payment date, or (ii) 95% of the market price per Common Share on the payment date.

      If, on the payment date, the net asset value per Common Share exceeds the market price plus estimated brokerage commissions (such condition being referred to herein as “market discount”), the Plan Agent has until the last business day before the next date on which the shares trade on an “ex-dividend” basis or in no event more than 90 days after the payment date (“last purchase date”) to invest the distribution amount in shares acquired in open-market purchases. It is contemplated that the Company will declare and pay quarterly distributions. Therefore, the period during which open-market purchases can be made will exist only from the payment date on the distribution through the date before the next ex-dividend date. The weighted average price (including brokerage commissions) of all Common Shares purchased by the Plan Agent as Plan Agent will be the price per Common Share allocable to each participant. If, before the Plan Agent has completed its open-market purchases, the market price of a Common Share plus estimated brokerage commissions exceeds the net asset value per share, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the Company’s shares, resulting in the acquisition of fewer shares than if the distribution had been paid in Additional Common Shares on the payment date. Because of the foregoing difficulty with respect to open-market purchases, the Plan provides that if the Plan Agent is unable to invest the full dividend amount in open-market purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Agent will cease making open-market purchases and will invest the uninvested portion of the distribution amount in Additional Common Shares at the close of business on the last purchase date.

      The Plan Agent maintains all shareholders’ accounts in the Plan and furnishes written confirmation of each acquisition made for the participant’s account as soon as practicable, but in no event later than 60 days after the date thereof. Shares in the account of each Plan participant will be held by the Plan Agent in non-certificated form in the Plan Agent’s name or that of its nominee, and each shareholder’s proxy will include those shares purchased or received pursuant to the Plan. The Plan Agent will forward all proxy solicitation materials to participants and vote proxies for shares held pursuant to the Plan first in accordance with the instructions of the participants then with respect to any proxies not returned by such participant, in the same proportion as the Plan Agent votes the proxies returned by the participants.

      There will be no brokerage charges with respect to shares issued directly by the Company as a result of distributions payable either in shares or in cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open-market purchases in connection with the reinvestment of distributions. If a participant elects to have the Plan Agent sell part or all of his or her Common

Shares and remit the proceeds, such participant will be charged his or her pro rata share of brokerage commissions on the shares sold plus a $15.00 transaction fee.

      The automatic reinvestment of distributions will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such distributions. See “Tax Matters.”

      Shareholders participating in the Plan may receive benefits not available to shareholders not participating in the Plan. If the market price plus commissions of the Company’s shares of common stock is higher than the net asset value, participants in the Plan will receive shares of common stock of the Company at less than they could otherwise purchase such shares and will have shares with a cash value greater than the value of any cash distribution they would have received on their shares. If the market price plus commissions is below the net asset value, participants will receive distributions of shares of common stock with a net asset value greater than the value of any cash distribution they would have received on their shares. However, there may be insufficient shares available in the market to make distributions in shares at prices below the net asset value. Also, because the Company does not redeem its shares, the price on resale may be more or less than the net asset value. See “Tax Matters” for a discussion of tax consequences of the Plan.

      Experience under the Plan may indicate that changes are desirable. Accordingly, the Company reserves the right to amend or terminate the Plan if in the judgment of the Board of Directors such a change is warranted. The Plan may be terminated by the Plan Agent or the Company upon notice in writing mailed to each participant at least 60 days prior to the effective date of the termination. Upon any termination, the Plan Agent will cause a certificate or certificates to be issued for the full shares held by each participant under the Plan and cash adjustment for any fraction of a Common Share at the then current market value of the Common Shares to be delivered to him or her. If preferred, a participant may request the sale of all of the Common Shares held by the Plan Agent in his or her Plan account in order to terminate participation in the Plan. If such participant elects in advance of such termination to have the Plan Agent sell part or all of his or her shares, the Plan Agent is authorized to deduct from the proceeds a $15.00 fee plus the brokerage commissions incurred for the transaction. If a participant has terminated his or her participation in the Plan but continues to have Common Shares registered in his or her name, he or she may re-enroll in the Plan at any time by notifying the Plan Agent in writing at the address below. The terms and conditions of the Plan may be amended by the Plan Agent or the Company at any time, except when necessary or appropriate to comply with applicable law or the rules or policies of the Commission or any other regulatory authority, only by mailing to each participant appropriate written notice at least 30 days prior to the effective date thereof. The amendment shall be deemed to be accepted by each participant unless, prior to the effective date thereof, the Plan Agent receives notice of the termination of the participant’s account under the Plan. Any such amendment may include an appointment by the Plan Agent of a successor Plan Agent, subject to the prior written approval of the successor Plan Agent by the Company.

      All correspondence concerning the Plan should be directed to Computershare Trust Company, Inc. at Two North LaSalle Street, Chicago, Illinois 60602 or 1-800-727-0254.

DESCRIPTION OF CAPITAL STOCK

      The Company is authorized to issue up to 100,000,000 shares of common stock, $0.001 par value per share (“Common Shares”), and up to 10,000,000 shares of preferred stock, $0.001 par value per share (“Preferred Shares”). Upon completion of this offering,                     Common Shares (assuming the Underwriters’ overallotment option is not exercised) and no Preferred Shares will be issued and outstanding. The Company’s Board of Directors may, without any action by the stockholders, amend the Company’s charter (the “Charter”) from time to time to increase or decrease the aggregate number of shares of stock or the number of shares of stock of any class or series that the Company has authority to issue. Additionally, the Charter authorizes the Board of Directors, without any action by the stockholders, to classify and reclassify any unissued Common Shares and Preferred Shares into other classes or series of stock from time to time by setting or changing the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms or conditions of redemption for each class or series. Although there is no present intention of doing so, the Company could issue a class or series of stock that could delay, defer or prevent a transaction or a change in control of the Company that might otherwise be in the shareholders’ best interests. Under Maryland law, stockholders generally are not liable for Company debts or obligations.

      The information contained under this heading is subject to the provisions contained in the Company’s Charter and Bylaws and the laws of the State of Maryland.

Common Shares

      All Common Shares offered by this prospectus will be duly authorized, fully paid and nonassessable. Holders of Common Shares are entitled to receive distributions when authorized by the Board of Directors and declared out of assets legally available for the payment of distributions. Holders of Common Shares have no preference, conversion, exchange, sinking fund, redemption or appraisal rights and have no preemptive rights to subscribe for any of the Company’s securities. All Common Shares have equal distribution, liquidation and other rights.

      In the event the Company issues Preferred Shares and so long as any of the Company’s Preferred Shares are outstanding, holders of Common Shares will not be entitled to receive any distributions from the Company unless accumulated dividends on Preferred Shares have been paid, and unless asset coverage (as defined in the 1940 Act) with respect to any outstanding senior indebtedness would be at least 200% after giving effect to such distributions. See “Leverage.”

      Holders of Common Shares are entitled to share ratably in the assets legally available for distribution to stockholders in the event of liquidation, dissolution or winding up, after payment of or adequate provision for all known debts and liabilities. These rights are subject to the preferential rights of any other class or series of the Company’s capital stock.

      Each outstanding Common Share entitles the holder to one vote on all matters submitted to a vote of stockholders, including the election of directors. The presence, in person or by proxy, of the holders of shares of Company stock entitled to cast a majority of the votes entitled to be cast (without regard to class) shall constitute a quorum at a meeting of stockholders. The Charter provides that, except as otherwise provided in the Bylaws, directors shall be elected by the affirmative vote of the holders of a majority of the shares of capital stock outstanding and entitled to vote thereon. The Bylaws provide that directors are elected by a plurality of all the votes cast at a meeting of stockholders duly called and at which a quorum is present. There is no cumulative voting in the election of directors. Consequently, at each annual meeting of stockholders, the holders of a majority of the outstanding shares of capital stock entitled to vote will be able to elect all of the successors of the class of directors whose terms expire at that meeting.

      The Charter provides for approval of certain extraordinary transactions by the stockholders entitled to cast at least a majority of the votes entitled to be cast on the matter. The Charter also provides that any proposal to convert the Company from a closed-end investment company to an open-end investment company or any proposal to liquidate or dissolve the Company requires the approval of the stockholders entitled to cast at least 80 percent of the votes entitled to be cast on such matter, each voting as a separate class. However, if such a proposal is approved by at least two-thirds of the continuing directors (in addition to approval by the full Board of Directors), such proposal may be approved by a majority of the votes entitled to be cast on such matter. The “continuing directors” are defined in the Charter as the current directors as well as those directors whose nomination for election by the stockholders or whose election by the directors to fill vacancies is approved by a majority of continuing directors then on the Board of Directors.

      Under the rules of the NYSE applicable to listed companies, the Company normally will be required to hold an annual meeting of stockholders in each fiscal year. If the Company is converted to an open-end company or if for any other reason the shares are no longer listed on the NYSE (or any other national securities exchange the rules of which require annual meetings of stockholders), the Company may decide not to hold annual meetings of stockholders.

      The Company has no present intention of offering additional Common Shares, except as described under the Dividend Reinvestment Plan, as amended from time to time. See “Dividend Reinvestment Plan.”

      Other offerings of common stock, if made, will require approval of the Board of Directors and will be subject to the requirement of the 1940 Act that common stock may not be sold at a price below the then-current net asset value, exclusive of underwriting discounts and commissions, except in limited circumstances including in connection with an offering to existing stockholders.

Preferred Shares

      After the closing of this offering, the Company may, but is not required to, issue Preferred Shares. The Company reserves the right to issue Preferred Shares to the extent permitted by the 1940 Act, which currently limits the aggregate liquidation preference of all outstanding preferred shares to 50% of the value of the Company’s total assets less the Company’s liabilities and indebtedness. Although the terms of any Preferred Shares, including dividend rate, liquidation preference and redemption provisions, will be determined by the Board of Directors, subject to applicable law and the Charter, it is likely that the Preferred Shares will be structured to carry a relatively short-term dividend rate reflecting interest rates on short-term bonds, by providing for the periodic redetermination of the dividend rate at relatively short intervals through an auction, remarketing or other procedure. The Company also believes that it is likely that the liquidation preference, voting rights and redemption provisions of the Preferred Shares will be similar to those stated below.

      Notwithstanding the foregoing, at any time when the Company has Preferred Shares outstanding, the Company may not purchase, redeem or otherwise acquire any of its Common Shares unless (i) all accrued Preferred Shares dividends have been paid and (ii) at the time of such purchase, redemption or acquisition, the net asset value of the Company’s portfolio (determined after deducting the acquisition price of the Common Shares) is at least 200% of the liquidation value of the outstanding Preferred Shares (expected to equal the original purchase price per share plus any accrued and unpaid dividends thereon). Any service fees incurred in connection with any tender offer made by the Company will be borne by the Company and will not reduce the stated consideration to be paid to tendering shareholders.

      In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Company, the holders of Preferred Shares would be entitled to receive a preferential liquidating distribution, which is expected to equal the original purchase price per share plus accumulated and unpaid dividends, whether or not declared, before any distribution of assets is made to holders of Common Shares. After payment of the full amount of the liquidating distribution to which they are entitled, the holders of Preferred Shares will not be entitled to any further participation in any distribution of assets by the Company.

      The 1940 Act requires that the holders of any Preferred Shares, voting separately as a single class, have the right to elect at least two directors at all times. The remaining directors will be elected by holders of Common Shares and Preferred Shares, voting together as a single class. In addition, subject to the prior rights, if any, of the holders of any other class of senior securities outstanding, the holders of any Preferred Shares have the right to elect a majority of the directors at any time two years’ accumulated dividends on any preferred stock are unpaid. The 1940 Act also requires that, in addition to any approval by shareholders that might otherwise be required, the approval of a majority of the holders of any outstanding Preferred Shares, voting separately as a class, would be required to (i) adopt any plan of reorganization that would adversely affect the Preferred Shares, and (ii) take any action requiring a vote of security holders under Section 13(a) of the 1940 Act, including, among other things, changes in the Company’s subclassification as a closed-end investment company or changes in its fundamental investment restrictions. See “Certain Provisions in the Company’s Charter and Bylaws.” As a result of these voting rights, the Company’s ability to take any such actions may be impeded to the extent that any of its Preferred Shares are outstanding.

      The affirmative vote of the holders of a majority of the outstanding Preferred Shares, voting as a separate class, will be required to amend, alter or repeal any of the preferences, rights or powers of holders of Preferred Shares so as to affect materially and adversely such preferences, rights or powers. The class vote of holders of Preferred Shares described above will in each case be in addition to any other vote required to authorize the action in question.

      The terms of the Preferred Shares, if issued, are expected to provide that (i) they are redeemable by the Company in whole or in part at the original purchase price per share plus accrued dividends per share, (ii) the

Company may tender for or purchase Preferred Shares and (iii) the Company may subsequently resell any shares so tendered for or purchased. Any redemption or purchase of Preferred Shares by the Company will reduce the leverage applicable to the Common Shares, while any resale of shares by the Company will increase that leverage.

      The discussion above describes the possible offering of Preferred Shares by the Company. If the Board of Directors determines to proceed with such an offering, the terms of the Preferred Shares may be the same as, or different from, the terms described above, subject to applicable law and the Charter. The Board of Directors, without the approval of the holders of Common Shares, may authorize an offering of Preferred Shares or may determine not to authorize such an offering, and may fix the terms of the Preferred Shares to be offered.

      The information contained under this heading is subject to the provisions contained in the Company’s Charter and Bylaws and the laws of the State of Maryland.

CERTAIN PROVISIONS IN THE COMPANY’S CHARTER AND BYLAWS

      The following description of certain provisions of the Charter and Bylaws is only a summary. For a complete description, please refer to the Charter and Bylaws, which have been filed as exhibits to the Company’s registration statement.

      The Company’s Charter and Bylaws include provisions that could delay, defer or prevent other entities or persons from acquiring control of the Company, causing it to engage in certain transactions or modifying its structure. These provisions may be regarded as “anti-takeover” provisions. Such provisions could limit the ability of stockholders to sell their shares at a premium over the then-current market prices by discouraging a third party from seeking to obtain control of the Company.

Classification of the Board of Directors; Election Of Directors

      The Charter provides that the number of directors may be established only by the Board of Directors pursuant to the Bylaws, but may not be less than the minimum required by Maryland law. The Bylaws provide that the number of directors may not be greater than nine. Subject to any applicable limitations of the 1940 Act, any vacancy may be filled, at any regular meeting or at any special meeting called for that purpose, only by a majority of the remaining directors, even if those remaining directors do not constitute a quorum. Pursuant to the Charter, when there are at least three directors the Board of Directors is divided into three classes: Class I, Class II and Class III. The initial terms of Class I, Class II and Class III directors will expire in 2006, 2007 and 2008, respectively. Beginning in 2006, upon the expiration of their current terms, directors of each class will be elected to serve for three-year terms and until their successors are duly elected and qualified. Each year only one class of directors will be elected by the stockholders. The classification of the Board of Directors should help to assure the continuity and stability of the Company’s strategies and policies as determined by the Board of Directors.

      The classified Board provision could have the effect of making the replacement of incumbent directors more time-consuming and difficult. At least two annual meetings of stockholders, instead of one, will generally be required to effect a change in a majority of the Board of Directors. Thus, the classified Board provision could increase the likelihood that incumbent directors will retain their positions. The staggered terms of directors may delay, defer or prevent a change in control of the Board of Directors, even though a change in control might be in the best interests of the stockholders.

Removal of Directors

      The Charter provides that a director may be removed only for cause and only by the affirmative vote of at least two-thirds of the votes entitled to be cast in the election of directors. The Charter defines cause to mean the conviction of a felony or a final judgment of a court of competent jurisdiction that the director caused demonstratable, material harm to the Company through bad faith or active or deliberate dishonesty. This provision, when coupled with the provision in the Bylaws authorizing only the Board of Directors to fill vacant directorships, precludes stockholders from removing incumbent directors, except for cause and by a substantial affirmative vote, and filling the vacancies created by the removal with nominees of stockholders.

Amendment to the Charter and Bylaws

      The Charter provides that amendments to the Charter must be declared advisable by the Board of Directors and generally approved by the affirmative vote of stockholders entitled to cast at least a majority of the votes entitled to be cast on the matter. Certain provisions of the Charter, including its provisions on classification of the Board of Directors, election and removal of directors and conversion of the Company to an open-end investment company, may be amended only by the affirmative vote of the stockholders entitled to cast at least 80% of the votes entitled to be cast on the matter. However, if such a proposal is approved by at least two-thirds of the continuing directors (in addition to approval by the full Board of Directors), such proposal may be approved by a majority of the votes entitled to be cast on such matter. The Board of Directors has the exclusive power to adopt, alter or repeal any provision of the Bylaws and to make new Bylaws.

Dissolution of the Company

      The Charter provides that any proposal to liquidate or dissolve the Company requires the approval of the stockholders entitled to cast at least 80% of the votes entitled to be cast on such matter. However, if such a proposal is approved by at least two-thirds of the continuing directors (in addition to approval by the full Board), such proposal may be approved by a majority of the votes entitled to be cast on such matter.

Advance Notice of Director Nominations and New Business

      The Bylaws provide that with respect to an annual meeting of stockholders, nominations of persons for election to the Board of Directors and the proposal of business to be considered by stockholders may be made only (i) pursuant to notice of the meeting, (ii) by the Board of Directors or (iii) by a stockholder who is entitled to vote at the meeting and who has complied with the advance notice procedures of the Bylaws. With respect to special meetings of stockholders, only the business specified in the Company’s notice of the meeting may be brought before the meeting. Nominations of persons for election to the Board of Directors at a special meeting may be made only (i) pursuant to notice of the meeting by the Company, (ii) by the Board of Directors, or (iii) provided that the Board of Directors has determined that directors will be elected at the meeting, by a stockholder who is entitled to vote at the meeting and who has complied with the advance notice provisions of the Bylaws.

CLOSED-END COMPANY STRUCTURE

      The Company is a newly organized, non-diversified, closed-end management investment company with no operating history (commonly referred to as a closed-end company). Closed-end companies differ from open-end companies (which are generally referred to as mutual funds) in that closed-end companies generally list their shares for trading on a stock exchange and do not redeem their shares at the request of the shareholder. This means that if you wish to sell your shares of a closed-end company you must trade them on the market like any other shares at the prevailing market price at that time. In a mutual fund, if the shareholder wishes to sell shares of the fund, the mutual fund will redeem or buy back the shares at “net asset value.” Also, mutual funds generally offer new shares on a continuous basis to new investors, and closed-end companies generally do not. The continuous inflows and outflows of assets in a mutual fund can make it difficult to manage a mutual fund’s investments. By comparison, closed-end companies are generally able to stay more fully invested in securities that are consistent with their investment objective, and also have greater flexibility to make certain types of investments, and to use certain investment strategies, such as financial leverage and investments in illiquid securities.

REPURCHASE OF COMMON SHARES

      Shares of closed-end investment companies often trade at a discount to their net asset value, and the Company’s Common Shares may also trade at a discount to their net asset value, although it is possible that they may trade at a premium above net asset value. The market price of the Company’s Common Shares will be determined by such factors as relative demand for and supply of such Common Shares in the market, the Company’s net asset value, general market and economic conditions and other factors beyond the control of the Company. See “Net Asset Value.” Although the Company’s common shareholders will not have the right to redeem their Common Shares, the Company may take action to repurchase Common Shares in the open market or make tender offers for its Common Shares. This may have the effect of reducing any market discount from net asset value.

      There is no assurance that, if action is undertaken to repurchase or tender for Common Shares, such action will result in the Common Shares trading at a price which approximates their net asset value.

      Although share repurchases and tenders could have a favorable effect on the market price of the Company’s Common Shares, you should be aware that the acquisition of Common Shares by the Company will decrease the capital of the Company and, therefore, may have the effect of increasing the Company’s expense ratio and decreasing the asset coverage with respect to any preferred shares outstanding. Any share repurchases or tender offers will be made in accordance with requirements of the Securities Exchange Act of 1934, as amended, the 1940 Act and the principal stock exchange on which the Common Shares are traded.

TAX MATTERS

Certain U.S. Federal Income Tax Considerations

      The following discussion is a brief summary of certain U.S. federal income tax considerations affecting the Company and its shareholders. The discussion reflects applicable tax laws of the United States as of the date of this prospectus, which tax laws may be changed or subject to new interpretations by the courts or the Internal Revenue Service (the “IRS”) retroactively or prospectively. No attempt is made to present a detailed explanation of all U.S. federal, state, local and foreign tax concerns affecting the Company and its shareholders (including shareholders owning large positions in the Company). The discussion set forth herein does not constitute tax advice. Investors are urged to consult their own tax advisors to determine the tax consequences to them of investing in the Company.

      Pursuant to U.S. Treasury Department Circular 230, we are informing you that (a) this discussion is not intended to be used, was not written to be used, and cannot be used, by any taxpayer for the purpose of avoiding penalties under the U.S. federal tax laws that may be imposed on the taxpayer, (b) this discussion was written in connection with the promotion or marketing by us and the initial purchasers of our common shares, and (c) each taxpayer should seek advice based on his, her or its particular circumstances from an independent tax advisor.

      The Company intends to elect to be treated as, and to qualify each year for special tax treatment afforded, a RIC under Subchapter M of the Code. As long as the Company meets certain requirements that govern the Company’s source of income, diversification of assets and distribution of earnings to shareholders, the Company will not be subject to U.S. federal income tax on income distributed in a timely manner to its shareholders. With respect to the source of income requirement, the Company must derive in each taxable year at least 90% of its gross income (including tax-exempt interest) from (i) dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gains from options, futures and forward contracts) derived with respect to its business of investing in such shares, securities or currencies and (ii) net income derived from an interest in a qualified publicly traded partnership.

      A qualified publicly traded partnership is generally defined as a publicly traded partnership under Code § 7704. However, for these purposes, a qualified publicly traded partnership does not include a publicly traded partnership if 90% or more of its income is described in (i) above.

      With respect to the diversification of assets requirement, the Company must diversify its holdings so that, at the end of each quarter of each taxable year (i) at least 50% of the value of the Company’s total assets is represented by cash and cash items, U.S. Government securities, the securities of other RICs and other securities, with such other securities limited for purposes of such calculation, in respect of any one issuer, to an amount not greater than 5% of the value of the Company’s total assets and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Company’s total assets is invested in the securities of any one issuer (other than U.S. Government securities or the securities of other RICs), the securities

(other than the securities of other RICs) of any two or more issuers that the Company controls and that are determined to be engaged in the same business or similar or related trades or businesses, or the securities of one or more qualified publicly traded partnerships.

      As a RIC, the Company generally is not subject to U.S. federal income tax on income and gains that it distributes each taxable year to shareholders, if its distributions of investment company taxable income and tax-exempt income equal or exceed the sum of (i) 90% of the Company’s investment company taxable income for the taxable year (which includes, among other items, dividends, interest and the excess of any net short-term capital gain over net long-term capital loss and other taxable income, other than any net capital gain, reduced by deductible expenses) determined without regard to the deduction for certain dividends paid and (ii) 90% of the Company’s net tax-exempt interest (the excess of its gross tax-exempt interest over certain disallowed deductions). The Company intends to distribute at least annually substantially all of such income. To the extent the Company does not distribute (or deemed to distribute) all of its taxable income, the Company will have to pay a corporate federal income tax on such income, after deducting the amount of any deductible dividend distributions.

      If the Company were unable to satisfy the 90% distribution requirement or otherwise were to fail to qualify as a RIC in any year, it would be taxed in the same manner as an ordinary corporation and distributions to the Company’s shareholders would not be deductible by the Company in computing its taxable income. Such dividend distributions would generally be eligible (i) for treatment as qualified dividend income in the case of individual shareholders and (ii) for the dividends received deduction in the case of corporate shareholders.

      The Company intends to invest a significant portion of its assets in MLPs and RITs. Effective for taxable years beginning after October 22, 2004, net income derived from an interest in a qualified publicly traded partnership, which generally includes MLPs, is included in the sources of income from which a RIC must derive 90% of its gross income. However, not more than 25% of the value of the RIC’s total assets can be invested in the securities of qualified publicly traded partnerships. The Company intends to invest only in MLPs that will constitute qualified publicly traded partnerships for purposes of the RIC rules.

      With respect to investments in RITs, the distributions on RIT securities that are dividends for U.S. federal income tax purposes will be treated as dividend income eligible under the 90% gross income test described above if the RIT is treated as a corporation under U.S. federal income tax law. The Company intends to invest only in RITs treated as corporations for U.S. federal income tax purposes. Distributions from an RIT to the Company will constitute dividends to the extent of the RIT’s earnings and profits, and a return of capital thereafter, as determined under U.S. federal income tax law. With respect to dividend distributions from an RIT, the Company generally will be required to pay a 15% Canadian withholding tax. See “Certain Canadian Federal Income Tax Considerations.” If more than 50% of the value of the Company’s assets at the close of the taxable year consists of stock or securities in foreign corporations and certain other requirements are met, the Company may elect to pass through to its investors the Canadian withholding tax paid as a foreign tax credit. The foreign tax credit may be utilized by a taxpayer to reduce the amount of U.S. federal income tax liability which an investor incurs on his or her foreign source income, including the income from the Company attributable to the RITs. The use of foreign tax credits are subject to numerous limitations that are applied to each individual taxpayer claiming the foreign tax credit. Thus, a particular taxpayer may be unable to fully benefit from the foreign tax credit.

      In certain circumstances, the Canadian Tax Act imposes a 15% withholding tax on the portion of the distributions constituting returns of capital to non-resident investors, effective for distributions paid or credited after 2004 by certain types of RITs. The Company’s cash distributions from a RIT would be reduced by such withholding. It is not entirely clear whether this additional Canadian withholding tax would be treated as a foreign income tax for purposes of the U.S. federal income tax foreign tax credit. If not treated as a foreign income tax, an investor may not be able to reduce his or her U.S. federal income tax liability by claiming a foreign tax credit on the amount withheld.

      It is not expected that shareholders will be subject to alternative minimum tax as a result of an investment in the Company.

      Distributions paid to you by the Company from its investment company taxable income are generally taxable to you as ordinary income to the extent of the Company’s earning and profits. Such distributions (if designated by the Company) may qualify (provided holding period and certain other requirements are met) (i) for the dividends received deduction in the case of corporate shareholders (treated as received from a non-20% owned corporation) to the extent that the Company’s income consists of dividend income from U.S. corporations, excluding distributions from Code section 501 tax-exempt organizations, exempt farmers’ cooperatives or REITs and (ii) in the case of individual shareholders, under the Tax Act (generally effective for taxable years beginning on or before December 31, 2008), as qualified dividend income eligible to be taxed at the reduced maximum rate of generally 15% (5% for individuals in lower tax brackets) to the extent that the Company receives qualified dividend income. Qualified dividend income is, in general, dividend income from taxable domestic corporations and qualified foreign corporations (e.g., generally, foreign corporations incorporated in a possession of the United States or in certain countries with a qualified comprehensive income tax treaty with the United States, or the stock with respect to which such dividend is paid is readily tradable on an established securities market in the United States). A qualified foreign corporation generally excludes any foreign corporation which for the taxable year of the corporation in which the dividend was paid, or the preceding taxable year, is a passive foreign investment company. The Company anticipates that the RITs in which it invests will be qualified foreign corporations and the RITs’ dividend distributions will be treated as qualified dividend income. Distributions made to you from an excess of net long-term capital gain over net short-term capital losses (“capital gain dividends”), including capital gain dividends credited to you but retained by the Company, are taxable to you as long-term capital gain if they have been properly designated by the Company, regardless of the length of time you have owned Common Shares. Under the Tax Act, the maximum tax rate on capital gain dividends received by individuals is generally 15% (5% for individuals in lower brackets) for such gain realized before January 1, 2009. Distributions in excess of the Company’s earnings and profits will first reduce the adjusted tax basis of your shares and, after such adjusted tax basis is reduced to zero, will constitute capital gain to you (assuming the shares are held as a capital asset). Generally, not later than 60 days after the close of its taxable year, the Company will provide you with a written notice designating the amount of any qualified dividend income or capital gain dividends and other distributions.

      The sale or other disposition of shares of the Company will generally result in capital gain or loss to you, and will be long-term capital gain or loss if the shares have been held for more than one year at the time of sale. Any loss upon the sale or exchange of Common Shares held for six months or less will be treated as long-term capital loss to the extent of any capital gain dividends received (including amounts credited as an undistributed capital gain dividend) by you with respect to such shares. A loss realized on a sale or exchange of shares of the Company generally will be disallowed if other substantially identical Common Shares are acquired within a 61-day period beginning 30 days before and ending 30 days after the date that the shares are disposed. In such case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Present law taxes both long-term and short-term capital gain of corporations at the rates applicable to ordinary income of corporations. For non-corporate taxpayers, under the Tax Act, short-term capital gain will currently be taxed at the maximum rate of 35% applicable to ordinary income while long-term capital gain generally will be taxed at a maximum rate of 15%. Capital losses are subject to certain limitations.

      Dividends and other taxable distributions are taxable to you even though they are reinvested in additional shares of the Company. If the Company pays you a dividend in January that was declared in the previous October, November or December to shareholders of record on a specified date in one of such months, then such dividend will be treated for tax purposes as being paid by the Company and received by you on December 31 of the year in which the dividend was declared.

      The Company is required in certain circumstances to withhold federal income tax on taxable dividends and certain other payments paid to non-corporate holders of the Company’s shares who do not furnish the Company with their correct taxpayer identification number (in the case of individuals, their social security number) and certain certifications, or who are otherwise subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld from payments made to you may be refunded or credited against your U.S. federal income tax liability, if any, provided that the required information is furnished to the IRS.

      The foregoing is a general and abbreviated summary of the provisions of the Code and the treasury regulations in effect as they directly govern the taxation of the Company and its shareholders. These provisions are subject to change by legislative and administrative action, and any such change may be retroactive. A more complete discussion of the tax rules applicable to the Company and its shareholders can be found in the Statement of Additional Information that is incorporated by reference into this prospectus. Shareholders are urged to consult their tax advisors regarding specific questions as to U.S. federal, foreign, state, local income or other taxes.

Certain Canadian Federal Income Tax Considerations

      The following is a brief summary of the principal Canadian federal income tax considerations generally applicable to the Company in respect of its proposed investment in RITs. The summary is of a general nature only and is based upon the applicable Canadian tax laws as of the date hereof. There can be no assurance that the tax laws may not be changed or that Canada Revenue Agency (“CRA”) will not change its administrative policies and assessing practices. This summary reflects specific proposals to amend the Income Tax Act (Canada) (the “Canadian Tax Act”) and the Regulations (the “Tax Proposals”) publicly announced by or on behalf of the Canadian Minister of Finance prior to the date hereof. This summary does not take into account provincial, territorial or foreign tax legislation or considerations, which may differ significantly from those discussed herein. This summary assumes that each RIT that the Company will invest in will qualify as a “mutual fund trust” as defined in the Canadian Tax Act at all relevant times. If an RIT were not to qualify as a mutual fund trust at any particular time, the Canadian federal income tax considerations described below would, in some respects, be materially different.

      Any distribution of the income of an RIT (excluding any net realized taxable capital gain that the RIT has validly designated as a taxable capital gain), that is paid, credited or deemed paid or credited will be subject to Canadian non-resident withholding tax of 15% in accordance with the Canada-United States Income Tax Convention (the “Treaty”) whether the distribution is made in cash or additional Units.

      An RIT may designate under the Canadian Tax Act the portion of taxable income distributed to non-resident Unitholders as net realized taxable capital gains of the RIT. This capital gain portion of a distribution to a non-resident unitholder such as the Company may, in certain circumstances, not be subject to tax under the Canadian Tax Act. However, distributions to a non-resident Unitholder, such as the Company, by an RIT out of net gains an RIT realizes on dispositions of “taxable Canadian property” (as defined in the Canadian Tax Act), which includes real property situated in Canada, are treated as taxable distributions of Canadian source trust income. Accordingly, such distributions will be subject to Canadian non-resident withholding tax at 15% under the Treaty.

      Additionally, distributions made by certain types of RITs to the Company that would otherwise not be subject to tax (generally distributions in excess of the income and capital gains (that are subject to non-resident withholding fees described above) of the RIT, commonly referred to as “returns of capital”) are subject to a special tax at the rate of 15%. The types of RITs subject to this special tax are those in respect of which the Units are listed on certain prescribed stock exchanges, which includes the Toronto Stock Exchange, and more than 50% of the fair market value of the units is attributable to real property situated in Canada, Canadian resource properties or timber resource properties, as defined in the Canadian Tax Act. This tax must be withheld from such distributions by an RIT. Some or all of this special tax may be refunded to the Company if the Company realizes a capital loss on the disposition of units of the particular RIT that paid such a distribution or of units of other “Canadian property mutual fund investments,” as defined in the Canadian Tax Act.

      The amount distributed to the Company in a taxation year by an RIT may exceed the income of the RIT for tax purposes for that year giving rise to “returns of capital” as described above. Such distributions in excess of the RIT’s income in a year to the Company may reduce the adjusted cost base of the RIT units held by the Company. If, as a result, the Company’s adjusted cost base of such units in any taxation year would otherwise be a negative amount, the Company will be deemed to realize a capital gain in such amount for that year, and the Company’s adjusted cost base of such units will be zero immediately thereafter. The treatment of any such capital gain deemed to be realized by the Company is described below. The non-taxable portion of net realized capital gains of an RIT that is paid or payable to the Company and the amount of any distribution subject to the special tax described in the preceding paragraph will not reduce the adjusted cost base of the units held by the Company.

      The Company generally will not be subject to tax under the Canadian Tax Act in respect of a capital gain, or entitled to deduct any capital loss, realized upon the disposition or deemed disposition of units of an RIT (whether on redemption, by virtue of the Company’s adjusted cost base becoming negative or otherwise) unless the units represent “taxable Canadian property” to the Company for the purposes of the Canadian Tax Act and the Company is not entitled to relief under the Treaty. Units of an RIT held by the Company generally will not be considered to be “taxable Canadian property” unless (i) at any time during the 60-month period immediately preceding the disposition by the Company, not less than 25% of the issued units were owned by the Company and/or persons with whom the Company does not deal at arm’s length; (ii) at the time of disposition, the RIT is not a “mutual fund trust” for purposes of the Canadian Tax Act; or (iii) the units are otherwise deemed to be “taxable Canadian property.” Where the units held by the Company are “taxable Canadian property,” a capital gain from their disposition or deemed disposition generally will be exempted by the Treaty from tax under the Canadian Tax Act provided the units do not derive their value principally from real property situated in Canada.

      Currently, an RIT that is a mutual fund trust will not be considered to be a mutual fund trust if it is established or maintained primarily for the benefit of non-residents of Canada (the “maintained or established test”), unless all or substantially all of its property is property other than “taxable Canadian property” as defined in the Canadian Tax Act. Draft legislation released by the Minister of Finance (Canada) on September 16, 2004 relating to certain measures contained in the March 23, 2004 Canadian federal budget included certain Tax Proposals which would have amended the operation of the “maintained or established test.” In addition, these Tax Proposals contained a proposal which would have ensured that, together with other forms of “taxable Canadian property,” Canadian resource property and timber resource property would also be included in restricting the availability of relief under the “maintained or established test.” On December 6, 2004, the Department of Finance (Canada) issued a Notice of Ways and Means Motion and draft legislation which did not include either of the proposed changes just described. In announcing the proposals, the Department of Finance indicated that they will review with the private sector concerning the appropriate Canadian tax treatment of non-residents investing in resource property through mutual funds. A more global consultation process concerning RITs commenced on September 8, 2005 with the publication by the Department of Finance of a consultation paper. The stated focus of the consultation paper is to assess the tax and economic efficiency implications of RITs and other flow through entities to determine if the current tax system is appropriate or should be modified. Although the consultation paper does not propose any particular legislative or administrative changes, it identifies possible policy approaches, including limiting the deduction of interest expenses by operating entities, taxing RITs and flow through entities in a manner similar to corporations or integrating the personal and corporate income tax systems to make the tax system more neutral between forms of business organizations. On September 19, 2005, the Minister of Finance (Canada) announced that he had requested that CRA postpone providing advance income tax rulings respecting RITs and other flow through entity structures effective immediately, that the Department of Finance (Canada) is closely monitoring developments in the flow through entity market with a view to proposing measures in response to the consultations and that consideration would be given to what, if any, transitional measures are appropriate. Accordingly, further changes in this area are possible, some of which might be material. However, the Company has no way of predicting what changes, if any, would be made, and any consequence thereof.

UNDERWRITING

      The Underwriters named below, acting through their representatives, RBC Capital Markets Corporation and Stifel, Nicolaus & Company, Incorporated, have severally agreed, subject to the terms and conditions of an underwriting agreement dated                     , 2005, to purchase from the Company the number of Common Shares set forth opposite their respective names.

Number of
Name	Common Shares

RBC Capital Markets Corporation
Stifel, Nicolaus & Company, Incorporated
A.G. Edwards & Sons, Inc.
Lehman Brothers Inc.
Oppenheimer & Co. Inc.
Wachovia Capital Markets, LLC
Advest, Inc.
BB&T Capital Markets, a division of Scott & Stringfellow, Inc.
Ferris, Baker Watts Incorporated
J.J.B. Hilliard, W.L. Lyons, Inc.
KeyBanc Capital Markets
Morgan Keegan & Company, Inc.
Ryan Beck & Co., Inc.
SunTrust Capital Markets, Inc.
Wells Fargo Securities, Inc.
Wunderlich Securities, Inc.

Total

      The firm commitment underwriting agreement provides that each Underwriter’s obligations to purchase the Common Shares included in this offering depend on the satisfaction of the conditions contained in the underwriting agreement. The conditions contained in the underwriting agreement include the condition that all of the representations and warranties made by the Company and the Advisor to the Underwriters are true, that there has been no material adverse change in the condition of the Company or in the financial markets and that the Company and the Advisor will deliver to the Underwriters customary closing documents. The Underwriters are obligated to purchase all the Common Shares (other than those covered by the overallotment option described below) if they purchase any of the Common Shares.

      The Underwriters propose to offer some of the Common Shares directly to the public at the public offering price set forth on the cover page of this prospectus and some of the Common Shares to dealers at the public offering price less a concession not to exceed $           per common share. The sales load the Company will pay of $1.125 per common share is equal to 4.5% of the initial offering price. The aggregate compensation to the Underwriters will be 4.5% of the total public offering price. The Underwriters may allow, and such dealers may reallow, a concession not to exceed $           per common share on sales to certain other dealers. If all of the Common Shares are not sold at the initial offering price, the representatives may change the public offering price and other selling terms. Investors must pay for any Common Shares purchased on or before                     , 2005.

      Prior to the offering, there has been no public market for the Common Shares. Consequently, the initial public offering price for the Common Shares was determined by negotiation among the Company, the Advisor and the representatives. There can be no assurance, however, that the price at which the Common Shares will sell in the public market after this offering will not be lower than the price at which they are sold by the Underwriters or that an active trading market in the Common Shares will develop and continue after this offering. The Common Shares have been authorized for listing on the NYSE, subject to official notice of issuance.

      The following table shows the sales load that the Company will pay to the Underwriters in connection with this offering. These amounts are shown assuming both no exercise and full exercise of the Underwriters’ option to purchase additional Common Shares. The sales load is the difference between the initial price to the public and the amount the Underwriters pay to the Company to purchase the Common Shares.

	Per Share	Without Option	With Option

Public offering price	$25.000	$	$
Sales Load	$1.125	$	$

      The expenses of the offering, other than the sales load, are estimated to be approximately $1,405,580 and are payable by the Company.

      The Company and the Advisor have each agreed to indemnify the Underwriters against certain liabilities, including liabilities under the 1933 Act, or to contribute to payments the Underwriters may be required to make because of any of those liabilities; provided that such indemnification shall not extend to any liability or action resulting from the gross negligence or willful misconduct of the Underwriters.

      The Company has granted to the Underwriters an option, exercisable for 45 days from the date of this prospectus, to purchase up to                     additional Common Shares at the initial price to the public less the sales load. The Underwriters may exercise such option solely for the purpose of covering overallotments, if any, in connection with this offering. To the extent such option is exercised, each Underwriter will be obligated, subject to satisfaction of the conditions specified in the underwriting agreement, to purchase a number of additional Common Shares approximately proportionate to such Underwriter’s initial purchase commitment as indicated in the preceding table, and the Company will be obligated, pursuant to the option, to sell these Common Shares to the Underwriters.

      The Company and the Advisor have agreed that, for a period of 180 days from the date of this prospectus, they will not, without the prior written consent of RBC Capital Markets Corporation, on behalf of the Underwriters, directly or indirectly, offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase or otherwise transfer or dispose of Common Shares or any securities convertible into or exercisable or exchangeable for Common Shares or file any registration statement under the 1933 Act with respect to any of the foregoing or enter into any swap or any other agreement or any transaction that transfers, in whole or in part, directly or indirectly, the economic consequence of ownership of the Common Shares, whether any such swap or transaction described above is to be settled by delivery of Common Shares or such other securities, in cash or otherwise. RBC Capital Markets Corporation in its sole discretion, may release any of the securities subject to these agreements at any time without notice. When determining whether or not to release securities from lock-up agreements, RBC Capital Markets Corporation will consider, among other factors, the securityholder’s reason for requesting the release, the amount of securities for which the release is being requested and market conditions at the time.

      The 180-day period in the preceding paragraph will be extended if (i) during the last 17 days of the 180-day period the Company issues an earnings release or material news or a material event relating to the Company occurs or (ii) prior to the expiration of the 180-day period, the Company announces that it will release earnings results during the 16-day period beginning on the last day of the 180-day period, in which case the restrictions described in the preceding sentence will continue to apply until the expiration of the 18-day period beginning on the issuance of the earnings release or the announcement of the material news or the occurrence of the material event.

      The Underwriters have undertaken to sell lots of 100 or more Common Shares to a minimum of 2,000 beneficial owners in the United States to satisfy certain requirements for listing the Common Shares on the NYSE. The minimum investment requirement is 100 Common Shares.

      Certain Underwriters may make a market in the Common Shares after trading in the Common Shares has commenced on the NYSE. No underwriter is, however, obligated to conduct market-making activities and any such activities may be discontinued at any time without notice, at the sole discretion of the Underwriter. No assurance can be given as to the liquidity of, or the trading market for, the Common Shares as a result of any market-making activities undertaken by any Underwriter. This prospectus is to be used by any Underwriter in connection with the offering and, during the period in which a prospectus must be delivered, with offers and sales of the Common Shares in market-making transactions in the over-the-counter market at negotiated prices related to prevailing market prices at the time of the sale.

      In connection with this offering, the Underwriters may engage in stabilizing transactions, over-allotment transactions, syndicate covering transactions and penalty bids in accordance with Regulation M under the Securities Exchange Act of 1934.

•	Stabilizing transactions permit bids to purchase the underlying security so long as the stabilizing bids do not exceed a specified maximum.

•	Over-allotment transactions involve sales by the Underwriters of the Common Shares in excess of the number of Common Shares the Underwriters are obligated to purchase, which creates a syndicate short position. The short position may be either a covered short position or a naked short position. In a covered short position, the number of Common Shares over-alloted by the Underwriters is not greater than the number of Common Shares they may purchase in the over-allotment option. In a naked short position, the number of shares involved is greater than the number of units in the over-allotment option. The Underwriters may close out any short position by either exercising their over-allotment option and/or purchasing Common Shares in the open market.

•	Syndicate covering transactions involve purchases of the Common Shares in the open market after the distribution has been completed in order to cover syndicate short positions. In determining the source of the Common Shares to close out the short position, the Underwriters will consider, among other things, the price of Common Shares available for purchase in the open market as compared to the price at which they may purchase Common Shares through the over-allotment option. If the Underwriters sell more Common Shares than could be covered by the over-allotment option, which we refer to in this prospectus as a naked short position, the position can only be closed out by buying Common Shares in the open market. A naked short position is more likely to be created if the Underwriters are concerned that there could be downward pressure on the price of the Common Shares in the open market after pricing that could adversely affect investors who purchase in the offering.

•	Penalty bids permit the representatives to reclaim a selling concession from a syndicate member when the Common Shares originally sold by the syndicate member are purchased in a stabilizing or syndicate covering transaction to cover syndicate short positions.

      Similar to other purchase transactions, the Underwriters’ purchases to cover the syndicate short sales may have the effect of raising or maintaining the market price of the Common Shares or preventing or retarding a decline in the market price of the Common Shares. As a result, the price of the Common Shares may be higher than the price that might otherwise exist in the open market.

      Neither we nor any of the Underwriters make any representation or prediction as to the direction or magnitude of any effect that the transactions described above may have on the price of the Common Shares. In addition, neither we nor any of the Underwriters make any representation that the Underwriters will engage in these stabilizing transactions or that any transactions, if commenced, will not be discontinued without notice.

      The underwriting agreement provides that it may be terminated in the absolute discretion of the representatives, without liability on the part of any Underwriter to the Company or the Advisor by notice to the Company or the Advisor, if, prior to the delivery of and payment for the Common Shares, (i) trading in the Common Shares shall have been suspended by the Commission or the NYSE or trading in securities generally on the NYSE shall have been suspended or limited or minimum prices shall have been established on such exchange, (ii) a banking moratorium shall have been declared by either federal or New York state authorities, or (iii) there shall have occurred any outbreak or escalation of hostilities, declaration by the United States of a national emergency or war, or other calamity or crisis the effect of which on financial markets is such as to make it, in the representatives’ sole judgment, impracticable or inadvisable to proceed with the offering or delivery of the Common Shares as contemplated by this prospectus (exclusive of any supplement hereto).

      A prospectus in electronic format may be available on the Internet sites or through other online services maintained by one or more of the Underwriters. In those cases, prospective investors may view offering terms online and, depending upon the particular Underwriter, prospective investors may be allowed to place orders online. The representatives may agree to allocate a number of Common Shares to the Underwriters for sale to their online brokerage account holders. The representatives will allocate Common Shares to the Underwriters that may make internet distributions on the same basis as other allocations. In addition, Common Shares may be sold by the Underwriters to securities dealers who resell Common Shares to online brokerage account holders.

      Other than the prospectus in electronic format, information contained in any other website maintained by an Underwriter is not part of this prospectus or the registration statement of which this prospectus forms a part, has not been endorsed by us and should not be relied upon by investors in deciding whether to purchase any Common Shares. The Underwriters are not responsible for information contained in websites they do not maintain.

      The Company anticipates that from time to time certain of the Underwriters may act as brokers or dealers in connection with the execution of the Company’s portfolio transactions after they have ceased to be Underwriters and, subject to certain restrictions, may act as brokers while they are Underwriters.

      Certain Underwriters have performed investment banking and advisory services for the Advisor and its affiliates from time to time, for which they have received customary fees and expenses. RBC Capital Markets Corporation has provided financial advisory services to the Company in connection with structuring the offering for which it will receive a financial advisory fee equal to 0.25% of the gross proceeds of the offering.

      Prior to the public offering of Common Shares, the Advisor will purchase Common Shares from the Company in an amount satisfying the net worth requirements of Section 14(a) of the 1940 Act.

      The principal business address of the representatives are RBC Capital Markets Corporation, One Liberty Plaza, 165 Broadway, New York, NY 10006; and Stifel, Nicolaus & Company, Incorporated, 501 North Broadway, St. Louis, MO 63102.

ADMINISTRATOR, CUSTODIAN, TRANSFER AGENT AND DIVIDEND PAYING AGENT

      The Company has engaged SEI Investments Mutual Funds Services, One Freedom Valley Drive Oaks, Pennsylvania 19456, to serve as the Company’s administrator. The Company will pay the administrator an annual fee of .05% of the Company’s aggregate average daily managed assets up to and including $500 million and .04% of the Company’s aggregate average daily managed assets exceeding $500 million, subject to a minimum annual fee of $100,000, for the provision of administrative and accounting services to the Company. Wachovia Bank, National Association, 123 S. Broad Street Philadelphia, Pennsylvania 19109, will serve as custodian of the Company’s cash and investment securities. The Company will pay the custodian an annual fee of .004% of the average daily market value of the Company’s domestic assets and .015% of the average daily market value of the Company’s Canadian assets.

      Computershare Investor Services, LLC, Two North LaSalle Street Chicago, Illinois 60602, will serve as the Company’s transfer agent. Computershare Trust Company, Inc., Two North LaSalle Street Chicago, Illinois 60602, will serve as the Company’s dividend paying agent, and agent for the Dividend Reinvestment Plan.

LEGAL OPINIONS

      Blackwell Sanders Peper Martin, LLP (“Blackwell”), Kansas City, Missouri, serves as counsel to the Company. Vinson & Elkins LLP (“V&E”) serves as counsel to the Underwriters. Quarles & Brady LLP is serving as special 1940 Act counsel to the Underwriters in connection with this offering. Torys LLP is serving as special tax counsel to the Underwriters in connection with the offering. Certain legal matters in connection with the Common Shares offered hereby are passed on for the Company by Blackwell, and for the Underwriters by V&E. Blackwell may rely on the opinion of Venable LLP on certain matters of Maryland law.

FOR THE STATEMENT OF ADDITIONAL INFORMATION

      Until                     , 2005 (25 days after the date of this prospectus), all dealers that buy, sell or trade the Common Shares, whether or not participating in this offering, may be required to deliver a prospectus. This is in addition to the dealers’ obligation to deliver a prospectus when acting as underwriters and with respect to their unsold allotments or subscriptions.

                            Common Shares

Tortoise North American Energy Corporation

$25.00 per share

PROSPECTUS

RBC Capital Markets

Stifel, Nicolaus & Company
Incorporated
A.G. Edwards
Lehman Brothers
Oppenheimer & Co.
Wachovia Securities
Advest, Inc.
BB&T Capital Markets
Ferris, Baker Watts
Incorporated
J.J.B. Hilliard, W.L. Lyons, Inc.
KeyBanc Capital Markets
Morgan Keegan & Company, Inc.
Ryan Beck & Co.
SunTrust Robinson Humphrey
Wells Fargo Securities
Wunderlich Securities, Inc.

                    , 2005

STATEMENT OF ADDITIONAL INFORMATION

      Tortoise North American Energy Corporation (the “Company”) is a newly organized, non-diversified, closed-end management investment company. This Statement of Additional Information relating to Common Shares does not constitute a prospectus, but should be read in conjunction with the prospectus relating thereto dated,                     , 2005. This Statement of Additional Information, which is not a prospectus, does not include all information that a prospective investor should consider before purchasing Common Shares, and investors should obtain and read the prospectus prior to purchasing such shares. A copy of the prospectus may be obtained without charge by calling 1-800-919-0315. You may also obtain a copy of the prospectus on the Securities and Exchange Commission’s web site (http://www.sec.gov). Capitalized terms used but not defined in this Statement of Additional Information have the meanings ascribed to them in the prospectus.

SUBJECT TO COMPLETION

PRELIMINARY STATEMENT OF ADDITIONAL
INFORMATION DATED OCTOBER 20, 2005

i

USE OF PROCEEDS

      Pending investment in securities that meet the Company’s investment objective and policies, the net proceeds of this offering will be invested in cash, cash equivalents and short-term debt securities. We currently anticipate that the Company will be able to invest primarily in equity securities that meet the Company’s investment objective and policies within approximately three months after the completion of this offering.

INVESTMENT OBJECTIVE AND POLICIES

      The Company’s investment objective is to provide a high level of total return, with an emphasis on dividend income. The Company seeks to provide its shareholders with a vehicle to invest in a portfolio consisting primarily of publicly traded Canadian royalty and income trusts (“RITs”) and publicly traded United States master limited partnerships (“MLPs”), with an emphasis on the midstream and downstream North American energy sector.

      Under normal conditions, the Company will invest at least 80% of its total assets (including assets obtained through leverage) in equity securities of Energy Companies. Energy Companies include companies that derive more than 50% of their revenues from transporting, processing, storing, distributing or marketing natural gas, NGLs, electricity, coal, crude oil or refined petroleum products, or exploring, developing, managing or producing such commodities. The Company will likely invest at least 50% of its total assets in the equity securities of RITs.

Investment Restrictions

      Except as described below, the Company, as a fundamental policy, may not, without the approval of the holders of a majority of the outstanding Common Shares and any preferred shares, if any, voting together as a single class, and of the holders of a majority of the outstanding preferred shares, if any, voting as a separate class:

(1) issue senior securities, except as permitted by the 1940 Act and the rules and interpretive positions of the SEC thereunder;

(2) borrow money, except as permitted by the 1940 Act and the rules and interpretive positions of the SEC thereunder;

(3) make loans, except by the purchase of debt obligations, by entering into repurchase agreements or through the lending of portfolio securities and as otherwise permitted by the 1940 Act and the rules and interpretive positions of the SEC thereunder;

(4) concentrate (invest 25% or more of total assets) its investments in any particular industry, except that the Company will concentrate its assets in the North American energy sector;

(5) underwrite securities issued by others, except to the extent that the Company may be considered an underwriter within the meaning of the 1933 Act in the disposition of restricted securities held in its portfolio;

(6) purchase or sell real estate unless acquired as a result of ownership of securities or other instruments, except that the Company may invest in securities or other instruments backed by real estate or securities of companies that invest in real estate or interests therein; and

(7) purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments, except that the Company may purchase or sell options and futures contracts or invest in securities or other instruments backed by physical commodities.

      The restrictions imposed by the 1940 Act that are referred to in the first three investment restrictions set forth above are described in greater detail in the Prospectus under the heading “Leverage” and in this Statement of Additional Information under the heading “Other Investment Policies and Techniques — Lending of Securities.” When used with respect to particular shares of the Company, “majority of the outstanding” means (i) 67% or more of the shares present at a meeting, if the holders of more than 50% of the shares are present or represented by proxy, or (ii) more than 50% of the shares, whichever is less.

      The Company is also subject to the following non-fundamental restrictions and policies, which may be changed by the Board of Directors. The Company may not:

(1) under normal conditions, invest less than 80% of its total assets in equity securities of Energy Companies; the Company will provide shareholders with notice at least 60 days prior to changing this non-fundamental policy of the Company unless such change was previously approved by shareholders;

(2) under normal conditions, invest more than 25% of its total assets in equity securities of MLPs; the Company will provide shareholders with notice prior to changing this non-fundamental policy of the Company unless such change was previously approved by shareholders;

(3) under normal conditions, invest more than 50% of its total assets in restricted securities; the Company will provide shareholders with notice prior to changing this non-fundamental policy of the Company unless such change was previously approved by shareholders; or

(4) enter into short sales.

      The Company may temporarily deviate from its non-fundamental investment restriction limiting investment in restricted securities to 50% of total assets as of the time of purchase provided that aggregate investments in restricted securities do not exceed 50% of the total assets (including assets obtained or expected to be obtained through leverage). This temporary policy will expire upon the first receipt by the Company of any expected leverage proceeds. Although the Company does not have a policy on investing in any entity, including MLPs and RITs, for the purpose of acquiring control, the Company does not currently anticipate making any investment with the purpose or result of acquiring control. The Company currently expects that it will typically hold less than 15% of the outstanding equity interests of any entity in which it invests.

      In addition, to comply with federal tax requirements for qualification as a regulated investment company, the Company’s investments will be limited so that at the close of each quarter of each taxable year (i) at least 50% of the value of the Company’s total assets is represented by cash and cash items, U.S. Government securities, the securities of other RICs and other securities, with such other securities limited for purposes of such calculation, in respect of any one issuer, to an amount not greater than 5% of the value of the Company’s total assets and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Company’s total assets is invested in the securities of any one issuer (other than U.S. Government securities or the securities of other RICs), the securities (other than the securities of other RICs) of any two or more issuers that the Company controls and that are determined to be engaged in the same business or similar or related trades or businesses, or the securities of one or more qualified publicly traded partnerships. These tax-related limitations may be changed by the Board of Directors to the extent appropriate in light of changes to applicable tax requirements.

      The percentage limitations applicable to the Company’s portfolio described in the prospectus and this Statement of Additional Information apply only at the time of investment and the Company will not be required to sell securities due to subsequent changes in the value of securities it owns.

INVESTMENT POLICIES AND TECHNIQUES

      The following information supplements the discussion of the Company’s investment objective, policies and techniques that are described in the prospectus and contains more detailed information about the types of instruments in which the Company may invest, strategies the Advisor may employ in pursuit of the Company’s investment objective and a discussion of related risks.

Short-Term Debt Securities

      For temporary defensive purposes or to keep cash on hand, the Company may invest up to 100% of its total assets in cash, cash equivalents and short-term debt securities. Short-term debt securities are defined to include, without limitation, the following:

(1) U.S. Government securities, including bills, notes and bonds differing as to maturity and rates of interest that are either issued or guaranteed by the U.S. Treasury or by U.S. Government agencies or instrumentalities. U.S. Government securities include securities issued by (a) the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, and GNMA, whose securities are supported by the full faith and credit of the United States; (b) the Federal Home Loan Banks, Federal Intermediate Credit Banks, and Tennessee Valley Authority, whose securities are supported by the right of the agency to borrow from the U.S. Treasury; (c) the FNMA, whose securities are supported by the discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality; and (d) the Student Loan Marketing Association, whose securities are supported only by its credit. While the U.S. Government provides financial support to such U.S. Government-sponsored agencies or instrumentalities, no assurance can be given that it always will do so since it is not so obligated by law. The U.S. Government, its agencies and instrumentalities do not guarantee the market value of their securities. Consequently, the value of such securities may fluctuate.

(2) Certificates of deposit issued against funds deposited in a bank or a savings and loan association. Such certificates are for a definite period of time, earn a specified rate of return, and are normally negotiable. The issuer of a certificate of deposit agrees to pay the amount deposited plus interest to the bearer of the certificate on the date specified thereon. Certificates of deposit purchased by the Company may not be fully insured by the Federal Deposit Insurance Corporation.

(3) Repurchase agreements, which involve purchases of debt securities. At the time the Company purchases securities pursuant to a repurchase agreement, it simultaneously agrees to resell and redeliver such securities to the seller, who also simultaneously agrees to buy back the securities at a fixed price and time. This assures a predetermined yield for the Company during its holding period, since the resale price is always greater than the purchase price and reflects an agreed-upon market rate. Such actions afford the Company an opportunity to invest temporarily available cash. The Company may enter into repurchase agreements only with respect to obligations of the U.S. Government, its agencies or instrumentalities; certificates of deposit; or bankers’ acceptances in which the Company may invest. Repurchase agreements may be considered loans to the seller, collateralized by the underlying securities. The risk to the Company is limited to the ability of the seller to pay the agreed-upon sum on the repurchase date; in the event of default, the repurchase agreement provides that the Company is entitled to sell the underlying collateral. If the value of the collateral declines after the agreement is entered into, and if the seller defaults under a repurchase agreement when the value of the underlying collateral is less than the repurchase price, the Company could incur a loss of both principal and interest. The Advisor will monitor the value of the collateral at the time the action is entered into and at all times during the term of the repurchase agreement. The Advisor will do so in an effort to determine that the value of the collateral always equals or exceeds the agreed-upon repurchase price to be paid to the Company. If the seller were to be subject to a federal bankruptcy proceeding, the ability of the Company to liquidate the collateral could be delayed or impaired because of certain provisions of the bankruptcy laws.

(4) Commercial paper, which consists of short-term unsecured promissory notes, including variable rate master demand notes issued by corporations to finance their current operations. Master demand notes are direct lending arrangements between the Company and a corporation. There is no secondary market for such notes. However, they are redeemable by the Company at any time. The Advisor will consider the financial condition of the corporation (e.g., earning power, cash flow and other liquidity ratios) and will continuously monitor the corporation’s ability to meet all of its financial obligations, because the Company’s liquidity might be impaired if the corporation were unable to pay principal and interest on demand. Investments in commercial paper will be limited to commercial paper rated in the highest categories by a major rating agency and maturing within one year of the date of purchase or carry a variable or floating rate of interest.

RIT Securities

      RIT trust units represent an equity ownership interest in a trust created under the laws of one of the Canadian provinces. The trust units generally entitle the holder of a trust unit to receive monthly or quarterly cash distributions from the RIT as well as the potential to share in the RIT’s success through capital appreciation of the trust units. In the event of a liquidation of the RIT that issued the trust units, the holders of the trust units would generally be entitled to their pro rata share of any liquidation proceeds remaining after payment of all outstanding debts and other liabilities. RIT trust units generally trade on one or more of the Canadian stock exchanges, such as the Toronto Stock Exchange, and may also trade on one of the United States stock exchanges. In some cases, an RIT may have two classes of trust units, one class of which may only be owned by residents of Canada and the other class of which may be held by either residents or non residents of Canada. With respect to RITs with more than one class of trust units, the Company may invest in any class of trust units of an RIT to the extent permitted by the terms of the trust units relating to residency requirements. Holders of trust units generally have the right to vote upon the election of managers or directors of the trust.

MLP Securities

      MLP common units represent a limited partnership interest in an MLP. Common units are listed and traded on U.S. securities exchanges or over-the-counter, with their value fluctuating predominantly based on prevailing market conditions and the success of the MLP. We intend to purchase common units in market transactions as well as directly from the MLP or other parties in private placements. Unlike owners of common stock of a corporation, owners of common units have limited voting rights and have no ability to annually elect directors. MLPs generally distribute all available cash flow (cash flow from operations less maintenance capital expenditures) in the form of quarterly distributions. Common units along with general partner units, have first priority to receive quarterly cash distributions up to the minimum quarterly distribution (“MQD”) and have arrearage rights. In the event of liquidation, common units have preference over subordinated units, but not debt or preferred units, to the remaining assets of the MLP.

      MLP subordinated units are typically issued by MLPs to their original sponsors, such as their founders, corporate general partners of MLPs, entities that sell assets to the MLP, and investors such as us. We expect to purchase subordinated units directly from these persons as well as newly-issued subordinated units from MLPs themselves. Subordinated units have similar voting rights as common units and are generally not publicly traded. Once the MQD on the common units, including any arrearages, has been paid, subordinated units receive cash distributions up to the MQD prior to any incentive payments to the MLP’s general partner. Unlike common units, subordinated units do not have arrearage rights. In the event of liquidation, common units and general partner interests have priority over subordinated units. Subordinated units are typically converted into common units on a one-to-one basis after certain time periods and/or performance targets have been satisfied. Subordinated units are generally valued based on the price of the common units, discounted to reflect the timing or likelihood of their conversion to common units.

      The purchase or sale price of subordinated units is generally tied to the common unit price less a discount. The size of the discount varies depending on the likelihood of conversion, the length of time remaining to conversion, the size of the block purchased relative to trading volumes, and other factors, including smaller capitalization partnerships or companies potentially having limited product lines, markets or financial resources, lacking management depth or experience, and being more vulnerable to adverse general market or economic development than larger more established companies.

      I-shares represent an ownership interest issued by an affiliated party of an MLP. The MLP affiliate uses the proceeds from the sale of I-shares to purchase limited partnership interests in the MLP in the form of i-units. I-units have similar features as MLP common units in terms of voting rights, liquidation preference and distributions. However, rather than receiving cash, the MLP affiliate receives additional i-units in an amount equal to the cash distributions received by MLP common units. Similarly, holders of I-shares will receive additional

I-shares, in the same proportion as the MLP affiliates receipt of i-units, rather than cash distributions. I-shares themselves have limited voting rights which are similar to those applicable to MLP common units. The MLP affiliate issuing the I-shares is structured as a corporation for federal income tax purposes. I-shares are traded on the New York Stock Exchange (“NYSE”).

      General partner interests of MLPs are typically retained by an MLP’s original sponsors, such as its founders, corporate partners, entities that sell assets to the MLP and investors such as the Company. A holder of general partner interests can be liable under certain circumstances for amounts greater than the amount of the holder’s investment in the general partner interest. General partner interests often confer direct board participation rights and in many cases, operating control, over the MLP. These interests themselves are not publicly traded, although they may be owned by publicly traded entities. General partner interests receive cash distributions, typically 2% of the MLP’s aggregate cash distributions, which are contractually defined in the partnership agreement. In addition, holders of general partner interests typically hold incentive distribution rights, which provide them with a larger share of the aggregate MLP cash distributions as the distributions to limited partner unit holders are increased to prescribed levels. General partner interests generally cannot be converted into common units. The general partner interest can be redeemed by the MLP if the MLP unitholders choose to remove the general partner, typically with a supermajority vote by limited partner unitholders.

Equity Securities

      While the Company will primarily invest in RIT securities and MLP securities, it may also invest in other equity securities of Energy Companies including common and preferred stock, convertible securities, subscription receipts, warrants and depository receipts.

      Common Stock. Common stock generally represents an equity ownership interest in an issuer. Although common stocks have historically generated higher average total returns than fixed-income securities over the long term, common stocks also have experienced significantly more volatility in those returns and may under-perform relative to fixed-income securities during certain periods. An adverse event, such as an unfavorable earnings report, may depress the value of a particular common stock. Also, the price of common stocks is sensitive to general movements in the stock market and a drop in the stock market may depress the price of common stocks. Common stock prices fluctuate for several reasons including changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant stock market, or when political or economic events affecting the issuers occur. In addition, common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase. Interest rates have been at historical lows the past two years and, accordingly, it is likely that the recent rise will continue.

      Preferred Stock. Preferred stock has a preference over common stock in liquidation (and generally dividends as well) but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

      Convertible Securities. A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock or other equity security of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities have characteristics similar to nonconvertible income securities in that they ordinarily provide a stable stream of income with generally higher yields than those of common stocks of the same or similar issuers, but lower yields than comparable nonconvertible securities. The value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors also may have an effect on the convertible security’s investment value. Convertible securities rank senior to common stock in a corporation’s capital structure but are usually subordinated to comparable nonconvertible securities. Convertible securities may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument.

      Subscription Receipts. Subscription Receipts are securities which entitle the holder to receive either securities of the issuer of the subscription receipt upon the occurrence of some specified future event (for example, the closing of an acquisition), or if the event fails to occur on or before a specified time, return of the purchase price of the subscription receipt plus interest thereon. To the extent that the Company purchases subscription receipts and ultimately receives the security of the issuer thereof, the Company will be subject to risks associated with changes in the value of the securities to be issued even though it does not own such securities.

      Warrants. Warrants, which are privileges issued by corporations enabling the owners to subscribe for and purchase a specified number of shares of the corporation at a specified price during a specified period of time. Subscription rights normally have a short life span to expiration. The purchase of warrants involves the risk that the Company could lose the purchase value of a right or warrant if the right to subscribe to additional shares is not exercised prior to the warrants’ expiration. Also, the purchase of warrants involves the risk that the effective price paid for the right, or warrant, added to the subscription price of the related security may exceed the value of the subscribed security’s market price such as when there is no movement in the level of the underlying security.

      Depository Receipts. The Company may invest in both sponsored and unsponsored American Depository Receipts (“ADRs”). Unsponsored ADR programs are organized independently and without the cooperation of the issuer of the underlying securities. As a result, available information concerning the issuer may not be as current as for sponsored ADRs and the prices of unsponsored ADRs, may be more volatile than if such instruments were sponsored by the issuer. Investments in ADRs present additional investment considerations of non-U.S. securities.

Securities Lending and Delayed Settlement Transactions

      The Company may also lend the securities it owns to others, which allows the Company the opportunity to earn additional income. Although the Company will require the borrower of the securities to post collateral for the loan and the terms of the loan will require that the Company be able to reacquire the loaned securities if certain events occur, the Company is still subject to the risk that the borrower of the securities may default, which could result in the Company losing money, which would result in a decline in the Company’s net asset value. The Company may also purchase securities for delayed settlement. This means that the Company is generally obligated to purchase the securities at a future date for a set purchase price, regardless of whether the value of the securities is more or less than the purchase price at the time of settlement.

Hedging Transactions and Risk Management

      Consistent with its investment objectives and policies, the Company may also enter into certain risk management transactions. In particular, the Company may enter into currency hedging transactions and interest rate transactions. Currency hedging transactions may be used to hedge against currency risk resulting from investing in Canadian RITs valued with the Canadian dollar. Interest rate transactions may be used to hedge against interest rate risk resulting from the use of leverage by the Company.

      Currency Hedging Transactions. The Company may enter into currency hedging transactions including buying or selling options or futures, or entering into other foreign currency transactions including forward foreign currency contracts, currency swaps or options on currency and currency futures, and other derivatives transactions to hedge against currency risk resulting from investing in Canadian RITs valued with the Canadian dollar. The Company may use these transactions for currency risk management purposes, but not as speculative investments. A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days (term) from the date of the forward currency contract agreed upon by the parties, at a price set at the time the forward currency contract is entered into. Forward currency contracts are traded directly between currency traders (usually large commercial banks) and their customers. The Company may use forward currency contracts to shift the Company’s exposure to Canadian dollar and United States dollar exchange rate changes. For example, if the Company owns securities denominated in Canadian dollars and the Advisor believes that the Canadian dollar will decline relative to the U.S. dollar, the Company might enter into a forward currency contract to sell the appropriate amount of Canadian dollars with payment to be made in U.S. dollars. The cost to the Company of engaging in forward currency contracts varies with factors such as the length of the contract period and the market conditions then prevailing. Because forward currency contracts are usually entered into on a principal basis, no fees or commissions are involved. When the Company enters into a forward currency contract, it relies on the counterparty to make or take delivery of the underlying currency at the maturity of the contract. Failure by the counterparty to do so would result in the loss of some or all of any expected benefit of the transaction. Secondary markets generally do not exist for forward currency contracts, with the result that closing transactions generally can be made for forward currency contracts only by negotiating directly with the counterparty. Thus, there can be no assurance that the Company will in fact be able to close out a forward currency contract at a favorable price prior to maturity. In addition, in the event of insolvency of the counterparty, the Company might be unable to close out a forward currency contract. In either event, the Company would continue to be subject to market risk with respect to the position, and would continue to be required to maintain a position in securities denominated in the foreign currency or to maintain cash or liquid assets in a segregated account. The projection of short term currency market movements is extremely difficult, and the successful execution of a short term strategy is highly uncertain.

      Interest Rate Transactions. The Company may enter into interest rate swaps and the purchase or sale of interest rate caps and floors to hedge against interest rate risk resulting from the use of leverage. The Company intends to use these transactions for risk management purposes and not as a speculative investment. The Company will not sell interest rate caps or floors that it does not own. Interest rate swaps involve the exchange by the Company with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate floor.

      The Company may enter into interest rate swaps, caps and floors only to offset volatility with respect to its liabilities. Inasmuch as interest rate transactions are entered into for good faith risk management purposes, the Advisor and the Company believe such obligations do not constitute senior securities, and, accordingly will not treat them as being subject to its borrowing restrictions. The Company will accrue the amount of the Company’s obligations for each interest rate swap on a daily basis and will designate on its books and records with a custodian an amount of cash or liquid high grade securities having an aggregate net asset value at all times at least equal to that amount. The Company will not enter into any interest rate swap, cap or floor transaction unless the unsecured senior debt or the claims-paying ability of the other party thereto is rated in the highest rating category of at least one nationally recognized statistical rating organization at the time of entering into such transaction. If there is a default by the other party to such a transaction, the Company will have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. Caps and floors are more recent innovations for which standardized documentation has not yet been developed and, accordingly, they are less liquid than swaps.

      Certain provisions of the Code may restrict or affect the ability of the Company to engage in currency hedging transaction and interest rate transactions. The Company has filed notice with the National Futures Association of its eligibility for an exclusion from the definition of commodity pool operator and, as a registered investment company, the Company is not subject to registration or regulation as a pool operator under the Commodity Exchange Act.

OTHER INVESTMENT POLICIES AND TECHNIQUES

Restricted and Thinly Traded Securities

      The Company may invest up to 50% of its total assets in restricted securities, primarily through direct placements. Restricted securities obtained by means of direct placements are less liquid than securities traded in the open market, therefore, the Company may not be able to readily sell such securities. Investments currently considered by the Advisor to be illiquid because of such restrictions include subordinated convertible units and certain direct placements of common units. Such securities are unlike securities that are traded in the open market and can be expected to be sold immediately if the market is adequate. The sale price of securities that are not readily marketable may be lower or higher than the Company’s most recent determination of their fair value. Additionally, the value of these securities typically requires more reliance on the judgment of the Advisor than that required for securities for which there is an active trading market. Due to the difficulty in valuing these securities and the absence of an active trading market for these investments, the Company may not be able to realize these securities’ true value, or may have to delay their sale in order to do so.

      Restricted securities generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the 1933 Act, or in a registered public offering. The Advisor has the ability to deem restricted securities as liquid. To enable the Company to sell its holdings of a restricted security not registered under the 1933 Act, the Company may have to cause those securities to be registered. When the Company must arrange registration because the Company wishes to sell the security, a considerable period may elapse between the time the decision is made to sell the security and the time the security is registered so that the Company could sell it. The Company would bear the risks of any downward price fluctuation during that period.

      In recent years, a large institutional market has developed for certain securities that are not registered under the 1933 Act, including private placements, repurchase agreements, commercial paper, foreign securities and corporate bonds and notes. These instruments are often restricted securities because the securities are either themselves exempt from registration or sold in transactions not requiring registration, such as Rule 144A transactions. Institutional investors generally will not seek to sell these instruments to the general public, but instead will often depend on an efficient institutional market in which such unregistered securities can be readily resold or on an issuer’s ability to honor a demand for repayment. Therefore, the fact that there are contractual or legal restrictions on resale to the general public or certain institutions is not dispositive of the liquidity of such investments.

      Rule 144A under the 1933 Act establishes a “safe harbor” from the registration requirements of the 1933 Act for resales of certain securities to qualified institutional buyers. Institutional markets for restricted securities that might develop as a result of Rule 144A may provide both readily ascertainable values for restricted securities and the ability to liquidate an investment. An insufficient number of qualified institutional buyers interested in purchasing Rule 144A-eligible securities held by the Company, however, could affect adversely the marketability of such portfolio securities and the Company might be unable to dispose of such securities promptly or at reasonable prices.

      The Company also may invest in securities that may not be restricted, but are thinly-traded. Although securities of certain RITs and MLPs trade on the NYSE, the Toronto Stock Exchange, the AMEX, the NASDAQ National Market or other securities exchanges or markets, such securities may trade less than those of larger companies due to their relatively smaller capitalizations. Such securities may be difficult to dispose of at a fair price during times when the Company believes it is desirable to do so. Thinly-traded securities are also more difficult to value. If market quotations are not available, thinly-traded securities will be valued in accordance with procedures established by the board. Investment of the Company’s capital in thinly-traded securities may restrict the Company’s ability to take advantage of market opportunities. The risks associated with thinly-traded securities may be particularly acute in situations in which the Company’s operations require cash and could result in the Company borrowing to meet its short term needs or incurring losses on the sale of thinly-traded securities.

Subscription Receipts

      The Company may purchase subscription receipts issued by RITs or other Energy Companies. Subscription receipts are securities entitling the holder to receive either securities of the issuer of the subscription receipt upon the occurrence of some specified future event (for example, the closing of an acquisition), or if the event fails to occur on or before a specified time, return of the purchase price of the subscription receipt plus interest thereon. To the extent that the Company purchases subscription receipts and ultimately receives the security of the issuer thereof, the Company will be subject to risks associated with changes in the value of the securities to be issued even though it does not yet own such securities.

When-Issued and Forward Commitment Securities

      The Company may purchase securities on a “when-issued” basis and may purchase or sell securities on a “forward commitment” basis in order to acquire the security or to offset against anticipated changes in interest rates and prices. When such transactions are negotiated, the price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. When-issued securities and forward commitments may be sold prior to the settlement date, but the Company will enter into when-issued and forward commitments only with the intention of actually receiving or delivering the securities, as the case may be. If the Company disposes of the right to acquire a when-issued security prior to its acquisition or disposes of its right to deliver or receive against a forward commitment, it might incur a gain or loss. At the time the Company enters into a transaction on a when-issued or forward commitment basis, it will designate on its books and records cash or liquid debt securities equal to at least the value of the when-issued or forward commitment securities. The value of these assets will be monitored daily to ensure that their marked to market value will at all times equal or exceed the corresponding obligations of the Company. There is always a risk that the securities may not be delivered and that the Company may incur a loss. Settlements in the ordinary course, which may take substantially more than five business days, are not treated by the Company as when-issued or forward commitment transactions and accordingly are not subject to the foregoing restrictions.

Reverse Repurchase Agreements

      The Company may enter into reverse repurchase agreements with respect to its portfolio investments subject to the investment restrictions set forth herein. Reverse repurchase agreements involve the sale of securities held by the Company with an agreement by the Company to repurchase the securities at an agreed upon price, date and interest payment. At the time the Company enters into a reverse repurchase agreement, it may designate on its books and records liquid instruments having a value not less than the repurchase price (including accrued interest). If the Company establishes and maintains such a segregated account, a reverse repurchase agreement will not be considered a borrowing by the Company; however, under certain circumstances in which the Company does not establish and maintain such a segregated account, such reverse repurchase agreement will be considered a borrowing for the purpose of the Company’s limitation on borrowings. The use by the Company of reverse repurchase agreements involves many of the same risks of leverage since the proceeds derived from such reverse repurchase agreements may be invested in additional securities. Reverse repurchase agreements involve the risk that the market value of the securities acquired in connection with the reverse repurchase agreement may decline below the price of the securities the Company has sold but is obligated to repurchase. Also, reverse repurchase agreements involve the risk that the market value of the securities retained in lieu of sale by the Company in connection with the reverse repurchase agreement may decline in price.

      If the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Company’s obligation to repurchase the securities, and the Company’s use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision. Also, the Company would bear the risk of loss to the extent that the proceeds of the reverse repurchase agreement are less than the value of the securities subject to such agreement.

Repurchase Agreements

      As temporary investments, the Company may invest in repurchase agreements. A repurchase agreement is a contractual agreement whereby the seller of securities agrees to repurchase the same security at a specified price on a future date agreed upon by the parties. The agreed-upon repurchase price determines the yield during the Company’s holding period. Repurchase agreements are considered to be loans collateralized by the underlying security that is the subject of the repurchase contract. The Company will only enter into repurchase agreements with registered securities dealers or domestic banks that, in the opinion of the Advisor, present minimal credit risk. The risk to the Company is limited to the ability of the issuer to pay the agreed-upon repurchase price on the delivery date; however, although the value of the underlying collateral at the time the transaction is entered into always equals or exceeds the agreed-upon repurchase price, if the value of the collateral declines there is a risk of loss of both principal and interest. In the event of default, the collateral may be sold but the Company might incur a loss if the value of the collateral declines, and might incur disposition costs or experience delays in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, realization upon the collateral by the Company may be delayed or limited. The Advisor will monitor the value of the collateral at the time the transaction is entered into and at all times subsequent during the term of the repurchase agreement in an effort to determine that such value always equals or exceeds the agreed-upon repurchase price. In the event the value of the collateral declines below the repurchase price, the Advisor will demand additional collateral from the issuer to increase the value of the collateral to at least that of the repurchase price, including interest.

Lending of Securities

      The Company may lend its portfolio securities to banks or dealers meeting the creditworthiness standards established by the Board of Directors of the Company (“Qualified Institutions”). By lending its portfolio securities, the Company attempts to increase its income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Company. The Company may lend its portfolio securities so long as the terms and the structure of such loans are not inconsistent with requirements of the 1940 Act, which currently require that (i) the borrower pledge and maintain with the Company collateral consisting of cash, a letter of credit issued by a domestic U.S. bank, or securities issued or guaranteed by the U.S. government having a value at all times not less than 100% of the value of the securities loaned, (ii) the borrower add to such collateral whenever the price of the securities loaned rises (i.e., the value of the loan is “marked to the market” on a daily basis), (iii) the loan be made subject to termination by the Company at any time and (iv) the Company receive reasonable interest on the loan (which may include the Company’s investing any cash collateral in interest bearing short term investments), any distributions on the loaned securities and any increase in their market value. The Company will not lend portfolio securities if, as a result, the aggregate of such loans exceeds 33 1/3% of the value of the Company’s total assets (including such loans). Loan arrangements made by the Company will comply with all other applicable regulatory requirements, including the rules of the NYSE, which rules presently require the borrower, after notice, to redeliver the securities within the normal settlement time of five business days. All relevant facts and circumstances, including the creditworthiness of the Qualified Institution, will be monitored by the Advisor, and will be considered in making decisions with respect to lending securities, subject to review by the Company’s Board of Directors. To the extent permitted, the Company may invest collateral pledged to it by any borrower of the portfolio securities of the Company.

      The Company may pay reasonable negotiated fees in connection with loaned securities, so long as such fees are set forth in a written contract and approved by the Company’s Board of Directors. No such fees will be paid to the Advisor. In addition, voting rights may pass with the loaned securities, but if a material event were to occur affecting such a loan, the loan must be called and the securities voted.

MANAGEMENT OF THE COMPANY

Directors and Officers

      The business and affairs of the Company are managed under the direction of the Board of Directors. Accordingly, the Company’s Board of Directors provides broad supervision over the affairs of the Company, including supervision of the duties performed by the Advisor. The officers of the Company are responsible for the Company’s day-to-day operations. The directors and officers of the Company and their principal occupations and other affiliations during the past five years are set forth below. Each director and officer will hold office until his successor is duly elected and qualified, or until he resigns or is removed in the manner provided by law. Unless otherwise indicated, the address of each director and officer is 10801 Mastin Boulevard, Overland Park, Kansas 66210.

				Number of
				Portfolios in
		Term of Office		Fund Complex
	Position(s) Held	and Length of	Principal Occupation	Overseen	Other Board Positions
Name and Age	With Company	Time Served	During Past Five Years	by Director	Held by Director

Independent Directors
Conrad S. Ciccotello, 45	Director	since 2005	Associate Professor of Risk Management and Insurance, Robinson College of Business, Georgia State University; Director of Graduate Personal Financial Planning Programs; Editor “Financial Services Review” (an academic journal dedicated to the study of individual financial management). Formerly, faculty member, Pennsylvania State University	3	Tortoise Energy Infrastructure Corporation (closed-end investment company); and Tortoise Energy Capital Corporation (closed-end investment company)(1)

John R. Graham, 60	Director	since 2005	Executive-in-Residence and Professor of Finance, College of Business Administration, Kansas State University (has served as a professor or adjunct professor since 1970); Chairman of the Board, President and CEO, Graham Capital Management, Inc. and Owner of Graham Ventures. Formerly, CEO, Kansas Farm Bureau Financial Services, including seven affiliated insurance or financial service companies (1979-2000).	3	Erie Indemnity Company; Erie Family Life Insurance Company; Kansas State Bank; Tortoise Energy Infrastructure Corporation (closed-end investment company); and Tortoise Energy Capital Corporation (closed-end investment company)(1)

Charles E. Heath, 63	Director	since 2005	Retired in 1999, Formerly Chief Investment Officer, General Electric’s Employers Reinsurance Corporation (1989-1999). CFA since 1974.	3	Tortoise Energy Infrastructure Corporation (closed-end investment company); and Tortoise Energy Capital Corporation (closed-end investment company)(1)

Interested Directors and Officers (2)

H. Kevin Birzer, 46	Director and Chairman of the Board	since 2005	Managing Director of the Advisor; Partner/ Senior Analyst, Fountain Capital (1990-present). Formerly Vice President, Corporate Finance Department, Drexel Burnham Lambert (1986-1989); Vice President, F. Martin Koenig & Co. (1983-1986).	3	Tortoise Energy Infrastructure Corporation (closed-end investment company); and Tortoise Energy Capital Corporation (closed-end investment company)(1)

				Number of
				Portfolios in
		Term of Office		Fund Complex
	Position(s) Held	and Length of	Principal Occupation	Overseen	Other Board Positions
Name and Age	With Company	Time Served	During Past Five Years	by Director	Held by Director

Terry C. Matlack, 49	Director, Treasurer and Chief Financial Officer	since 2005	Managing Director of the Advisor; Managing Director, KCEP (2001-present). Formerly President, GreenStreet Capital (1998-2001).	3	Tortoise Energy Infrastructure Corporation (closed-end investment company); and Tortoise Energy Capital Corporation (closed-end investment company)(1)

David J. Schulte, 44	President and Chief Executive Officer	since 2005	Managing Director of the Advisor; Managing Director, KCEP (1993-present). CFA since 1992; Member, Corporate Governance Task Force of CFA Institute.	3	None

Zachary A. Hamel, 39	Secretary	since 2005	Managing Director of the Advisor; Partner/Senior Analyst with Fountain Capital (1997-present).	3	None

Kenneth P. Malvey, 40	Assistant Treasurer	since 2005	Managing Director of the Advisor; Partner/Senior Analyst, Fountain Capital Management (2002-present). Formerly, Investment Risk Manager and member of the Global Office of Investments, GE Capital’s Employers Reinsurance Corporation (1996-2002).	3	None

(1)	The Advisor also serves as investment advisor to Tortoise Energy Infrastructure Corporation and Tortoise Energy Capital Corporation.

(2)	As a result of their respective positions held with the Advisor or is affiliates, these individuals are considered “interested persons” of the Company within the meaning of the 1940 Act.

     Once TTO is operational, the following individuals who are included in the table above will hold the following positions with TTO: Messrs. Ciccotello, Graham and Heath will be directors; Mr. Birzer will be a director and the Chairman of the Board; Mr. Matlack will be a director and the Chief Financial Officer; Mr. Schulte will be the President and Chief Executive Officer; Mr. Hamel will be a Senior Vice President and Secretary; and Mr. Malvey will be a Senior Vice President and Treasurer.

      The Board of Directors of the Company has a standing Audit Committee that consists of three directors of the Company who are not “interested persons” (within the meaning of the 1940 Act) of the Company (“Independent Directors”). The Audit Committee’s function is to select independent accountants to conduct the annual audit of the Company’s financial statements, review with the independent accountants the outline, scope and results of this annual audit and review the performance and approval of all fees charged by the independent accountants for audit, audit-related and other professional services. In addition, the Audit Committee meets with the independent accountants and representatives of management to review accounting activities and areas of financial reporting and control. For purposes of the Sarbanes-Oxley Act, the Audit Committee has at least one member who is deemed to be a financial expert. The Audit Committee operates under a written charter approved by the Board of Directors. The Audit Committee will meet periodically, as necessary. The Audit Committee members are Mr. Ciccotello, Mr. Graham, and Mr. Heath.

      The Company also has a Nominating Committee that consists exclusively of three Independent Directors. The Nominating Committee’s function is to nominate and evaluate Independent Director candidates and review the compensation arrangements for each of the directors. The Nominating Committee does not consider nominees recommended by shareholders. The Nominating Committee members are Mr. Ciccotello, Mr. Graham, and Mr. Heath, and will meet periodically, as necessary.

      As the Company is a newly-organized closed-end management investment company, no meetings of the above committees have been held in the current fiscal year.

      Directors and officers of the Company who are interested persons of the Company will receive no salary or fees from the Company. Each Independent Director is expected to receive from the Company an annual retainer of $15,000 and a fee of $2,000 (and reimbursement for related expenses) for each meeting of the Board he or she attends. Each independent director will also receive $1,000 for each telephonic committee meeting. The Chairman of the Audit Committee will receive an additional annual retainer of $6,000. No trustee or officer will be entitled to receive pension or retirement benefits from the Company.

      The table below sets forth the estimated compensation to be paid to the directors by the Company for the period beginning on the commencement of operations and ending on December 31, 2005. As of the date of this statement of Additional Information, the Company was not operational and did not pay compensation to the directors.*

		Total Compensation
		from Fund and Fund
		Complex Paid to
Name and Position	Aggregate Compensation	Directors
with the Company	from the Company	(3 Companies)

Independent Directors
Conrad S. Ciccotello	$3,750	$66,250
John R. Graham	$3,250	$56,750
Charles E. Heath	$3,250	$62,750

Interested Directors
H. Kevin Birzer	-0-	-0-
Terry C. Matlack	-0-	-0-

*	Because the Company has not completed its first fiscal year, compensation is estimated based upon payments to be made by the Company during the current fiscal year.

     The following table sets forth the dollar range of equity securities beneficially owned by each director in the Company as of                     , 2005.

Aggregate Dollar Range of Equity Securities
	Aggregate Dollar Range of	in All Registered Investment Companies
	Company Securities Beneficially Owned	Overseen by Director in Family of
Name of Director	by Director	Investment Companies (3 Companies)

Independent Directors
Conrad S. Ciccotello	$10,001-$50,000	$50,001-$100,000
John R. Graham	$10,001-$50,000	over $100,000
Charles E. Heath	$10,001-$50,000	over $100,000

Interested Directors
H. Kevin Birzer	$50,001-$100,000	over $100,000
Terry C. Matlack	over $100,000	over $100,000

Control Persons

      Nine individuals (the “Subscribers”) provided the initial capital for the Company by purchasing 12,640 Common Shares of the Company for $301,780.00.

      The initial seed capital for the Company was contributed by the Subscribers in exchange for common stock of the Company at a price per share of $23.875, which amounts to the public offering price less the underwriting discount. The Company is bearing all of its organizational costs and none of such costs are being reimbursed by the Advisor. As required by generally accepted accounting principles, organizational costs must be expensed as they are incurred. Accordingly, the Company’s net asset value prior to the offering has declined due to organizational costs expensed to date. (At October 7, 2005, the net asset value per share was $11.46.) The Company’s shares are being offered to the public at $25.00 per share. Because of the premium of the offering price relative to the Company’s net asset value immediately preceding the offering, the Subscribers will substantially benefit from the completion of the offering and have a financial stake in the success of the offering. The Company’s net asset value after the offering, based on the public offering price, underwriting discount and projected offering and organization costs, is expected to be in the range of $           — $          . All of the Subscribers are affiliates of the Company.

      As of the date of this Statement of Additional Information, the Subscribers owned 100% of the outstanding Common Shares. Mr. Matlack individually, and the Subscribers as a group, may be deemed to control the Company until such time as they own less than 25% of the outstanding shares of the Company.

      The table below lists each person who owns five percent or more of the Company’s outstanding securities:

Name	Address	Type of Ownership	% of Ownership

H. Kevin Birzer*	10801 Mastin Blvd., Overland Park, KS	Beneficial	16.6%
Larry H. Powell	10801 Mastin Blvd., Overland Park, KS	Beneficial	15.8%
David J. Schulte*	10801 Mastin Blvd., Overland Park, KS	Beneficial	7.9%
Terry C. Matlack*	10801 Mastin Blvd., Overland Park, KS	Beneficial	33.2%
Charles E. Heath*	10801 Mastin Blvd., Overland Park, KS	Beneficial	7.9%
John R. Graham*	10801 Mastin Blvd., Overland Park, KS	Beneficial	7.9%

*	As of the date of this Statement of Additional Information, the officers and directors of the Company, as a group, own 80.9% of the Company’s outstanding securities.

Indemnification of Directors and Officers

      Maryland law permits a Maryland corporation to include in its charter a provision limiting the liability of its directors and officers to the corporation and its stockholders for money damages except for liability resulting from (a) actual receipt of an improper benefit or profit in money, property or services or (b) active and deliberate dishonesty which is established by a final judgment as being material to the cause of action. The Charter contains such a provision which eliminates directors’ and officers’ liability to the maximum extent permitted by Maryland law and the 1940 Act.

      The Charter authorizes the Company, to the maximum extent permitted by Maryland law and the 1940 Act, to obligate itself to indemnify any present or former director or officer or any individual who, while a director or officer of the Company and at the request of the Company, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee, from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her service in any such capacity and to pay or reimburse his or her reasonable expenses in advance of final disposition of a proceeding. The Bylaws obligate the Company, to the maximum extent permitted by Maryland law and the 1940 Act, to indemnify any present or former director or officer or any individual who, while a director of the Company and at the request of the Company, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee and who is made, or threatened to be made, a party to the proceeding by reason of his or her service in that capacity from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her status as a present or former director or officer of the Company and to pay or reimburse his or her reasonable expenses in advance of final disposition of a proceeding. The Charter and Bylaws also permit the Company to indemnify and advance expenses to any person who served a predecessor of the Company in any of the capacities described above and any employee or agent of the Company or a predecessor of the Company.

      Maryland law requires a corporation (unless its charter provides otherwise, which the Company’s Charter does not) to indemnify a director or officer who has been successful in the defense of any proceeding to which he is made, or threatened to be made, a party by reason of his service in that capacity. Maryland law permits a corporation to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made, or threatened to be made, a party by reason of their service in those or other capacities unless it is established that (a) the act or omission of the director or officer was material to the matter giving rise to the proceeding and (i) was committed in bad faith or (ii) was the result of active and deliberate dishonesty, (b) the director or officer actually received an improper personal benefit in money, property or services or (c) in the case of any criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful. However, under Maryland law, a Maryland corporation may not indemnify for an adverse judgment in a suit by or in the right of the corporation or for a judgment of liability on the basis that personal benefit was improperly received, unless in either case a court orders indemnification and then only for expenses. In addition, Maryland law permits a corporation to advance reasonable expenses to a director or officer upon the corporation’s receipt of (a) a written affirmation by the director or officer of his good faith belief that he has met the standard of conduct necessary for indemnification by the corporation and (b) a written undertaking by him or on his behalf to repay the amount paid or reimbursed by the corporation if it is ultimately determined that the standard of conduct was not met.

Investment Advisor

      Tortoise Capital Advisors, LLC, a Delaware limited liability company, will serve as the investment advisor to the Company. The Advisor was formed in October 2002 and has been managing portfolios of MLPs since that time. The Advisor has also been managing Tortoise Energy Infrastructure Corporation (“TYG”) since it began operations in February 2004 and Tortoise Energy Capital Corporation (“TYY”) since it began operations in May 2005. TYG is a non-diversified, closed-end management investment company that was created to invest principally in MLPs. TYY is a non-diversified closed-end management investment company that was created to invest principally in MLPs and their affiliates. As of August 31, 2005, the Advisor had client assets under management of approximately $1.3 billion. The Advisor is located at 10801 Mastin Boulevard, Suite 222, Overland Park, Kansas 66210.

      The Advisor is controlled equally by Fountain Capital Management, L.L.C. (“Fountain Capital”) and Kansas City Equity Partners LC (“KCEP”). Fountain Capital was formed in 1990 and is focused primarily on providing investment advisory services to institutional investors with respect to below investment grade debt. Fountain Capital had approximately $2.4 billion of client assets under management as of August 31, 2005, of which approximately $325 million were in energy sector investments. KCEP was formed in 1993 and is focused solely on managing two private equity funds, which have had combined committed capital of $100 million. KCEP focuses on private equity investments in the consumer, telecom/media and natural resource distribution and services industries.

      Pursuant to an Advisory Agreement dated                    , 2005, the Advisor shall, subject to overall supervision by the Board of Directors, manage the investments of the Company. The Advisor will be responsible for the investment of the Company’s portfolio consistent with the Company’s investment objective, policies and limitations described in the prospectus and this statement of additional information.

      Day-to-day management of the Company’s portfolio will be the responsibility of the Advisor’s investment committee, which consists of Messrs. Birzer, Hamel, Malvey, Matlack and Schulte. Messrs. Matlack and Schulte are full-time employees of the Advisor. The other members of the investment committee are not employees of, the Advisor, but are employees of Fountain Capital. All members of the investment committee have undertaken to provide such services as are necessary to fulfill the obligations of the Advisor to the Company.

      The following table provides information about the other accounts managed on a day-to-day basis by each of the portfolio managers as of August 31, 2005.

			Number of	Total Assets
			Accounts	of Accounts
		Total	Paying a	Paying a
	Number of	Assets of	Performance	Performance
Name of Manager	Accounts	Accounts*	Fee	Fee

H. Kevin Birzer
Registered investment companies	2	$1,126	0	$—
Other pooled investment vehicles	8	$314	4	$28,987,214
Other accounts	205	$2,210	0	$—
Zachary A. Hamel
Registered investment companies	2	$1,126	0	$—
Other pooled investment vehicles	8	$314	4	$28,987,214
Other accounts	205	$2,210	0	$—
Kenneth P. Malvey
Registered investment companies	2	$1,126	0	$—
Other pooled investment vehicles	8	$314	4	$28,987,214
Other accounts	205	$2,210	0	$—
Terry C. Matlack
Registered investment companies	2	$1,126	0	$—
Other pooled investment vehicles	6	$84	6	$83,987,214
Other accounts	207	$135	0	$—
David J. Schulte
Registered investment companies	2	$1,126	0	$—
Other pooled investment vehicles	6	$84	6	$83,987,214
Other accounts	207	$135	0	$—

*	In millions of dollars.

      The following table sets forth the dollar range of equity securities of the Company beneficially owned by each of the portfolio managers as of                     , 2005.

Aggregate Dollar Range
of Company Securities
Name of Manager	Beneficially Owned by Manager

H. Kevin Birzer	$50,001-$100,000
Zachary A. Hamel	-0-
Kenneth P. Malvey	$10,001-$50,000
Terry C. Matlack	over $100,000
David J. Schulte	$10,001-$50,000

      None of Messrs. Schulte, Matlack, Birzer, Hamel or Malvey receives any direct compensation from the Company or any other of the managed accounts reflected in the table on page S-16. All such accounts are managed by the Advisor or KCEP. Messrs. Schulte and Matlack are full-time employees of the Advisor and receive a fixed salary for the services they provide. Fountain Capital is paid a fixed monthly fee, subject to adjustment, for the services of Messrs. Birzer, Hamel or Malvey. Each of Messrs. Schulte, Matlack, Birzer, Hamel and Malvey own an equity interest in either KCEP or Fountain Capital, the two entities that control the Advisor, and each thus benefits from increases in the net income of the Advisor, KCEP or Fountain Capital.

      In addition to portfolio management services, the Advisor will be obligated to supply the Board of Directors and officers of the Company with certain statistical information and reports, to oversee the maintenance of various books and records and to arrange for the preservation of records in accordance with applicable federal law and regulations. Under the advisory agreement, the Company will pay to the Advisor quarterly, as compensation for the services rendered by it, a fee equal on an annual basis to 1.0% of the Company’s average monthly Managed Assets. The Advisor has contractually agreed to waive or reimburse the Company for fees and expenses, including the investment advisory fee and expenses in an amount equal on an annual basis to .25% of the average monthly Managed Assets for the first year of the Company’s operations. Managed Assets means the total assets of the Company (including any assets attributable to leverage that may be outstanding) minus accrued liabilities.

      The Advisor will provide facilities, services, and personnel to the Company pursuant to the advisory agreement with the Company. The Advisor will also provide certain shareholder, shareholder-related, and other services. The Advisor will solicit and gather shareholder proxies, perform services connected with the Company’s exchange listing and furnish other services the parties agree from time to time should be provided under the administration agreement.

      Because the fee paid to the Advisor is determined on the basis of the Company’s Managed Assets, the Advisor’s interest in determining whether to leverage the Company may conflict with the interests of the Company. The Company’s average monthly Managed Assets are determined for the purpose of calculating the management fee by taking the average of the monthly determinations of Managed Assets during a given calendar quarter. The fees are payable for each calendar quarter within five days after the end of that quarter. The Company bears all expenses not specifically assumed by the Advisor incurred in the Company’s operations and will bear the expenses related to the offering of the Common Shares. Expenses borne by the Company include, but are not limited to, the following: (1) expenses of maintaining the Company and continuing its existence and related overhead, including, to the extent services are provided by personnel of the Advisor or its affiliates, office space and facilities and personnel compensation, training and benefits, (2) registration of the Company under the 1940 Act, (3) commissions, spreads, fees and other expenses connected with the acquisition, holding and disposition of securities and other investments including placement and similar fees in connection with direct placements entered into on behalf of the Company, (4) auditing, accounting and legal expenses, (5) taxes and interest, (6) governmental fees, (7) expenses of listing shares of the Company with a stock exchange, and expenses of issue, sale, repurchase and redemption (if any) of interests in the Company, including expenses of conducting tender offers for the purpose of repurchasing Company interests, (8) expenses of registering and qualifying the Company and its shares under federal and state securities laws and of preparing and filing registration statements and amendments for such purposes, (9) expenses of reports and notices to shareholders and of meetings of shareholders and proxy solicitations therefor, (10) expenses of reports to governmental officers and commissions, (11) insurance expenses, (12) association membership dues, (13) fees, expenses and disbursements of custodians and subcustodians for all services to the Company (including without limitation safekeeping of funds, securities and other investments, keeping of books, accounts and records, and determination of net asset values), (14) fees, expenses and disbursements of transfer agents, dividend and paying agents, shareholder servicing agents and registrars for all services to the Company, (15) compensation and expenses of directors of the Company who are not members of the Advisor’s organization, (16) pricing and valuation services employed by the Company, (17) all expenses incurred in connection with leveraging of the Company’s assets through a line of credit, indebtedness or issuing and maintaining preferred shares, (18) all expenses incurred in connection with the organization of the Company and the initial public offering of the Company’s Common Shares, and (19) such non-recurring items as may arise, including expenses incurred in connection with litigation, proceedings and claims and the obligation of the Company to indemnify its directors, officers and shareholders with respect thereto.

      The advisory agreement provides that the Advisor shall not be subject to any liability in connection with the performance of its services under those agreements in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties. In the event that litigation against the Advisor, in connection with its obligations under the advisory agreement, ends with a determination that the Advisor acted without culpability, the Company will reimburse the Advisor for reasonable attorneys’ fees and other expenses. In the event a matter ends without a court ruling on the Advisor’s culpability, the issue of whether the Company can reimburse the Advisor will be determined by a committee of Independent Directors who were not party to the suit or by an opinion of independent legal counsel. The Company may advance expenses to the Advisor if (1) a committee of non-party Independent Directors or independent legal counsel determine that the Advisor is likely to prevail, and (2) the Company is adequately assured of repayment in the event of an adverse result.

      The advisory agreement will continue in force until                     , 2007, and from year to year thereafter, provided such continuance is approved by a majority of the Board of Directors or by vote of the holders of a majority of the outstanding voting securities of the Company. Additionally, the advisory agreement must be approved annually by vote of a majority of the Independent Directors. The advisory agreement may be terminated by the Advisor or the Company, without penalty, on sixty (60) days’ written notice to the other. The advisory agreement will terminate automatically in the event of its assignment.

      The advisory agreement was considered and approved by the Board of Directors, including a majority of the Independent Directors. In considering the advisory agreement, the Board of Directors, including a majority of the Independent Directors, determined that the terms of the agreement are fair and reasonable and that approval of the advisory agreement on behalf of the Company is in the best interests of the Company. In evaluating the advisory agreement, the Board of Directors reviewed materials furnished by the Advisor, including information regarding its affiliates and its personnel, operations and financial condition. The Board of Directors also specifically considered the following as relevant to its determination to approve the advisory agreement: (1) the history, reputation, qualification and background of the Advisor and the team of analysts and portfolio managers; (2) the breadth of the securities, including Energy Company securities, from which the Advisor would select investments for the Company and the analysis related to those securities; (3) that the fee and expense ratios of the Company are reasonable given the quality of services expected to be provided and are comparable to the fee and expense ratios of similar closed-end funds with similar investment objectives and policies; and (4) other factors deemed relevant by the Board of Directors. The Board of Directors noted and approved that the fee rate would be applicable to all assets under management, including amounts representing borrowings by the Company, and the potential conflict of the Advisor in determining the amount of those borrowings.

Potential Conflicts of Interest

      The Advisor and its affiliates manage other accounts and portfolios with investment strategies similar to those of the Company. Securities frequently meet the investment objectives of the Company and such other accounts and the Company may compete against other accounts for the same trade the Company might otherwise make, including the priority of the trading order. In such cases, when practical, the Advisor will attempt to allocate securities purchased on a pro rata basis, weighted by the asset value of each account. Other factors considered in the allocation of securities include cash balances, risk tolerances and other guideline restrictions.

      It is possible that at times identical securities will be held by the Company and other accounts. However, positions in the same issuer may vary and the length of time that the Company or other accounts may choose to hold their investment in the same issuer may likewise vary. To the extent that one or more of the accounts managed by the Advisor seeks to acquire the same security at about the same time, the Company may not be able to acquire as large a position in such security as it desires or it may have to pay a higher price for the security. Similarly, the Company may not be able to obtain as large an execution of an order to sell or as high a price for any particular portfolio security if the Advisor decides to sell on behalf of another account the same portfolio security at the same time. On the other hand, if the same securities are bought or sold at the same time by the Company and other accounts, the resulting participation in volume transactions could produce better executions for the Company. In the event more than one account purchases or sells the same security on a given date, the purchases and sales will normally be made as nearly as practicable on a pro rata basis in proportion to the amounts desired to be purchased or sold by each account. Although the other accounts may have the same or similar investment objectives and policies as the Company, their portfolios may not necessarily consist of the same investments as the Company or each other, and their performance results are likely to differ from those of the Company.

Administrator, Custodian, Transfer Agent and Dividend Paying Agent

      The Company has engaged SEI Investments Mutual Funds Services, One Freedom Valley Drive Oaks, Pennsylvania 19456, to serve as the Company’s administrator and provide administrative and accounting services to the Company. Wachovia Bank, National Association, 123 S. Broad Street Philadelphia, Pennsylvania 19109, will serve custodian of the Company’s cash and investment securities. Computershare Investor Services, LLC, Two North LeSalle Street Chicago, Illinois 60602, will serve as the Company’s transfer agent. Computershare Trust Company, Inc., Two North LeSalle Street Chicago, Illinois 60602, will serve as the Company’s dividend paying agent, and agent for the Dividend Reinvestment Plan.

Code of Ethics

      The Company and the Advisor have each adopted a Code of Ethics under Rule 17j-1 of the 1940 Act, which is applicable to the officers, directors and designated employees of the Company and the Advisor (collectively, the “Codes”). Subject to certain limitations, the Codes permit those officers, directors and designated employees of the Company and the Advisor (the “Covered Persons”) to invest in securities, including securities that may be purchased or held by the Company. The Codes contain provisions and requirements designed to identify and address certain conflicts of interest between personal investment activities of Covered Persons and the interests of investment advisory clients such as the Company. Among other things, the Codes prohibit certain types of transactions absent prior approval, imposes time periods during which personal transactions may not be made in certain securities, and requires submission of duplicate broker confirmations and statements and quarterly reporting of securities transactions. Exceptions to these and other provisions of the Codes may be granted in particular circumstances after review by appropriate personnel.

      The Codes can be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the Securities and Exchange Commission at (202) 942-8090. The Codes are also available on the EDGAR Database on the Securities and Exchange Commission’s Internet site at http://www.sec.gov, and, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Securities and Exchange Commission’s Public Reference Section, Washington, D.C. 20549-0102.

PORTFOLIO TRANSACTIONS AND BROKERAGE

      The Advisor is responsible for decisions to buy and sell securities for the Company, the selection of brokers and dealers to effect the transactions and the negotiation of prices and any brokerage commissions. The Company will generally purchase securities on a stock exchange effected through brokers who charge a commission for their services. The Company may also invest in securities that are traded principally in the over-the-counter market. In the over-the-counter market, securities are generally traded on a “net” basis with dealers acting as principal for their own accounts without a stated commission, although the price of such securities usually includes a mark-up to the dealer. Securities purchased in underwritten offerings generally include, in the price, a fixed amount of compensation for the manager(s), underwriter(s) and dealer(s). The Company may also purchase certain money market instruments directly from an issuer, in which case no commissions or discounts are paid.

      Payments of commissions to brokers who are affiliated persons of the Company (or affiliated persons of such persons) will be made in accordance with Rule 17e-1 under the 1940 Act. Commissions paid on such transactions would be commensurate with the rate of commissions paid on similar transactions to brokers that are not so affiliated.

      The Advisor may, consistent with the interests of the Company, select brokers on the basis of the research, statistical and pricing services they provide to the Company and the Advisor’s other clients. Such research, statistical and pricing services must provide lawful and appropriate assistance to the Advisor’s investment decision-making process in order for such research, statistical and pricing services to be considered by the Advisor in selecting a broker. These research services may include information on securities markets, the economy, individual companies, pricing information, research products and services and such other services as may be permitted from time to time by Section 28(e) of the Exchange Act. Information and research received from such brokers will be in addition to, and not in lieu of, the services required to be performed by the Advisor under its contract. A commission paid to such brokers may be higher than that which another qualified broker would have charged for effecting the same transaction, provided that the Advisor determines in good faith that such commission is reasonable in terms either of the transaction or the overall responsibility of the Advisor to the Company and its other clients and that the total commissions paid by the Company will be reasonable in relation to the benefits to the Company over the long-term. The advisory fees that the Company pays to the Advisor will not be reduced as a consequence of the Advisor’s receipt of brokerage and research services. To the extent that portfolio transactions are used to obtain such services, the brokerage commissions paid by the Company will exceed those that might otherwise be paid by an amount which cannot be presently determined. Such services generally may be useful and of value to the Advisor in serving one or more of its other clients and, conversely, such services obtained by the placement of brokerage business of other clients generally would be useful to the Advisor in carrying out its obligations to the Company. While such services are not expected to reduce the expenses of the Advisor, the Advisor would, through use of the services, avoid the additional expenses that would be incurred if it should attempt to develop comparable information through their own staff. Commission rates for brokerage transactions on foreign stock exchanges are generally fixed.

      One or more of the other investment companies or accounts that the Advisor manages may own from time to time some of the same investments as the Company. Investment decisions for the Company are made independently from those of such other investment companies or accounts; however, from time to time, the same investment decision may be made for more than one company or account. When two or more companies or accounts seek to purchase or sell the same securities, the securities actually purchased or sold will be allocated among the companies and accounts on a good faith equitable basis by the Advisor in its discretion in accordance with the accounts’ various investment objectives. In some cases, this system may adversely affect the price or size of the position obtainable for the Company. In other cases, however, the ability of the Company to participate in volume transactions may produce better execution for the Company. It is the opinion of the Company’s Board of Directors that this advantage, when combined with the other benefits available due to the Advisor’s organization, outweigh any disadvantages that may be said to exist from exposure to simultaneous transactions.

      It is not the Company’s policy to engage in transactions with the objective of seeking profits from short-term trading. It is expected that the annual portfolio turnover rate of the Company will be less than 30%. Because it is difficult to predict accurately portfolio turnover rates, actual turnover may be higher or lower. Higher portfolio turnover results in increased costs, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of securities and on the reinvestment in other securities.

DESCRIPTION OF CAPITAL STOCK

      The Company is authorized to issue up to 100,000,000 shares of common stock, $0.001 par value per share (“Common Shares”), and up to 10,000,000 shares of preferred stock, $0.001 par value per share (“Preferred Shares”). Upon completion of this offering,                     Common Shares (assuming the Underwriters’ overallotment option is not exercised) and no Preferred Shares will be issued and outstanding. The Board of Directors may, without any action by the stockholders, amend the Company’s Charter from time to time to increase or decrease the aggregate number of shares of stock or the number of shares of stock of any class or series that the Company has authority to issue. Additionally, the Charter authorizes the Board of Directors, without any action by the stockholders, to classify and reclassify any unissued common stock and preferred stock into other classes or series of stock from time to time by setting or changing the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms or conditions of redemption for each class or series. Although there is no present intention of doing so, the Company could issue a class or series of stock that could delay, defer or prevent a transaction or a change in control of the Company that might otherwise be in the shareholders’ best interests. Under Maryland law, stockholders generally are not liable for Company debts or obligations.

Common Stock

      All Common Shares offered by this prospectus will be duly authorized, fully paid and nonassessable. Holders of Common Shares are entitled to receive distributions when authorized by the Board of Directors and declared out of assets legally available for the payment of distributions. Holders of Common Shares have no preference, conversion, exchange, sinking fund, redemption or appraisal rights and have no preemptive rights to subscribe for any of the Company’s securities. All Common Shares have equal distribution, liquidation and other rights.

      In the event the Company issue Preferred Shares and so long as any of the Company’s Preferred Shares are outstanding, holders of Common Shares will not be entitled to receive any distributions from the Company unless accumulated dividends on Preferred Shares have been paid, and unless asset coverage (as defined in the 1940 Act) with respect to any outstanding senior indebtedness would be at least 200% after giving effect to such distributions.

      Holders of Common Shares are entitled to share ratably in the assets legally available for distribution to stockholders in the event of liquidation, dissolution or winding up, after payment of or adequate provision for all known debts and liabilities. These rights are subject to the preferential rights of any other class or series of the Company’s capital stock.

      Each outstanding Common Share entitles the holder to one vote on all matters submitted to a vote of stockholders, including the election of directors. The presence, in person or by proxy, of the holders of shares of Company stock entitled to cast a majority of the votes entitled to be cast (without regard to class) shall constitute a quorum at a meeting of stockholders. The Charter provides that, except as otherwise provided in the Bylaws, directors shall be elected by the affirmative vote of the holders of a majority of the shares of capital stock outstanding and entitled to vote thereon. The Bylaws provide that directors are elected by a plurality of all the votes cast at a meeting of stockholders duly called and at which a quorum is present. There is no cumulative voting in the election of directors. Consequently, at each annual meeting of stockholders, the holders of a majority of the outstanding shares of capital stock entitled to vote will be able to elect all of the successors of the class of directors whose terms expire at that meeting.

      The Charter provides for approval of certain extraordinary transactions by the stockholders entitled to cast at least a majority of the votes entitled to be cast on the matter. The Charter also provides that any proposal to convert the Company from a closed-end investment company to an open-end investment company or any proposal to liquidate or dissolve the Company requires the approval of the stockholders entitled to cast at least 80 percent of the votes entitled to be cast on such matter. However, if such a proposal is approved by at least two-thirds of the continuing directors (in addition to approval by the full Board of Directors), such proposal may be approved by a majority of the votes entitled to be cast on such matter, each voting as a separate class. The “continuing directors” are defined in the Charter as the current directors as well as those directors whose nomination for election by the stockholders or whose election by the directors to fill vacancies is approved by a majority of continuing directors then on the Board of Directors.

      Under the rules of the NYSE applicable to listed companies, the Company normally will be required to hold an annual meeting of stockholders in each fiscal year. If the Company is converted to an open-end company or if for any other reason the shares are no longer listed on the NYSE (or any other national securities exchange the rules of which require annual meetings of stockholders), the Company may decide not to hold annual meetings of stockholders.

      The Company has no present intention of offering additional Common Shares, except as described herein and under the Dividend Reinvestment Plan, as amended from time to time.

      Other offerings of common stock, if made, will require approval of the Board of Directors and will be subject to the requirement of the 1940 Act that common stock may not be sold at a price below the then-current net asset value, exclusive of underwriting discounts and commissions, except in limited circumstances including in connection with an offering to existing stockholders.

Preferred Shares

      After the closing of this offering, the Company may, but is not required to, issue Preferred Shares. The Company reserves the right to issue Preferred Shares to the extent permitted by the 1940 Act, which currently limits the aggregate liquidation preference of all outstanding preferred shares to 50% of the value of the Company’s total assets less the Company’s liabilities and indebtedness. Although the terms of any Preferred Shares, including dividend rate, liquidation preference and redemption provisions, will be determined by the Board of Directors, subject to applicable law and the Charter, it is likely that the Preferred Shares will be structured to carry a relatively short-term dividend rate reflecting interest rates on short-term bonds, by providing for the periodic redetermination of the dividend rate at relatively short intervals through an auction, remarketing or other procedure. The Company also believes that it is likely that the liquidation preference, voting rights and redemption provisions of the Preferred Shares will be similar to those stated below.

      In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Company, the holders of preferred stock would be entitled to receive a preferential liquidating distribution, which is expected to equal the original purchase price per share plus accumulated and unpaid dividends, whether or not declared, before any distribution of assets is made to holders of Common Shares. After payment of the full amount of the liquidating distribution to which they are entitled, the holders of Preferred Shares will not be entitled to any further participation in any distribution of assets by the Company.

      The 1940 Act requires that the holders of any preferred shares, voting separately as a single class, have the right to elect at least two directors at all times. The remaining directors will be elected by holders of Common Shares and preferred shares, voting together as a single class. In addition, subject to the prior rights, if any, of the holders of any other class of senior securities outstanding, the holders of any preferred shares have the right to elect a majority of the directors at any time two years’ accumulated dividends on any preferred stock are unpaid. The 1940 Act also requires that, in addition to any approval by shareholders that might otherwise be required, the approval of the holders of any outstanding preferred shares, voting separately as a class, would be required to (i) adopt any plan of reorganization that would adversely affect the preferred shares, and (ii) take any action requiring a vote of security holders under Section 13(a) of the 1940 Act, including, among other things, changes in the Company’s subclassification as a closed-end investment company or changes in its fundamental investment restrictions. As a result of these voting rights, the Company’s ability to take any such actions may be impeded to the extent that any of its Preferred Shares are outstanding.

      The affirmative vote of the holders of a majority of the outstanding Preferred Shares, voting as a separate class, will be required to amend, alter or repeal any of the preferences, rights or powers of holders of Preferred Shares so as to affect materially and adversely such preferences, rights or powers. The class vote of holders of

Preferred Shares described above will in each case be in addition to any other vote required to authorize the action in question.

      The terms of the Preferred Shares, if issued, are expected to provide that (i) they are redeemable by the Company in whole or in part at the original purchase price per share plus accrued dividends per share, (ii) the Company may tender for or purchase Preferred Shares and (iii) the Company may subsequently resell any shares so tendered for or purchased. Any redemption or purchase of Preferred Shares by the Company will reduce the leverage applicable to the Common Shares, while any resale of shares by the Company will increase that leverage.

      The discussion above describes the possible offering of Preferred Shares by the Company. If the Board of Directors determines to proceed with such an offering, the terms of the Preferred Shares maybe the same as, or different from; the terms described above, subject to applicable law and the Charter. The Board of Directors, without the approval of the holders of Common Shares, may authorize an offering of Preferred Shares or may determine not to authorize such an offering, and may fix the terms of the Preferred Shares to be offered.

      The information contained under this heading is subject to the provisions contained in the Company’s Charter and Bylaws and the laws of the State of Maryland.

REPURCHASE OF COMMON SHARES

      The Company is a closed-end management investment company and as such its shareholders will not have the right to cause the Company to redeem their shares. Instead, the Company’s Common Shares will trade in the open market at a price that will be a function of several factors, including dividend levels (which are in turn affected by expenses), net asset value, call protection, dividend stability, relative demand for and supply of such shares in the market, general market and economic conditions and other factors. Because shares of a closed-end investment company may frequently trade at prices lower than net asset value, the Company’s Board of Directors may consider action that might be taken to reduce or eliminate any material discount from net asset value in respect of Common Shares, which may include the repurchase of such shares in the open market or in private transactions, the making of a tender offer for such shares, or the conversion of the Company to an open-end investment company. The Board of Directors may decide not to take any of these actions. In addition, there can be no assurance that share repurchases or tender offers, if undertaken, will reduce market discount.

      Subject to its investment restrictions, the Company may borrow to finance the repurchase of shares or to make a tender offer. Interest on any borrowings to finance share repurchase transactions or the accumulation of cash by the Company in anticipation of share repurchases or tenders will reduce the Company’s net income. Any share repurchase, tender offer or borrowing that might be approved by the Company’s Board of Directors would have to comply with the Exchange Act, the 1940 Act and the rules and regulations thereunder.

      Although the decision to take action in response to a discount from net asset value will be made by the Board of Directors at the time it considers such issue, it is the board’s present policy, which may be changed by the Board of Directors, not to authorize repurchases of Common Shares or a tender offer for such shares if: (i) such transactions, if consummated, would (a) result in the delisting of the Common Shares from the NYSE, or (b) impair the Company’s status as a regulated investment company under the Code (which would make the Company a taxable entity, causing the Company’s income to be taxed at the corporate level in addition to the taxation of shareholders who receive dividends from the Company), or as a registered closed-end investment company under the 1940 Act; (ii) the Company would not be able to liquidate portfolio securities in an orderly manner and consistent with the Company’s investment objectives and policies in order to repurchase shares; or (iii) there is, in the Board of Director’s judgment, any (a) material legal action or proceeding instituted or threatened challenging such transactions or otherwise materially adversely affecting the Company, (b) general suspension of or limitation on prices for trading securities on the NYSE, (c) declaration of a banking moratorium by federal or state authorities or any suspension of payment by United States or New York banks, (d) material limitation affecting the Company or the issuers of its portfolio securities by federal or state authorities on the extension of credit by lending institutions or on the exchange of foreign currency, (e) commencement of war, armed hostilities or other international or national calamity directly or indirectly involving the United States, or

(f) other event or condition that would have a material adverse effect (including any adverse tax effect) on the Company or its shareholders if shares were repurchased. The Board of Directors may in the future modify these conditions in light of experience.

      The repurchase by the Company of its shares at prices below net asset value will result in an increase in the net asset value of those shares that remain outstanding. However, there can be no assurance that share repurchases or tender offers at or below net asset value will result in the Company’s shares trading at a price equal to their net asset value. Nevertheless, the fact that the Company’s shares may be the subject of repurchase or tender offers from time to time, or that the Company may be converted to an open-end investment company, may reduce any spread between market price and net asset value that might otherwise exist.

      Before deciding whether to take any action if the Common Shares trade below net asset value, the Company’s Board of Directors would likely consider all relevant factors, including the extent and duration of the discount, the liquidity of the Company’s portfolio, the impact of any action that might be taken on the Company or its shareholders and market considerations. Based on these considerations, even if the Company’s shares should trade at a discount, the Board of Directors may determine that, in the interest of the Company and its shareholders, no action should be taken.

TAX MATTERS

      The following discussion is a brief summary of certain U.S. federal income tax considerations affecting the Company and its shareholders. No attempt is made to present a detailed explanation of all federal, state, local and foreign tax concerns affecting the Company and its shareholders (including shareholders owning a large position in the Company), and the discussions set forth here and in the prospectus do not constitute tax advice. Investors are urged to consult their own tax advisors with any specific questions relating to federal, state, local and foreign taxes. The discussion reflects applicable tax laws of the United States as of the date of this Statement of Additional Information, which tax laws may be changed or subject to new interpretations by the courts or the Internal Revenue Service (the “IRS”) retroactively or prospectively.

Taxation of the Company

      The Company intends to elect to be treated and to qualify each year as a regulated investment company under Subchapter M of the Code (a “RIC”). Accordingly, the Company must, among other things, (i) derive in each taxable year at least 90% of its gross income (including tax-exempt interest) from (a) dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies and (b) net income derived from an interest in a qualified publicly traded partnership; and (ii) diversify its holdings so that, at the end of each quarter of each taxable year (a) at least 50% of the value of the Company’s total assets is represented by cash and cash items, U.S. Government securities, the securities of other RICs and other securities, with such other securities limited for purposes of such calculation, in respect of any one issuer, to an amount not greater than 5% of the value of the Company’s total assets and not more than 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of the Company’s total assets is invested in the securities of any one issuer (other than U.S. Government securities or the securities of other RICs), the securities (other than the securities of other RICs) of any two or more issuers that the Company controls and that are determined to be engaged in the same business or similar or related trades or businesses or the securities of one or more qualified publicly traded partnerships. A qualified publicly traded partnership is generally defined as a publicly traded partnership for federal income tax purposes under Code § 7704. However, for these purposes, a qualified publicly traded partnership does not include a publicly traded partnership if 90% or more of its income is described in (i)(a) above. A RIC which holds an interest in a qualified publicly traded partnership generally must apply the passive loss rules separately with respect to items attributable to each such partnership. Therefore, income or loss from the qualified publicly traded partnership is treated as separate from income or loss from other activities.

      As a RIC, the Company generally is not subject to U.S. federal income tax on income and gains that it distributes each taxable year to shareholders, if its distributions of investment company taxable income and tax-

exempt income equal or exceed the sum of (i) 90% of the Company’s investment company taxable income for the taxable year (which includes, among other items, dividends, interest and the excess of any net short-term capital gain over net long-term capital loss and other taxable income, other than any net capital gain, reduced by deductible expenses) determined without regard to the deduction for certain dividends paid and (ii) 90% of the Company’s net tax-exempt interest (the excess of its gross tax-exempt interest over certain disallowed deductions). The Company intends to distribute at least annually substantially all of such income. To the extent the Company does not distribute (or deemed to distribute) all of its taxable income, the Company will have to pay a corporate federal income tax on such income, after deducting the amount of any deductible dividend distributions.

      Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax at the Company level. To avoid the tax, the Company must distribute during each calendar year an amount at least equal to the sum of (i) 98% of its ordinary income (determined by not taking into account any capital gain or loss) for the calendar year, (ii) 98% of its capital gain in excess of its capital loss (adjusted for certain ordinary losses) for a one-year period generally ending on October 31 of the calendar year (unless an election is made to use the Company’s taxable year provided the Company’s taxable year ends in November or December), and (iii) certain amounts from previous years to the extent such amounts have not been treated as distributed or been subject to tax under subchapter M of the Code. While the Company intends to distribute any income and capital gain in the manner necessary to minimize imposition of the 4% excise tax, there can be no assurance that sufficient amounts of the Company’s taxable income and capital gain will be distributed to avoid entirely the imposition of the tax. In that event, the Company will be liable for the tax only on the amount by which it does not meet the foregoing distribution requirement.

      A distribution will be treated as paid during the calendar year if it is paid during the calendar year or declared by the Company in October, November or December of the year, payable to shareholders of record on a date during such a month and paid by the Company during January of the following year. Any such distributions paid during January of the following year will be deemed to be received on December 31 of the year the distributions are declared, rather than when the distributions are received.

      If the Company were unable to satisfy the 90% distribution requirement or otherwise were to fail to qualify as a RIC in any year, it would be taxed in the same manner as an ordinary corporation and distributions to the Company’s shareholders would not be deductible by the Company in computing its taxable income. Such dividend distributions will generally be eligible (i) for treatment as qualified dividend income in the case of individual shareholders and (ii) for the dividends received deduction in the case of corporate shareholders.

The Company’s Investments

      Certain of the Company’s investment practices may subject the Company to special tax rules, the effect of which may be to accelerate income or gain to the Company without a corresponding receipt of cash, defer the Company’s losses, cause adjustments in the holding periods of the Company’s securities, convert long-term capital gains into short-term capital gains and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to holders of Common Shares.

      Income received by the Company with respect to non-U.S. securities may be subject to withholding and other taxes imposed by foreign countries. Tax conventions may reduce or eliminate such taxes.

      Although the Company may receive interest on certain obligations that is exempt from U.S. federal income tax due to the makeup of the Company’s contemplated investment portfolio, the Company will not be able to pass through to its shareholders exempt-interest dividends.

      With respect to investments in RITs, the distributions on RIT securities that are dividends for U.S. federal income tax purposes will be treated as dividend income eligible under the 90% gross income test described above if the RITs are treated as corporations under U.S. federal income tax law. The Company intends to invest only in RITs treated as corporations for U.S. federal income tax purposes. Distributions from an RIT to the Company will constitute dividends to the extent of the RIT’s earnings and profits, and a return of capital thereafter, as determined under U.S. federal income tax law. With respect to dividend distributions from an RIT, the Company generally will be required to pay a 15% Canadian withholding tax. If more than 50% of the value of the Company’s assets at the close of the taxable year consist of stock or securities in foreign corporations and certain other requirements are met, the Company may elect to have its foreign tax deduction or credit for such withholding taxes be taken by its investors instead of claiming it on its tax return. If such an election is made, each investor will include in gross income his proportional share of the foreign taxes paid by the Company. Investors may claim the amount of such taxes paid as a foreign tax credit in order to reduce the amount of U.S. federal income tax liability which an investor incurs on his or her foreign source income, including the income from the Company attributable to the RITs. If the Company makes this election, it will furnish the holders of Common Shares with a written notice after the close of its taxable year.

      Recent Canadian tax legislation imposes a 15% withholding tax on the portion of the distributions constituting return of capital to non-resident investors, effective for distributions paid or credited after 2004. It is not entirely clear whether this additional Canadian withholding tax would be treated as a foreign income tax for purposes of the U.S. federal income tax foreign tax credit. If not treated as a foreign income tax, the Company’s cash distributions from the RIT would be reduced by such withholding even though an investor may not be able to reduce his or her U.S. federal income tax liability by claiming a foreign tax credit on the amount withheld.

      Investments by the Company in certain “passive foreign investment companies” could subject the Company to U.S. federal income tax (including interest charges) on certain distributions or dispositions with respect to those investments which cannot be eliminated by making distributions to shareholders. Elections may be available to the Company to mitigate the effect of this provision but the elections generally accelerate the recognition of income without the receipt of cash.

      Under Code Section 988, gains or losses attributable to fluctuations in exchange rates between the time the Company accrues income or receivables or expenses or other liabilities denominated in a foreign currency and the time the Company actually collects such income or receivables or pays such liabilities are generally treated as ordinary income or loss. Similarly, gains or losses on foreign currency forward contracts and the disposition of debt securities denominated in a foreign currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates, are also treated as ordinary income or loss.

      It is not expected that shareholders will be subject to alternative minimum tax as a result of an investment in the Company.

Taxation of Shareholders

      Distributions paid by the Company from its investment company taxable income, which includes net short-term capital gain, generally are taxable as ordinary income to the extent of the Company’s earnings and profits. Such distributions (if designated by the Company) may qualify (provided holding period and certain other requirements are met) (i) for the dividends received deduction available to corporations (treated as received from a non-20% owned corporation), but only to the extent that the Company’s income consists of dividends received from U.S. corporations, excluding distributions from Code section 501 tax-exempt organizations, exempt farmers’ cooperatives or REITs and (ii) in the case of individual shareholders under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (generally effective for taxable years beginning on or before December 31, 2008) (“Tax Act”), as qualified dividend income eligible to be taxed at the reduced maximum rate of generally 15% (5% for individuals in lower tax brackets) to the extent that the Company receives qualified dividend income. Qualified dividend income is, in general, dividend income from taxable domestic corporations and qualified foreign corporations (e.g., generally, foreign corporations incorporated in a possession of the United States or in certain countries with a comprehensive income tax treaty with the United States, or the stock with respect to which such dividend is paid is readily tradable on an established securities market in the United States). A qualified foreign corporation generally excludes any foreign corporation which for the taxable year of the corporation in which the dividend was paid, or the preceding taxable year, is a passive foreign investment company.

      Distributions of net capital gain properly designated as capital gain dividends by the Company, if any, are taxable to shareholders at rates applicable to long-term capital gain, whether paid in cash or in shares, and regardless of how long the shareholder has held the Company’s shares. Capital gain dividends are not eligible for the dividends received deduction. Under the Tax Act, the maximum tax rate on net capital gain of individuals is generally 15% (5% for individuals in lower brackets) for such gain realized before January 1, 2009. Distributions in excess of the Company’s earnings and profits will first reduce the adjusted tax basis of a holder’s shares and, after such adjusted tax basis is reduced to zero, will constitute capital gain to such holder (assuming the shares are held as a capital asset). For non-corporate taxpayers, under the Tax Act, distributions of investment company taxable income (other than qualified dividend income) will currently be taxed at a maximum rate of 35%, while net capital gain generally will be taxed at a maximum rate of 15%. For corporate taxpayers, both investment company taxable income and net capital gain are taxed at a maximum rate of 35%.

      The Company may retain for reinvestment all or part of its net capital gain. If any such gain is retained, the Company will be subject to a tax of 35% of such amount. In that event, the Company expects to designate the retained amount as undistributed capital gain in a notice to its shareholders, each of whom (i) will be required to include in income for tax purposes as long-term capital gain its share of such undistributed amounts, (ii) will be entitled to credit its proportionate share of the tax paid by the Company against its U.S. federal income tax liability and to claim refunds to the extent that the credit exceeds such liability and (iii) will increase its basis in its shares of the Company by an amount equal to 65% of the amount of undistributed capital gain included in such shareholder’s gross income.

      Shareholders may be entitled to offset their capital gain dividends with capital loss. There are a number of statutory provisions affecting when capital loss may be offset against capital gain, and limiting the use of loss from certain investments and activities. Accordingly, shareholders with capital loss are urged to consult their tax advisors.

      The price of shares purchased at any time may reflect the amount of a forthcoming distribution. Those purchasing shares just prior to a distribution will receive a distribution which may be taxable to them even though it represents in part a return of invested capital.

      Upon a sale or exchange of shares, a shareholder will realize a taxable gain or loss depending upon its basis in the shares. Such gain or loss will be treated as long-term capital gain or loss if the shares have been held for more than one year. Any loss realized on a sale or exchange generally will be disallowed to the extent the shares disposed of are replaced with substantially identical shares within a 61-day period beginning 30 days before and ending 30 days after the date that the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

      Any loss realized by a shareholder on the sale of Common Shares held by the shareholder for six months or less will be treated for tax purposes as a long-term capital loss to the extent of any capital gain dividends received by the shareholder (or amounts credited to the shareholder as an undistributed capital gain) with respect to such shares.

      Ordinary income dividends and capital gain dividends also may be subject to state and local taxes. Shareholders are urged to consult their own tax advisors regarding specific questions about U.S. federal (including the application of the alternative minimum tax rules), state, local or foreign tax consequences to them of investing in the Company.

      A shareholder that is a non-resident alien individual or a foreign corporation (a “foreign investor”) generally may be subject to U.S. withholding tax at the rate of 30% (or possibly a lower rate provided by an applicable tax treaty) on certain dividends paid by the Company. Different tax consequences may result if the foreign investor is engaged in a trade or business in the United States or, in the case of an individual, is present in the United States for 183 days or more during a taxable year and certain other conditions are met. For taxable years of RICs beginning before January 1, 2008, RICs may under certain circumstances designate all or a portion of certain qualifying dividends as “interest-related dividends” or “short-term capital gain dividends,” which could be exempt from withholding, provided certain requirements are met. “Interest-related dividends” are dividends derived from certain interest income (including bank deposit interest and short-term original issue discount) earned by the Company that would not be subject to U.S. tax if earned by a foreign person directly based on the application of the portfolio interest exemption provided by the Code. “Short-term capital gain dividends” are dividends derived from the Company’s short-term capital gains over net long-term capital losses. Short-term capital gain dividends received by certain foreign investors (generally those not present in the United States for 183 days or more) are exempt from U.S. withholding tax. Prospective investors are urged to consult their tax advisors regarding their qualification for the withholding tax exemption provided for interest-related dividends and short-term capital gain dividends for taxable years of RICs beginning before January 1, 2008.

      The Company may be required to withhold federal income tax on taxable dividends and certain other payments paid to non-corporate shareholders who fail to provide the Company with their correct taxpayer identification number or to make required certifications, or who are otherwise subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be refunded or credited against such shareholder’s U.S. federal income tax liability, if any, provided that the required information is furnished to the IRS.

      The foregoing is a general and abbreviated summary of the applicable provisions of the Code and Treasury regulations presently in effect. For the complete provisions, reference should be made to the pertinent Code sections and the Treasury regulations promulgated thereunder. The Code and the U.S. Treasury regulations are subject to change by legislative, judicial or administrative action, either prospectively or retroactively. Persons considering an investment in Common Shares should consult their own tax advisors regarding the purchase, ownership and disposition of Common Shares.

PROXY VOTING POLICIES

      The Company and the Advisor have adopted proxy voting policies and procedures (“Proxy Policy”), which they believe are reasonably designed to ensure that proxies are voted in the best interests of the Company and its shareholders. Subject to the oversight of the Board of Directors, the Board has delegated responsibility for implementing the Proxy Policy to the Advisor.

      In the event requests for proxies are received with respect to the voting of equity securities, on routine matters, such as election of directors or approval of auditors, the proxies usually will be voted with management unless the Advisor determines it has a conflict or the Advisor determines there are other reasons not to vote with management. On non-routine matters, such as amendments to governing instruments, proposals relating to compensation and stock option and equity compensation plans, corporate governance proposals and stockholder proposals, the Advisor will vote, or abstain from voting if deemed appropriate, on a case by case basis in a manner it believes to be in the best economic interest of the Company’s shareholders. In the event requests for proxies are received with respect to debt securities, the Advisor will vote on a case by case basis in a manner it believes to be in the best economic interest of the Company’s shareholders.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

      Ernst & Young LLP, 1200 Main Street, Kansas City, Missouri 64105, will serve as the independent registered public accounting firm for the Company. Ernst & Young LLP will provide audit services, tax return preparation and assistance and consultation in connection with review of the Company’s filings with the Commission.

ADDITIONAL INFORMATION

      A Registration Statement on Form N-2, including amendments thereto, relating to the shares offered hereby, has been filed by the Company with the Securities and Exchange Commission (the “Commission”), Washington, D.C. The prospectus and this Statement of Additional Information do not contain all of the information set forth in the Registration Statement, including any exhibits and schedules thereto. For further information with respect to the Company and the shares offered hereby, reference is made to the Registration Statement. Statements contained in the prospectus and this Statement of Additional Information as to the contents of any contract or other document referred to are not necessarily complete and in each instance reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference. A copy of the Registration Statement may be inspected without charge at the Commission’s principal office in Washington, D.C., and copies of all or any part thereof may be obtained from the Commission upon the payment of certain fees prescribed by the Commission.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Shareholders and Board of Directors

     Tortoise North American Energy Corporation

      We have audited the accompanying statement of assets and liabilities of Tortoise North American Energy Corporation (“the Company”) as of October 7, 2005, and the related statement of operations for the period from January 13, 2005 (date of incorporation) through October 7, 2005. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audit.

      We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Company’s internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

      In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Company at October 7, 2005, and the results of its operations for the period from January 13, 2005 through October 7, 2005, in conformity with U.S. generally accepted accounting principles.

/s/ Ernst & Young LLP

Kansas City, Missouri

October 11, 2005

TORTOISE NORTH AMERICAN ENERGY CORPORATION

STATEMENT OF ASSETS AND LIABILITIES
October 7, 2005

Assets:
Cash	$301,780
Deferred offering costs	430,756

Total assets	732,536

Liabilities:
Accrued offering costs	293,904
Payable to Adviser	284,877
Payable for organization costs	8,500
Payable to transfer agent	428

Total liabilities	587,709

Net Assets Applicable to Common Stockholders	$144,827

Components of Net Assets Applicable to Common Stockholders:
Common Shares, $.001 par value; 100,000,000 shares authorized, 12,640 shares outstanding	$13
Additional paid-in capital	301,767
Accumulated net investment loss	(156,953)

(i) Total	$144,827

Net Asset Value Per Common Share Outstanding ($144,827 divided by 12,640 common shares outstanding)	$11.46

The accompanying notes are an integral part of the financial statements.

TORTOISE NORTH AMERICAN ENERGY CORPORATION

STATEMENT OF OPERATIONS

Period from January 13, 2005 (date of incorporation) through October 7, 2005

Investment income	$—

Expenses:
Organization costs	156,525
Transfer agent fees	428

Total expenses	156,953

Net investment loss	$(156,953)

The accompanying notes are an integral part of the financial statements.

TORTOISE NORTH AMERICAN ENERGY CORPORATION

NOTES TO FINANCIAL STATEMENTS

October 7, 2005

1.	Organization

      Tortoise North American Energy Corporation (the “Company”) was organized as a Maryland corporation on January 13, 2005, and is a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended. The Company has had no operations other than the sale of 12,640 shares to the aggregate subscribers for $301,780. The Company is planning a public offering of its common stock as soon as practicable after the effective date of its registration statement.

2.	Significant Accounting Policies

      The following is a listing of the significant accounting policies that the Company will implement upon the commencement of its operations:

A. Use of Estimates — The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements. Actual results could differ from those estimates.

B. Investment Valuation — The Company intends to own securities that are listed on a securities exchange. The Company will value those securities at their last sale price on that exchange on the valuation date. If the security is listed on more than one exchange, the Company will use the price of that exchange that it generally considers to be the principal exchange on which the stock is traded. Securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”) will be valued at the NASDAQ Official Closing Price, which may not necessarily represent the last sale price. If there has been no sale on such exchange or NASDAQ on such day, the security will be valued at the mean between bid and ask price on such day.

The Company may invest up to 50% of its total assets in restricted securities. Restricted securities are subject to statutory or contractual restrictions on their public resale, which may make it more difficult to obtain a valuation and may limit the Company’s ability to dispose of them. Investments in restricted securities and other securities for which market quotations are not readily available will be valued in good faith by using fair value procedures approved by the Board of Directors. Such fair value procedures consider factors such as securities with similar yields, quality, type of issue, coupon, and rating.

The Company generally will value short-term debt securities at prices based on market quotations for such securities, except those securities purchased with 60 days or less to maturity are valued on the basis of amortized cost, which approximates market value. If events occur that will affect the value of the Company’s portfolio securities before the net asset value has been calculated (a “significant event”), the portfolio securities so affected will generally be priced using a fair value procedure.

C. Security Transactions and Investment Income — Security transactions will be accounted for on the date the securities are purchased or sold (trade date). Realized gains and losses will be reported on an identified cost basis. Dividend and distribution income will be recorded on the ex-dividend date. Distributions received from the Company’s investments in master limited partnerships (“MLPs”) and Canadian royalty trusts and income trusts (collectively “RITs”), generally are comprised of income and return of capital. The Company records investment income and return of capital based on estimates made at the time such distributions are received. Such estimates are based on historical information available from each MLP or RIT and other industry sources. These estimates may subsequently be revised based on information received from the MLPs and RITs after their tax reporting periods are concluded. Interest income will be recognized on the accrual basis, including amortization of premiums and accretion of discounts.

D. Dividends to Shareholders — Dividends to shareholders will be recorded on the ex-dividend date. The Company intends to make regular quarterly cash distributions of all or a portion of its investment company taxable income to common shareholders. Investment company taxable income includes, among other items, dividends, interest and the excess of any net short-term capital gain, reduced by deductible expenses.

TORTOISE NORTH AMERICAN ENERGY CORPORATION

NOTES TO FINANCIAL STATEMENTS — (Continued)

F. Federal Income Taxation — The Company intends to elect to be treated and to qualify each year as a regulated investment company (“RIC”) under the U.S. Internal Revenue Code of 1986, as amended (the “Code”). As a result the Company generally will not be subject to U.S. federal income tax on income and gains that it distributes each taxable year to shareholders if it meets certain minimum distribution requirements. To qualify as a RIC, the Company will be required to distribute substantially all of its income, in addition to other asset diversification requirements. The Company will be subject to a 4% non-deductible U.S. federal excise tax on certain undistributed income unless the Company makes sufficient distributions to satisfy the excise tax avoidance requirement.

G. Organization Expenses and Offering Costs — The Company is responsible for paying all organization expenses and offering costs. Offering costs paid by the Company will be charged as a reduction of paid-in capital at the completion of the Company’s initial public offering. Organization expenses are expensed as incurred, and are reported in the accompanying statement of operations.

H. Indemnifications — Under the Company’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Company. In addition, in the normal course of business, the Company may enter into contracts that provide general indemnification to other parties. The Company’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Company that have not yet occurred, and may not occur. However, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

3.	Concentration of Risk

      The Company’s investment objective is to provide stockholders with a high level of total return, with an emphasis on dividend income. Under normal conditions, the Company will invest at least 80% of its total assets (including assets obtained through leverage) in equity securities of companies in the energy sector with their primary operations in North America (“Energy Companies”). Energy Companies include companies that derive more than 50% of their revenues from transporting, processing, storing, distributing or marketing natural gas, natural gas liquids, electricity, coal, crude oil or refined petroleum products, or exploring, developing, managing or producing such commodities. The Company will likely invest at least 50% of its total assets in publicly traded Canadian royalty trusts and income trusts and no more than 25% of its total assets in equity securities of master limited partnerships. The Company may invest up to 50% of its total assets in restricted securities.

4.	Agreements

      The Company has entered into an Investment Advisory Agreement with Tortoise Capital Advisors, LLC (the “Adviser”). Under the terms of the agreement, the Company will pay the Adviser a fee equal to an annual rate of 1.00% of the Company’s average monthly total assets (including any assets attributable to leverage) minus the sum of accrued liabilities other than deferred income taxes, debt entered into for purposes of leverage and the aggregate liquidation preference of outstanding preferred shares (“Managed Assets”), in exchange for the investment advisory services provided. .

      As of October 7, 2005, the Company owes the Adviser $284,877 for costs incurred in connection with the Company’s registration statement, offering of common shares, and organization of the Company. This amount is payable to the Adviser upon the closing date of the public offering.

      Computershare Investor Services, LLC will serve as the Company’s transfer agent, dividend paying agent, and agent for the automatic dividend reinvestment plan.

5.	Preferred Shares

      The Company has authorized the issuance of 10,000,000 preferred shares. Currently, there are no shares issued or outstanding.

PART C

Other Information

Item 25.	Financial Statements and Exhibits

Financial Statements:

      (a) The Registrant’s financial statements dated October 7, 2005, notes to the financial statements and report of independent public accountant’s thereon are filed herein and appear in the statement of additional information.

Exhibits:

(a)	Articles of Incorporation(1)
(b)	Bylaws(1)
(c)	Inapplicable
(d)	Form of Specimen Certificate(1)
(e)	Form of Dividend Reinvestment Plan(1)
(f)	Inapplicable
(g)(1)	Form of Advisory Agreement(1)
(g)(2)	Form of Reimbursement Agreement(1)
(h)(1)	Form of Underwriting Agreement(2)
(h)(2)	Form of Standard Dealer Agreement(1)
(h)(3)	Form of Agreement Among Underwriters(1)
(i)	Inapplicable
(j)	Form of Custody Agreement(2)
(k)(1)	Form of Stock Transfer Agency Agreement(1)
(k)(2)	Form of Administration Agreement(2)
(k)(3)	Inapplicable
(k)(4)	Form of Financial Advisory Services Letter Agreement(1)
(l)	Opinion of Venable LLP(1)
(m)	Inapplicable
(n)(1)	Consent of Independent Registered Public Accounting Firm (2)
(n)(2)	Opinion of Blackwell Sanders Peper Martin LLP(1)
(o)	Inapplicable
(p)	Initial Subscription Agreement(1)
(q)	Inapplicable
(r)(1)	Code of Ethics of Company(1)
(r)(2)	Code of Ethics of the Advisor(1)
(s)	Powers of Attorney(1)

(1)	Previously Filed

(2)	Filed herewith

(3)	To be filed by Amendment

Item 26.	Marketing Arrangements

      Reference is made to the Form of Underwriting Agreement for the Registrant’s shares of common stock filed as exhibit (h)(1) to this registration statement.

Item 27.	Other Expenses of Issuance and Distribution

      The following table sets forth the estimated expenses to be incurred in connection with the offering described in this Registration Statement:

Registration fees	$47,080
Federal Taxes	0
State Taxes	0
Directors’ Fees and Expenses	8,500
Transfer Agency Fees	12,000
New York Stock Exchange listing fee	30,000
Printing (other than certificates)	204,500
Engraving and printing certificates	2,500
Accounting fees and expenses	22,500
Legal fees and expenses	288,000
NASD fee	40,500
Miscellaneous	750,000

Total	$1,405,580

Item 28.	Persons Controlled By or Under Common Control With the Registrant

      None.

Item 29.	Number of Holders of Shares

      As of October 7, 2005

Number of
Title of Class	Record Holders

Common Shares	9

Item 30.	Indemnification

      Maryland law permits a Maryland corporation to include in its charter a provision limiting the liability of its directors and officers to the corporation and its stockholders for money damages except for liability resulting from (a) actual receipt of an improper benefit or profit in money, property or services or (b) active and deliberate dishonesty established by a final judgment as being material to the cause of action. The Registrant’s charter contains such a provision which eliminates directors’ and officers’ liability to the maximum extent permitted by Maryland law, subject to the requirements of the Investment Company Act of 1940, as amended (the “1940 Act”).

      The Registrant’s charter authorizes the Registrant, to the maximum extent permitted by Maryland law and subject to the requirements of the 1940 Act, to obligate itself to indemnify any present or former director or officer or any individual who, while a director or officer of the Registrant and at its request, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee, from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her service in any such capacity and to pay or reimburse their reasonable expenses in advance of final disposition of a proceeding. The Registrant’s bylaws obligate the Registrant, to the maximum extent permitted by Maryland law and subject to the requirements of the 1940 Act, to indemnify any present or former director or officer or any individual who, while a director or officer of the Registrant and at its request, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee and who is made, or threatened to be made, a party to the proceeding by reason of his or her service in any such capacity from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her service in any such capacity and to pay or reimburse their reasonable expenses in advance of final disposition of a proceeding. The charter and bylaws also permit the Registrant to indemnify and advance expenses to any person who served a predecessor of the Registrant in any of the capacities described above and any of the Registrant’s employees or agents or any employees or agents of its predecessor. In accordance with the 1940 Act, the Registrant will not indemnify any person for any liability to which such person would be subject by reason of such person’s willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

      Maryland law requires a corporation (unless its charter provides otherwise, which the Registrant’s charter does not) to indemnify a director or officer who has been successful, on the merits or otherwise, in the defense of any proceeding to which he or she is made, or threatened to be made, a party by reason of his or her service in that capacity. Maryland law permits a corporation to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made, or threatened to be made, a party by reason of their service in those or other capacities unless it is established that (a) the act or omission of the director or officer was material to the matter giving rise to the proceeding and (1) was committed in bad faith or (2) was the result of active and deliberate dishonesty, (b) the director or officer actually received an improper personal benefit in money, property or services or (c) in the case of any criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful. However, under Maryland law, a Maryland corporation may not indemnify for an adverse judgment in a suit by or in the right of the corporation or for a judgment of liability on the basis that a personal benefit was improperly received, unless in either case a court orders indemnification, and then only for expenses. In addition, Maryland law permits a corporation to advance reasonable expenses to a director or officer upon the corporation’s receipt of (a) a written affirmation by the director or officer of his or her good faith belief that he or she has met the standard of conduct necessary for indemnification by the corporation and (b) a written undertaking by him or her or on his or her behalf to repay the amount paid or reimbursed by the corporation if it is ultimately determined that the standard of conduct was not met.

Item 31.	Business and Other Connections of Investment Advisor

      The information in the Statement of Additional Information under the caption “Management of the Company — Directors and Officers,” and the information in the prospectus under the caption “Management of the Company — Investment Advisor” is hereby incorporated by reference.

Item 32.	Location of Accounts and Records

      The Registrant’s accounts, books and other documents are currently located at the offices of the Registrant, and at the offices of the Registrant’s investment advisor, Tortoise Capital Advisors, L.L.C., 10801 Mastin Boulevard, Suite 222, Overland Park, Kansas 66210, at the offices of the custodian, Wachovia Bank, National Association, 123 S. Broad Street Philadelphia, Pennsylvania 19109, or at the offices of the transfer agent Computershare Investor Services, LLC, Two North LaSalle Street Chicago, Illinois, 60602.

Item 33.	Management Services

      Not Applicable

Item 34.	Undertakings

      (1) The Registrant hereby undertakes to suspend the offering of its shares until it amends its prospectus if (a) subsequent to the effective date of its registration statement, the net asset value declines more than 10 percent from its net asset value as of the effective date of the Registration Statement or (b) the net asset value increases to an amount greater than its net proceeds as stated in the prospectus.

      (2) Not applicable

      (3) Not applicable

      (4) Not applicable

      (5) (a) For the purposes of determining any liability under the Securities Act of 1933, the information omitted from the form of prospectus filed as part of a registration statement in reliance upon Rule 430A and contained in the form of prospectus filed by the Registrant under Rule 497 (h) under the Securities Act of 1933 shall be deemed to be part of the Registration Statement as of the time it was declared effective.

(b) For the purpose of determining any liability under the Securities Act of 1933, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering thereof.

      (6) The Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery within two business days of receipt of a written or oral request, any Statement of Additional Information.

SIGNATURES

      Pursuant to the requirements of the Securities Act of 1933 and the 1940 Act, the Registration has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Overland Park, and State of Kansas, on the 25th day of October, 2005.

Tortoise Energy Capital Corporation

By:	/s/ KENNETH P. MALVEY

Kenneth P. Malvey, Assistant Treasurer

      Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities set forth below on the 25th day of October, 2005.

/s/ TERRY C. MATLACK Terry C. Matlack*	Chief Financial Officer and Director (Principal Financial and Accounting Officer)	October 25, 2005 Date

/s/ DAVID J. SCHULTE David J. Schulte*	Chief Executive Officer (Principal Executive Officer)	October 25, 2005 Date

/s/ CONRAD S. CICCOTELLO Conrad S. Ciccotello*	Director	October 25, 2005 Date

/s/ JOHN R. GRAHAM John R. Graham*	Director	October 25, 2005 Date

/s/ CHARLES E. HEATH Charles E. Heath*	Director	October 25, 2005 Date

/s/ H. KEVIN BIRZER H. Kevin Birzer*	Director	October 25, 2005 Date

*	By Kenneth P. Malvey pursuant to power
of attorney filed on May 1, 2005 in
connection with Pre-Effective
Amendment No. 1 to Registrant’s
Registration Statement on Form N-2 (File
Nos. 333-122022 and 811-21700) and
hereby incorporated by reference.

Index to Exhibits

(a)	Articles of Incorporation(1)
(b)	Bylaws(1)
(c)	Inapplicable
(d)	Form of Specimen Certificate(1)
(e)	Form of Dividend Reinvestment Plan(1)
(f)	Inapplicable
(g)(1)	Form of Advisory Agreement(1)
(g)(2)	Form of Reimbursement Agreement(1)
(h)(1)	Form of Underwriting Agreement(2)
(h)(2)	Form of Standard Dealer Agreement(1)
(h)(3)	Form of Agreement Among Underwriters(1)
(i)	Inapplicable
(j)	Form of Custody Agreement(2)
(k)(1)	Form of Stock Transfer Agency Agreement(1)
(k)(2)	Form of Administration Agreement(2)
(k)(3)	Inapplicable
(k)(4)	Form of Financial Advisory Services Letter Agreement(1)
(l)	Opinion of Venable LLP(1)
(m)	Inapplicable
(n)(1)	Consent of Independent Registered Public Accounting Firm (2)
(n)(2)	Opinion of Blackwell Sanders Peper Martin LLP(1)
(o)	Inapplicable
(p)	Initial Subscription Agreement(1)
(q)	Inapplicable
(r)(1)	Code of Ethics of Company(1)
(r)(2)	Code of Ethics of the Advisor(1)
(s)	Powers of Attorney(1)

(1)	Previously Filed

(2)	Filed herewith

(3)	To be filed by Amendment